UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-2071

Exact name of registrant as specified in charter:
Delaware Group Income Funds

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: July 31

Date of reporting period: July 31, 2007

Item 1. Reports to Stockholders

Annual Report	Delaware
Corporate Bond Fund

Delaware
Extended Duration
Bond Fund

July 31, 2007

                                              Fixed income mutual funds

> Portfolio management review	1
> Performance summaries	6
> Disclosure of Fund expenses	10
> Sector/Country allocation and credit quality breakdown	11
> Statements of net assets	13
> Statements of operations	30
> Statements of changes in net assets	31
> Financial highlights	32
> Notes to financial statements	42
> Report of independent registered public accounting firm	50
> Other Fund information	51
> Board of trustees/directors and officers addendum	53
> About the organization	55

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.
© 2007 Delaware Distributors, L.P.

Portfolio management review

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

August 24, 2007

The managers of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund provided the answers to the questions below as a review of the Funds’ activities over the 12-month period ended July 31, 2007.

Please see page 2 to learn more about the portfolio managers.

Q: You recently assumed portfolio management responsibilities for the Funds. Have the Funds’ overall goals and strategies changed?

A: The Funds’ goals and management strategies have not changed from those of the previous portfolio managers. The Funds strive to provide shareholders with total return through a combination of income and capital appreciation from the bonds in their portfolios. We invest primarily in corporate bonds, with a strong emphasis on those that are rated in the four highest credit categories by a nationally recognized statistical rating organization.

The bonds we select for the portfolio are typically rated BBB and above by Standard and Poor’s or Baa and above by Moody’s Investors Service. We may also invest in unrated bonds if we believe their credit quality is comparable to those with investment-grade ratings. For example, improvements in the pipeline industry benefited MidAmerican Energy 30-year bonds in the past year. However, these bonds are no longer held in the Fund because of changes in the marketplace, and because better opportunities were identified. Some BBB hybrid securities holdings, such as Ameriprise Financial, carry subordinate ratings compared to the stronger basically single-A senior ratings and have suffered because excess bond supplies have not been adequately absorbed.

As part of our overall strategy, we may also invest in high yielding, lower-quality corporate bonds, also known as “junk bonds.” These bonds may involve greater risk because the companies issuing the bonds have lower credit ratings and may have difficulty making interest and principal payments.

We may invest up to 25% of each Fund’s total assets in foreign securities, which were among the most resilient and significant contributors to performance over the one-year time period ending July 31, 2007. Higher yields and the improved fundamental picture for foreign entities generally kept investors focused on these securities this year.

Selecting foreign securities based on duration is important because interest rate relationships and supply dynamics are important factors. Driven by strong global growth trends and high global demand for natural resources, bonds from commodity-based economies and their securities issued in Brazil, Mexico, and Russia, have powered performance.

Securities of foreign issuers are also subject to certain risks, such as political and economic instability, currency fluctuations and less stringent regulatory standards.

Q: How do the two Funds differ?

A: The most significant difference between Delaware Corporate Bond Fund and Delaware Extended Bond Fund is their return potential and risk profiles as determined by the average duration of the bonds in each Fund’s portfolio. Duration measures a bond’s sensitivity to interest rates by indicating the approximate change in a bond or bond fund’s price given a 1% change in interest rates. We generally keep Delaware Corporate Bond Fund’s duration between 4 and 7 years. This is a more conservative strategy than that of Delaware Extended Duration Bond Fund, which will typically have a duration of between 8 and 11 years.

Q: What was the investment climate for investment-grade corporate bonds during the fiscal year ended July 31, 2007?

A: Economic data for the U.S. was generally positive during the period. Although GDP growth dipped in the last quarter of 2006 and the first quarter of 2007, it bounced back at an annual 4.0% rate during the second quarter of 2007. The Federal Reserve continued to voice concerns about inflation, but the central bank left the Federal funds rate — the rate banks charge each other for overnight loans — at 5.25% for the entire fiscal year.

For most of the 12-month period, investors tended to favor the riskiest parts of the fixed income markets. Lower-

The views expressed are current as of the date of this report and are subject to change.

(continues)     1

Portfolio management review

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

August 24, 2007

quality, high yield securities delivered the strongest returns. This situation began to change in the first quarter of 2007, when turbulence in the subprime home loans market — loans to less creditworthy borrowers — left investors pondering their appetite for risk. In the last three months of the fiscal year, many began selling their least secure assets in favor of higher-quality fixed income holdings.

Q: How did the Funds perform for the fiscal year ended July 31, 2007?

A: Delaware Corporate Bond Fund Class A shares returned 6.35% at net asset value and 1.54% at maximum offer price (both returns include distributions reinvested) for the fiscal year ended July 31, 2007. By comparison, the funds comprising the Lipper Corporate Debt BBB-rated Funds Average category returned 5.70% for the same period. The Fund’s benchmark, the Lehman Brothers Credit Index, returned 5.53%.

For complete, annualized performance for Delaware Corporate Bond Fund, please see the table on page 4.

With its longer-term profile, Delaware Extended Duration Bond Fund outperformed Delaware Corporate Bond Fund. Class A shares returned 6.82% at net asset value and 2.10% at maximum offer price (both returns include distributions reinvested) for the fiscal year ended July 31, 2007. By comparison, the funds comprising the Lipper Corporate Debt BBB-Rated Funds Average category returned 5.70% for the same period. The Fund’s benchmark, the Lehman Brothers Long Credit Index, returned 5.67%.

For complete, annualized performance for Delaware Extended Duration Bond Fund, please see the table on page 6.

Q: Please summarize the strategies employed for the Funds during the fiscal year?

A: One of our primary strategies was to remain invested in companies that we believed were fundamentally sound and would perform well regardless of general economic or industry-related trends.

In both funds, we reduced the allocation to high yield bonds, and at the end of the fiscal year we were overweight in BBB-rated securities. As questions emerged on where demand for high yield securities would come from, we anticipated volatility. Traditional buyers with collateralized loan obligations and hedge funds were contending with problems at that time, primarily in the structured product space. Therefore, we reduced exposure to subordinated holdings, securities not typically followed closely by the Street and securities most susceptible to a repricing risk.

We maintained positions in emerging market securities, and non-U.S. dollar denominated debt.

Q: Both Funds outperformed their benchmarks and Lipper categories. How did your investment approach contribute to performance?

A: Bonds that were called or redeemed early made the biggest contributions to performance. Our investments in BBB-rated securities were also helpful, as lower-quality, high grade bonds outperformed. MidAmerican Energy Holdings, GMAC, and Windstream, a telecommunications company, aided results.

Q: How did your investment approach detract from performance?

A: In the energy sector, some non-dollar positions have been volatile as currency relationships have shifted. The large volume of high yield bank loans generated by private equity and shareholder oriented activity finally caught up with the credit markets. Compounded by the absence of the traditional collateralized loan obligations and hedge fund investors, secondary loan prices weakened significantly, especially relative to historical volatility.

Loans issued by Windstream and United Airlines were dragged down with the repricing in the sector, and capitalization structure relative value relationships were tested. Automotive companies Ford Motor and General Motors were among the low performers.

Fund managers

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager

Mr. Chow is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Mr. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Senior Portfolio Manager

Mr. Early is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. Mr. Early re-joined Delaware Investments in March 2007. During his previous tenure at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. Mr. Early most recently worked at Chartwell Investment Partners, where he served as a senior portfolio manager in fixed income from 2003 to 2007. He also worked at Turner Investments from 2002 to 2003, where he served as chief investment officer for fixed income, and Rittenhouse Financial from 2001 to 2002. He started his career in Pittsburgh, leaving to join Delaware Investments in 1994 after 10 years at Federated Investors. Mr. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh, and he is a member of The CFA Society of Philadelphia.

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments

Mr. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Mr. Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Mr. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

Fixed Income Glossary

Basis point: A 1/100 of a percentage point, or 0.01%. Basis points are often used to measure changes in, or differences between, yields.

Bond: A debt security, like an IOU, issued by a company, municipality, or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date.

Bond ratings: Evaluations of creditworthiness by independent agencies such as Moody’s, Standard & Poor’s, and Fitch. Rating may range from Aaa or AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are noninvestment grade and commonly known as junk bonds, or high yield bonds.

Callable bond: A bond that may be redeemed at the request of the issuer prior to the stated maturity date.

Coupon rate: The interest rate that is paid to the investor over the life of the bond.

Derivative (derivative instrument): A security with a value correlated to the performance of an underlying investment.

Duration: A measurement of a fixed income investment’s sensitivity to changes in interest rates. The larger the number, the greater the likely price change for a given change in interest rates.

Fed funds rate: The percentage of interest that banks charge to lend money to each other. The rate, which fluctuates, is a good indicator of general interest rate trends.

Maturity: The length of time until a bond issuer must repay the underlying loan principal to the bondholder.

Par value: The face value of a bond. It is also referred to as the principle value. When a bond reaches maturity, the holder receives this value, regardless of what was paid for the bond.

Pre-refunded bonds: Bonds that have been refinanced and are secured by U.S. Treasury bonds, held in an escrow account.

(continues)     3

Portfolio management review

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

August 24, 2007

Structured product space: A broad range of new investment products — many with proprietary names or acronyms — that combine two or more financial instruments, at least one of which must be a derivative.

Tax-exempt bond: Exempt from federal or state income tax, state taxes, or local property tax.

Treasury yield  curve: This is a curve on a graph that depicts the difference between short and long-term bond yields across the duration spectrum. It is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. It is also used to assess broad market trends, as well as potential changes in economic output and growth.

Performance summaries

Delaware Corporate Bond Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Corporate Bond Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds may lose their value as interest rates rise, and an investor may lose principal.

Effective May 24, 2007 and Aug. 24, 2007, portfolio management responsibilities for the Fund changed. Current managers are listed in this report. Please see the prospectus, as supplemented, which contains important information regarding the investment manager for the Fund.

Fund Performance
Average annual total returns
Through July 31, 2007	1 year	5 years	Lifetime
Class A (Est. Sept. 15, 1998)
Excluding sales charge	+6.35%	+7.52%	+6.45%
Including sales charge	+1.54%	+6.52%	+5.90%

Class B (Est. Sept. 15, 1998)
Excluding sales charge	+5.56%	+6.73%	+5.75%
Including sales charge	+1.56%	+6.49%	+5.75%

Class C (Est. Sept. 15, 1998)
Excluding sales charge	+5.55%	+6.72%	+5.68%
Including sales charge	+4.55%	+6.72%	+5.68%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs, and they are subject to change.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and the Performance of a $10,000 investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.30%, but such a fee is currently subject to a contractual cap of 0.25% of average daily net assets through Nov. 30, 2007.

Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% average daily net assets. Lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Effective at the close of business on May 31, 2007, no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Nov. 30, 2007, as described in the most recent prospectus. The most recent prospectus designated Fund’s net expense ratios for Class A, B, C, R, and Institutional Class shares as 0.90%, 1.65%, 1.65%, 1.15%, and 0.65%, respectively. Total operating expenses for Class A, B, C, R, and Institutional Class shares were designated as 1.04%, 1.74%, 1.74%, 1.34%, and 0.74%, respectively.

The average annual total returns for the 1-year, 3-year, and lifetime periods ended July 31, 2007, for Delaware Corporate Bond Fund Class R shares were +6.07%, 4.59%, and +4.14%, respectively.

Class R shares were first made available on June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets through Nov. 30, 2007.

The average annual total returns for the 1-year, 5-year, and lifetime periods ended July 31, 2007, for Delaware Corporate Bond Fund Institutional Class shares were +6.81%,+7.79%, and +6.72%, respectively. Institutional Class shares were first made available Sept. 15, 1998, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table on the previous page and the graph below do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics
As of July 31, 2007

Fund objective
The Fund seeks to provide investors with total return.

Total Fund net assets
$591 million

Number of holdings
364

Fund start date
Sept. 15, 1998

	Nasdaq symbols	CUSIPs
Class A	DGCAX	245908785
Class B	DGCBX	245908777
Class C	DGCCX	245908769
Class R	DGCRX	245908744
Institutional Class	DGCIX	245908751

Performance of a $10,000 Investment
Average annual total returns from Sept. 15, 1998 (Fund’s inception) through July 31, 2007

	Starting value (Sept. 15, 1998)	Ending value (July 31, 2007)
Delaware Corporate Bond Fund — Class A Shares	$9,550	$16,615
Lehman Brothers Credit Index	$10,000	$16,404

Chart assumes $10,000 invested on Sept. 15, 1998, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers Credit Index as of Sept. 30, 1998. The Lehman Brothers Credit Index measures the performance of a large group of high quality corporate bonds with maturities greater than one year. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

(continues)     7

Performance summaries

Delaware Extended Duration Bond Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Extended Duration Bond Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds may lose their value as interest rates rise, and an investor may lose principal.

Effective May 24, 2007 and Aug. 24, 2007, portfolio management responsibilities for the Fund changed. Current managers are listed in this report. Please see the prospectus, as supplemented, which contains important information regarding the investment manager for the Fund.

Fund Performance
Average annual total returns
Through July 31, 2007	1 year	5 years	Lifetime
Class A (Est. Sept. 15, 1998)
Excluding sales charge	+6.82%	+8.90%	+6.96%
Including sales charge	+2.10%	+7.89%	+6.40%

Class B (Est. Sept. 15, 1998)
Excluding sales charge	+5.84%	+8.06%	+6.22%
Including sales charge	+1.84%	+7.84%	+6.22%

Class C (Est. Sept. 15, 1998)
Excluding sales charge	+6.03%	+8.10%	+6.18%
Including sales charge	+5.03%	+8.10%	+6.18%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs, and they are subject to change.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and the Performance of a $10,000 investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of up to 0.30% average daily net assets but such fees are currently subject to a contractual cap of 0.25% of average daily net assets through Nov. 30, 2007.

Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Effective at the close of business on May 31, 2007, no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Nov. 30, 2007, as described in the most recent prospectus. The most recent prospectus designated Fund’s net expense ratios for Class A, B, C, R, and Institutional Class shares as 0.90%, 1.65%, 1.65%, 1.15%, and 0.65%, respectively. Total operating expenses for Class A, B, C, R, and Institutional Class shares were designated as 1.22%, 1.92%, 1.92%, 1.52%, and 0.92%, respectively.

The average annual total returns for the 1-year and lifetime periods ended July 31, 2007, for the Delaware Extended Duration Fund Class R shares were 6.75% and 2.11%, respectively.

Class R shares were first made available on Oct. 1, 2005, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets through Nov. 30, 2007.

The average annual total returns for the 1-year, 5-year, and lifetime periods ended July 31, 2007, for Delaware Extended Duration Bond Fund Institutional Class shares were 6.90%, 9.15%, and 7.21%, respectively. Institutional Class shares were first made available Sept. 15, 1998, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table on the previous page and the graph below do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics
As of July 31, 2007

Fund objective
The Fund seeks to provide investors with total return.

Total Fund net assets
$273 million

Number of holdings
280

Fund start date
Sept. 15, 1998

	Nasdaq symbols	CUSIPs
Class A	DEEAX	245908835
Class B	DEEBX	245908827
Class C	DEECX	245908819
Class R	DEERX	245908728
Institutional Class	DEEIX	245908793

Performance of a $10,000 Investment
Average annual total returns from Sept. 15, 1998 (Fund’s inception) through July 31, 2007

	Starting value (Sept. 15, 1998)	Ending value (July 31, 2007)
Delaware Extended Duration Bond Fund — Class A Shares	$9,550	$17,326
Lehman Brothers Long Credit Index	$10,000	$17,253

Chart assumes $10,000 invested on Sept. 15, 1998, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers Long Credit Index as of Sept. 30, 1998. The Lehman Brothers Long Credit Index is an unmanaged composite of corporate and non-corporate fixed income securities that are rated investment grade and have at least 10 years to final maturity. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses

For the period February 1, 2007 to July 31, 2007

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2007 to July 31, 2007.

Actual Expenses

The first section of the tables shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

*	“Expenses Paid During Period” are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Delaware Corporate Bond Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	2/1/07 to
	2/1/07	7/31/07	Ratio	7/31/07*
Actual Fund Return
Class A	$1,000.00	$1,004.60	0.83%	$4.13
Class B	1,000.00	1,002.70	1.58%	7.85
Class C	1,000.00	1,000.90	1.58%	7.84
Class R	1,000.00	1,003.40	1.08%	5.36
Institutional Class	1,000.00	1,007.70	0.58%	2.89
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,020.68	0.83%	$4.16
Class B	1,000.00	1,016.96	1.58%	7.90
Class C	1,000.00	1,016.96	1.58%	7.90
Class R	1,000.00	1,019.44	1.08%	5.41
Institutional Class	1,000.00	1,021.92	0.58%	2.91

Delaware Extended Duration Bond Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	2/1/07 to
	2/1/07	7/31/07	Ratio	7/31/07*
Actual Fund Return
Class A	$1,000.00	$992.10	0.91%	$4.49
Class B	1,000.00	988.30	1.66%	8.18
Class C	1,000.00	988.30	1.66%	8.18
Class R	1,000.00	992.60	1.16%	5.73
Institutional Class	1,000.00	993.30	0.66%	3.26
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,020.28	0.91%	$4.56
Class B	1,000.00	1,016.56	1.66%	8.30
Class C	1,000.00	1,016.56	1.66%	8.30
Class R	1,000.00	1,019.04	1.16%	5.81
Institutional Class	1,000.00	1,021.52	0.66%	3.31

Sector/Country allocation and credit quality breakdown

Delaware Corporate Bond Fund

As of July 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector/Country	of Net Assets
Agency Collateralized Mortgage Obligations	0.10%
Agency Mortgage-Backed Security	0.02%
Collateralized Debt Obligation	0.09%
Commercial Mortgage-Backed Securities	2.93%
Convertible Bond	0.30%
Corporate Bonds	70.46%
Banking	9.68%
Basic Industry	4.16%
Brokerage	3.22%
Capital Goods	2.62%
Communications	9.98%
Consumer Cyclical	3.97%
Consumer Non-Cyclical	4.53%
Electric	4.81%
Energy	3.57%
Finance Companies	10.55%
Insurance	6.26%
Natural Gas	1.89%
Real Estate	2.57%
Technology	0.82%
Transportation	1.83%
Municipal Bonds	1.36%
Non-Agency Asset-Backed Securities	1.57%
Non-Agency Collateralized Mortgage Obligations	2.89%
Regional Agency	0.24%
Regional Authority	0.38%
Senior Secured Loans	8.29%
Sovereign Debt	1.63%
Brazil	0.77%
Colombia	0.15%
Mexico	0.20%
United Kingdom	0.51%
Supranational Banks	0.61%
U.S. Treasury Obligations	6.14%
Future Call Option	0.08%
Common Stock	0.02%
Convertible Preferred Stock	0.22%
Preferred Stock	0.14%
Warrant	0.00%
Discount Note	3.29%
Total Value of Securities	100.76%
Liabilities Net of Receivables and Other Assets	(0.76% )
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	22.28%
AA	10.16%
A	19.30%
BBB	32.91%
BB	7.73%
B	5.97%
CCC	1.53%
Not Rated	0.12%
Total	100.00%

(continues)     11

Sector/Country allocation and credit quality breakdown

Delaware Extended Duration Bond Fund

As of July 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector/Country	of Net Assets
Agency Collateralized Mortgage Obligation	1.01%
Commercial Mortgage-Backed Securities	1.67%
Corporate Bonds	67.83%
Banking	10.99%
Basic Industry	4.13%
Brokerage	2.26%
Capital Goods	3.41%
Communications	6.54%
Consumer Cyclical	5.55%
Consumer Non-Cyclical	5.87%
Electric	7.08%
Energy	4.31%
Finance Companies	6.06%
Insurance	6.48%
Natural Gas	1.89%
Real Estate	0.93%
Technology	1.25%
Transportation	1.08%
Municipal Bonds	1.51%
Non-Agency Asset Backed Securities	0.83%
Regional Agency	0.23%
Regional Authority	0.36%
Senior Secured Loans	7.93%
Sovereign Debt	1.67%
Brazil	0.89%
Colombia	0.12%
Mexico	0.19%
United Kingdom	0.47%
Supranational Banks	0.56%
U.S. Treasury Obligations	12.14%
Preferred Stock	0.08%
Warrant	0.00%
Future Call Option	0.08%
Discount Note	8.11%
Total Value of Securities	104.01%
Liabilities Net of Receivables and Other Assets	(4.01% )
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	27.00%
AA	11.16%
A	18.87%
BBB	27.44%
BB	7.40%
B	5.81%
CCC	1.17%
Not Rated	1.15%
Total	100.00%

Statements of net assets

Delaware Corporate Bond Fund

July 31, 2007

	Principal		Value
	Amount°		(U.S. $)
Agency Collateralized Mortgage Obligations – 0.10%
Fannie Mae Interest
Strip Series 265 2
9.00% 3/1/24	USD	25,776	$29,330
GNMA Series 2003-5 B
4.486% 10/16/25		540,000	529,577
Total Agency Collateralized Mortgage Obligations
(cost $567,709)			558,907

Agency Mortgage-Backed Security – 0.02%
Fannie Mae S.F. 30 yr
7.00% 2/1/36		139,087	142,910
Total Agency Mortgage-Backed Security
(cost $142,956)			142,910

=@# Collateralized Debt Obligation – 0.09%
Travelers Funding Limited
CBO Series 1A A2 144A
6.35% 2/18/14		500,000	503,744
Total Collateralized Debt Obligation
(cost $510,313)			503,744

Commercial Mortgage-Backed Securities – 2.93%
•Bank of America Commercial Mortgage
Series 2006-3 A4
5.889% 7/10/44		2,475,000	2,469,005
Series 2005-6 AM
5.181% 9/10/47		675,000	646,611
#Bear Stearns Commercial
Mortgage Securities
Series 2004-ESA E 144A
5.064% 5/14/16		1,105,000	1,104,180
Citigroup Commercial Mortgage Trust
Series 2006-C5 A4
5.431% 10/15/49		1,465,000	1,412,547
•Series 2007-C6 A4
5.889% 12/10/49		955,000	939,529
•#Credit Suisse First Boston
Mortgage Securities
Series 2001-SPGA A2 144A
6.515% 8/13/18		2,395,000	2,474,240
JPMorgan Chase Commercial
Mortgage Securities
Series 2002-C2 A2
5.05% 12/12/34		800,000	779,484
•Series 2006-LDP7 AJ
5.875% 4/15/45		1,920,000	1,907,284
#Merrill Lynch Mortgage Investors
144A Series 1998-C3 G
6.00% 12/15/30		1,200,000	1,119,369
#Merrill Lynch Mortgage Trust
144A Series 2002-MW1 J
5.695% 7/12/34		325,000	313,572
•Morgan Stanley Capital I
#Series 1999-FNV1 G
144A 6.12% 3/15/31		510,000	509,430
Series 2007-T27 A4
5.804% 6/11/42		1,500,000	1,464,480
#Tower 144A
Series 2004-2A A
4.232% 12/15/14		935,000	908,995
Series 2006-1 B
5.588% 2/15/36		510,000	506,130
Series 2006-1 C
5.707% 2/15/36		785,000	772,271
Total Commercial Mortgage-Backed Securities
(cost $17,555,718)			17,327,127

Convertible Bond – 0.30%
•U.S. Bancorp 3.61% 9/20/36
exercise price $38.28,
expiration date 9/20/36		1,775,000	1,772,870
Total Convertible Bond
(cost $1,771,450)			1,772,870

Corporate Bonds – 70.46%
Banking – 9.68%
American Express Centurion
5.95% 6/12/17		5,500,000	5,537,406
BAC Capital Trust XI
6.625% 5/23/36		1,380,000	1,378,765
•BAC Capital Trust XIII
5.76% 12/31/49		1,000,000	938,804
•BAC Capital Trust XV
6.16% 6/1/56		1,505,000	1,509,074
•#Banco Mercantil 144A
6.862% 10/13/21		1,240,000	1,261,862
Bancolombia
6.875% 5/25/17		580,000	546,650
Bank of America
5.75% 8/15/16		1,395,000	1,380,372
Bank One 5.90% 11/15/11		665,000	679,081
^Dresdner Bank
6.04% 1/24/08		3,175,000	3,178,969
•#Glitnir Banki 144A
6.693% 6/15/16		1,150,000	1,191,161
JPMorgan Chase Capital XVIII
6.95% 8/17/36		2,080,000	1,999,620
•Marshall & Ilsley Bank
5.63% 12/4/12		1,415,000	1,416,893
National City Bank
5.80% 6/7/17		2,020,000	1,993,829
#Northern Rock 144A
5.625% 6/22/17		3,615,000	3,651,698
•6.594% 6/29/49		2,430,000	2,377,245
•#PNC Preferred Funding Trust I
144A 6.113% 3/29/49		3,200,000	3,122,522

(continues)     13

Statements of net assets

Delaware Corporate Bond Fund

	Principal		Value
	Amount°		(U.S. $)
Corporate Bonds (continued)
Banking (continued)
Popular North America
4.25% 4/1/08	USD	1,235,000	$1,222,629
•5.76% 4/6/09		845,000	849,372
Popular North America Capital
Trust I 6.564% 9/15/34		1,500,000	1,370,085
•RBS Capital Trust I
4.709% 12/29/49		2,435,000	2,265,558
•#Resona Preferred Global Securities
144A 7.191% 12/29/49		3,200,000	3,235,881
Silicon Valley Bank
5.70% 6/1/12		1,390,000	1,368,280
Sovereign Bancorp
4.80% 9/1/10		1,670,000	1,635,072
Sovereign Capital Trust VI
7.908% 6/13/36		2,505,000	2,670,821
•#Sumitomo Mitsui Banking
144A 5.625% 7/29/49		2,230,000	2,121,183
•#United Overseas Bank
144A 5.375% 9/3/19		1,315,000	1,268,870
US Bank 5.70% 12/15/08		820,000	823,004
•#Vneshtorgbank 144A
5.955% 8/1/08		585,000	583,567
VTB 24 Capital
6.18% 12/7/09		1,200,000	1,208,695
Wachovia 5.75% 6/15/17		2,495,000	2,449,985
Washington Mutual
5.25% 9/15/17		910,000	841,490
Wells Fargo Capital X
5.95% 12/15/36		1,250,000	1,129,998
			57,208,441
Basic Industry – 4.16%
Barrick Gold
5.80% 11/15/34		1,550,000	1,402,742
Bowater 9.00% 8/1/09		1,510,000	1,491,125
Georgia-Pacific
8.875% 5/15/31		2,000,000	1,910,000
9.50% 12/1/11		45,000	46,350
Grupo Minero Mexico
8.25% 4/1/08		1,145,000	1,167,900
IMC Global 7.375% 8/1/18		300,000	286,500
Ispat Inland 9.75% 4/1/14		1,310,000	1,428,868
Lubrizol 4.625% 10/1/09		1,980,000	1,945,738
#MacDermid 144A
9.50% 4/15/17		960,000	878,400
Newmont Gold
8.91% 1/5/09		184,279	189,402
Norske Skog Canada
8.625% 6/15/11		2,175,000	1,962,938
#Norske Skogindustrier
144A 7.125% 10/15/33		2,265,000	1,939,368
Placer Dome
6.45% 10/15/35		1,760,000	1,757,286
#Sappi Papier Holding 144A
6.75% 6/15/12		305,000	289,851
7.50% 6/15/32		1,865,000	1,638,253
Southern Copper
7.50% 7/27/35		1,710,000	1,773,612
United States Steel
5.65% 6/1/13		1,100,000	1,085,399
6.05% 6/1/17		1,985,000	1,917,093
6.65% 6/1/37		1,570,000	1,472,528
			24,583,353
Brokerage – 3.22%
•Ameriprise Financial
7.518% 6/1/66		3,135,000	3,178,639
AMVESCAP
4.50% 12/15/09		1,435,000	1,408,982
5.625% 4/17/12		3,290,000	3,260,068
Bear Stearns
5.85% 7/19/10		3,445,000	3,436,722
E Trade Financial
8.00% 6/15/11		745,000	763,625
Jefferies Group
6.45% 6/8/27		2,525,000	2,414,680
LaBranche
11.00% 5/15/12		850,000	837,250
#Lazard Group 144A
6.85% 6/15/17		1,210,000	1,214,627
•Lehman Brothers Holdings
Capital Trust VIII
6.19% 11/29/49		790,000	763,808
•Lehman Brothers Holdings
E-Capital Trust I
6.14% 8/19/65		400,000	404,026
Morgan Stanley
5.45% 1/9/17		1,400,000	1,332,968
			19,015,395
Capital Goods – 2.62%
Caterpillar 6.05% 8/15/36		1,210,000	1,184,867
General Electric
5.00% 2/1/13		6,000,000	5,864,706
Honeywell International
5.70% 3/15/37		945,000	880,606
Martin Marietta Materials
6.25% 5/1/37		1,520,000	1,449,931
Pactiv
5.875% 7/15/12		1,040,000	1,051,872
6.40% 1/15/18		835,000	847,170
#Sealed Air 144A
5.375% 4/15/08		830,000	825,857
#Siemens Finance 144A
6.125% 8/17/26		2,440,000	2,379,493
Tyco International Group
6.875% 1/15/29		945,000	1,025,384
			15,509,886
Communications – 9.98%
AT&T
7.30% 11/15/11		3,895,000	4,162,387
8.00% 11/15/31		818,000	977,968

	Principal		Value
	Amount°		(U.S. $)
Corporate Bonds (continued)
Communications (continued)
AT&T Wireless Services
7.875% 3/1/11	USD	525,000	$564,840
8.75% 3/1/31		3,035,000	3,766,566
BellSouth
4.20% 9/15/09		1,500,000	1,467,647
6.00% 11/15/34		1,480,000	1,389,261
CCH I Holdings
13.50% 1/15/14		1,405,000	1,397,975
Comcast 6.45% 3/15/37		1,030,000	982,818
Comcast Cable Communications
6.75% 1/30/11		2,205,000	2,284,614
Cox Communications
4.625% 1/15/10		2,480,000	2,423,858
Embarq 7.082% 6/1/16		2,525,000	2,526,778
Liberty Media
8.50% 7/15/29		795,000	789,118
News America
6.20% 12/15/34		2,575,000	2,371,675
Nextel Communications
6.875% 10/31/13		1,280,000	1,229,906
Qwest 7.875% 9/1/11		20,000	20,400
Sprint Capital
7.625% 1/30/11		1,570,000	1,651,959
Sprint Nextel
•5.76% 6/28/10		2,305,000	2,304,391
6.00% 12/1/16		715,000	675,930
Telecom Italia Capital
4.00% 1/15/10		415,000	400,250
•5.97% 7/18/11		1,720,000	1,728,251
Telefonica Emisiones
5.984% 6/20/11		1,375,000	1,382,767
6.421% 6/20/16		660,000	665,354
7.045% 6/20/36		1,775,000	1,813,370
Telefonos de Mexico
4.50% 11/19/08		1,420,000	1,405,963
TELUS 4.95% 3/15/17	CAD	566,000	477,712
Time Warner
5.50% 11/15/11	USD	2,755,000	2,739,522
6.50% 11/15/36		1,060,000	1,009,260
#Time Warner Cable 144A
5.40% 7/2/12		6,770,000	6,675,970
6.55% 5/1/37		330,000	316,202
Triton PCS 8.50% 6/1/13		2,000,000	2,020,000
Verizon Communications
5.55% 2/15/16		4,000,000	3,894,300
Viacom
•5.71% 6/16/09		835,000	837,998
5.75% 4/30/11		905,000	902,594
Vodafone Group
5.375% 1/30/15		1,795,000	1,715,686
			58,973,290
Consumer Cyclical – 3.97%
CVS Caremark
5.75% 6/1/17		1,181,000	1,132,548
•DaimlerChrysler Holding
5.805% 8/3/09		1,810,000	1,815,231
Disney (Walt) 7.55% 7/15/93		1,565,000	1,799,698
Federated Retail Holdings
5.35% 3/15/12		835,000	830,065
Ford Motor Credit
7.80% 6/1/12		845,000	805,315
•8.11% 1/13/12		1,505,000	1,438,357
#Galaxy Entertainment Finance
144A 9.875% 12/15/12		1,335,000	1,433,456
General Motors
6.375% 5/1/08		1,500,000	1,481,250
8.375% 7/15/33		4,150,000	3,434,126
GMAC 6.875% 9/15/11		2,745,000	2,554,797
Harrah’s Operating
6.50% 6/1/16		675,000	496,885
#Johnson (SC) & Son 144A
5.75% 2/15/33		515,000	478,943
Lear 8.75% 12/1/16		975,000	906,750
#Nissan Motor Acceptance
144A 5.625% 3/14/11		700,000	699,800
Penney (J.C.)
5.75% 2/15/18		1,040,000	996,826
6.375% 10/15/36		2,515,000	2,342,360
7.625% 3/1/97		840,000	842,128
			23,488,535
Consumer Non-Cyclical – 4.53%
#AmBev International
Finance 144A
9.50% 7/24/17	BRL	3,200,000	1,591,512
AmerisourceBergen
5.625% 9/15/12	USD	1,885,000	1,855,270
#Amgen 144A
5.85% 6/1/17		2,485,000	2,449,233
6.375% 6/1/37		2,399,000	2,288,253
Genentech 4.75% 7/15/15		1,000,000	936,150
HCA
6.50% 2/15/16		100,000	77,500
#144A 9.125% 11/15/14		560,000	554,400
Health Net 6.375% 6/1/17		2,045,000	2,036,053
HealthSouth 10.75% 6/15/16		1,615,000	1,639,225
Kroger 5.50% 2/1/13		1,745,000	1,715,019
#Miller Brewing 144A
4.25% 8/15/08		1,060,000	1,045,320
Philip Morris 7.65% 7/1/08		1,000,000	1,018,292
Procter & Gamble 5.55% 3/5/37		875,000	829,409
#SABmiller 144A 6.50% 7/1/16		2,505,000	2,570,328
Schering-Plough 5.55% 12/1/13		1,000,000	1,004,836
Smithfield Foods 7.75% 7/1/17		675,000	654,750
US Oncology 9.00% 8/15/12		775,000	775,000
UST 6.625% 7/15/12		260,000	271,088

(continues)     15

Statements of net assets

Delaware Corporate Bond Fund

	Principal		Value
	Amount°		(U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Wyeth
5.50% 2/1/14	USD	3,445,000	$3,393,267
5.95% 4/1/37		45,000	42,863
			26,747,768
Electric – 4.81%
Alabama Power 5.875% 12/1/22		1,275,000	1,265,474
CenterPoint Energy Houston
Electric 5.60% 7/1/23		2,815,000	2,626,384
Cleveland Electric Illuminating
7.88% 11/1/17		200,000	227,632
Detroit Edison 4.80% 2/15/15		1,450,000	1,358,356
Dominion Resources
5.687% 5/15/08		3,075,000	3,079,625
5.95% 6/15/35		1,040,000	967,840
Entergy Gulf States
5.12% 8/1/10		1,575,000	1,551,235
5.25% 8/1/15		1,195,000	1,121,457
6.00% 12/1/12		1,855,000	1,849,752
FirstEnergy 8.33% 12/1/07		171,000	171,436
FPL Group Capital
5.625% 9/1/11		1,285,000	1,296,467
•6.65% 6/15/67		1,180,000	1,159,092
Pacific Gas & Electric
6.05% 3/1/34		2,500,000	2,435,118
PacifiCorp 7.00% 7/15/09		500,000	516,111
PECO Energy
5.95% 11/1/11		2,150,000	2,204,178
Pepco Holdings
6.125% 6/1/17		1,255,000	1,248,109
#Power Contract Financing
144A 6.256% 2/1/10		1,442,768	1,458,216
#Power Receivables Finance
144A 6.29% 1/1/12		154,902	157,531
PSEG Funding Trust I
5.381% 11/16/07		1,680,000	1,678,716
PSEG Power
5.50% 12/1/15		2,135,000	2,058,998
			28,431,727
Energy – 3.57%
Anadarko Petroleum
5.95% 9/15/16		460,000	452,829
6.45% 9/15/36		1,500,000	1,453,034
Apache 5.25% 4/15/13		1,530,000	1,507,977
Canadian Natural Resources
5.70% 5/15/17		2,000,000	1,940,208
6.25% 3/15/38		32,000	30,690
#Canadian Oil Sands 144A
4.80% 8/10/09		489,000	482,462
Devon Energy
7.95% 4/15/32		535,000	627,834
#Lukoil International Finance 144A
6.356% 6/7/17		185,000	174,659
6.656% 6/7/22		185,000	172,050
Nexen 6.40% 5/15/37		968,000	937,766
#Ras Laffan Liquefied
Natural Gas III 144A
5.832% 9/30/16		1,000,000	997,959
5.838% 9/30/27		2,235,000	2,126,170
SEACOR Holdings
7.20% 9/15/09		2,115,000	2,142,274
•Secunda International
13.36% 9/1/12		1,275,000	1,303,688
Sibeneft 10.75% 1/15/09		500,000	531,150
Smith International
7.00% 9/15/07		1,375,000	1,376,869
Suncor Energy
6.50% 6/15/38		1,760,000	1,799,947
TNK-BP Finance
6.625% 3/20/17		1,555,000	1,474,762
#144A 6.625% 3/20/17		1,305,000	1,216,913
Tyumen Oil 11.00% 11/6/07		340,000	345,702
			21,094,943
Finance Companies – 10.55%
•American Express
6.80% 9/1/66		4,925,000	5,042,048
Capital One Bank
5.75% 9/15/10		1,250,000	1,255,661
#Capmark Financial Group 144A
5.875% 5/10/12		1,665,000	1,558,475
6.30% 5/10/17		7,045,000	6,251,577
General Electric Capital
4.125% 9/1/09		8,000,000	7,842,496
5.40% 2/15/17		14,500,000	14,134,396
•#ILFC E-Capital Trust II 144A
6.25% 12/21/65		5,770,000	5,569,549
International Lease Finance
5.75% 6/15/11		1,850,000	1,860,488
•JPMorgan Chase Capital XXI
6.305% 2/2/37		2,780,000	2,756,120
#KAR Holdings 144A
10.00% 5/1/15		955,000	845,175
#Mantis Reef 144A
4.799% 11/3/09		2,140,000	2,109,766
•#Fuji JGB Investment Preferred
144A 9.87% 12/29/49		1,625,000	1,686,370
Residential Capital
5.125% 5/17/12	EUR	950,000	1,156,341
•5.86% 6/9/08	USD	1,070,000	1,027,296
6.125% 11/21/08		3,025,000	2,902,760
6.375% 6/30/10		815,000	767,706
•6.66% 11/21/08		1,920,000	1,846,397
•#144A 7.69% 4/17/09		810,000	782,825
SLM 4.50% 7/26/10		685,000	641,007
•#Xstrata Finance 144A
5.71% 11/13/09		2,345,000	2,349,978
			62,386,431

	Principal		Value
	Amount°		(U.S. $)
Corporate Bonds (continued)
Insurance – 6.26%
American International Group
6.25% 5/1/36	USD	1,035,000	$1,049,458
#Liberty Mutual Group 144A
7.00% 3/15/34		1,860,000	1,770,679
#Max USA Holdings 144A
7.20% 4/14/17		2,020,000	1,945,569
Montpelier Re Holdings
6.125% 8/15/13		1,100,000	1,074,629
#Nationwide Mutual Insurance
144A 7.875% 4/1/33		925,000	1,081,996
#Nippon Life Insurance
144A 4.875% 8/9/10		2,370,000	2,324,361
Phoenix 6.675% 2/16/08		1,405,000	1,408,149
Prudential Financial
6.10% 6/15/17		1,180,000	1,201,128
w#Stingray Pass Through Trust 144A
5.902% 1/12/15		2,300,000	2,093,000
Travelers 6.25% 6/15/37		2,370,000	2,290,441
•w#Twin Reefs Pass Through Trust
144A 6.32% 12/31/49		4,000,000	4,012,712
Unitrin 6.00% 5/15/17		3,670,000	3,634,188
WellPoint
4.25% 12/15/09		505,000	491,604
5.875% 6/15/17		1,155,000	1,149,755
Wells Fargo 5.125% 9/15/16		7,000,000	6,671,489
•#White Mountains Re Group
144A 7.506% 5/29/49		2,220,000	2,171,529
•XL Capital 6.50% 12/31/49		2,955,000	2,641,622
			37,012,309
Natural Gas – 1.89%
Enbridge 5.80% 6/15/14		620,000	614,803
Energy Transfer Partners
6.125% 2/15/17		25,000	24,092
Enterprise Products Operating
4.00% 10/15/07		590,000	588,025
4.625% 10/15/09		565,000	555,979
•8.375% 8/1/66		1,510,000	1,543,004
#GulfSouth Pipeline 144A
5.05% 2/1/15		1,825,000	1,736,307
Kaneb Pipe Line Operating
Partnership 5.875% 6/1/13		455,000	455,731
KeySpan Gas East
6.90% 1/15/08		725,000	729,751
ONEOK 5.51% 2/16/08		1,330,000	1,330,837
Sempra Energy 4.75% 5/15/09		735,000	728,298
Valero Energy 6.625% 6/15/37		1,075,000	1,073,464
Valero Logistics Operations
6.05% 3/15/13		1,755,000	1,781,202
			11,161,493
Real Estate – 2.57%
Brandywine Operation
Partnership
5.625% 12/15/10		2,950,000	2,954,466
Developers Diversified Realty
4.625% 8/1/10		175,000	170,379
HRPT Properties Trust
6.25% 6/15/17		2,360,000	2,378,214
iStar Financial
5.15% 3/1/12		900,000	860,285
5.875% 3/15/16		1,190,000	1,069,811
#Realogy 144A
12.375% 4/15/15		775,000	651,000
Regency Centers
5.875% 6/15/17		2,505,000	2,488,758
•#USB Realty 144A
6.091% 12/22/49		4,700,000	4,617,558
			15,190,471
Technology – 0.82%
#Freescale Semiconductor 144A
8.875% 12/15/14		75,000	68,813
10.125% 12/15/16		725,000	641,625
SunGard Data Systems
10.25% 8/15/15		1,102,000	1,107,510
Xerox 6.75% 2/1/17		3,000,000	3,052,716
			4,870,664
Transportation – 1.83%
American Airlines
6.817% 5/23/11		1,820,000	1,792,700
6.977% 5/23/21		112,380	106,199
Burlington North Santa Fe
5.65% 5/1/17		2,000,000	1,927,922
Continental Airlines
6.503% 6/15/11		1,835,000	1,850,781
6.703% 6/15/21		344,536	347,120
#DP World Sukuk 144A
6.25% 7/2/17		1,930,000	1,893,762
#Erac USA Finance 144A
5.30% 11/15/08		2,555,000	2,529,283
7.35% 6/15/08		250,000	252,951
=United Air Lines
8.70% 10/7/08		405,952	113,667
			10,814,385
Total Corporate Bonds
(cost $423,424,696)			416,489,091

Municipal Bonds – 1.36%
California State 5.00% 2/1/33		890,000	908,245
Illinois State Taxable Pension
5.10% 6/1/33		1,000,000	924,510
Oregon State Taxable Pension
5.892% 6/1/27		1,600,000	1,624,816
West Virginia Economic
Development Authority
5.37% 7/1/20 (MBIA)		290,000	286,955

(continues)     17

Statements of net assets

Delaware Corporate Bond Fund

	Principal		Value
	Amount°		(U.S. $)
Municipal Bonds (continued)
West Virginia Tobacco
Settlement Finance
Authority 7.467% 6/1/47	USD	4,250,000	$4,298,323
Total Municipal Bonds
(cost $8,000,338)			8,042,849

Non-Agency Asset-Backed Securities – 1.57%
Citibank Credit Card Issuance
Trust Series 2007-A3 A3
6.15% 6/15/39		3,155,000	3,245,513
•Countrywide Asset-Backed Certificates
Series 2006-S7 A3
5.712% 11/25/35		1,650,000	1,641,226
Series 2006-S9 A3
5.728% 8/25/36		1,440,000	1,432,108
•#MASTR Specialized Loan Trust
Series 2005-2 A2 144A
5.006% 7/25/35		568,281	548,273
Mid-State Trust
Series 11 A1
4.864% 7/15/38		207,421	195,351
Series 2004-1 A
6.005% 8/15/37		250,476	252,400
Series 2005-1 A
5.745% 1/15/40		294,584	289,245
RSB Bondco Series 2007-A A2
5.723% 4/1/18		1,085,000	1,088,391
#Sharp Net Interest Margin
Trust Series 2004-2N Note
144A 7.00% 1/25/34		20,030	10,027
#Sierra Receivables Funding
Series 2003-1A A 144A
3.09% 1/15/14		43,434	42,619
Structured Asset Securities
Series 2001-SB1 A2
3.375% 8/25/31		606,118	545,058
Total Non-Agency Asset-Backed Securities
(cost $9,276,874)			9,290,211

Non-Agency Collateralized Mortgage Obligations – 2.89%
•Bear Stearns Alternative A
Trust Series 2006-3 34A1
6.156% 5/25/36		1,334,293	1,345,972
Countrywide Alternative Loan
Trust Series 2006-2CB A3
5.50% 3/25/36		1,038,437	1,032,803
•First Horizon Alternative
Mortgage Securities
Series 2006-FA2 B1
5.979% 5/25/36		1,930,741	1,879,025
•GMAC Mortgage Loan Trust
Series 2005-AR2 4A
5.187% 5/25/35		1,394,785	1,375,784
Lehman Mortgage Trust
Series 2005-2 2A3
5.50% 12/25/35		1,236,650	1,232,715
•MASTR Adjustable Rate Mortgage Trust
Series 2004-10 2A2
5.291% 10/25/34		342,950	350,244
Series 2005-1 B1
5.412% 3/25/35		1,666,238	1,659,565
•Nomura Asset Acceptance
Series 2006-AF1 1A2
6.159% 5/25/36		1,200,000	1,210,205
•Wells Fargo Mortgage-Backed
Securities Trust
Series 2006-AR6 7A1
5.115% 3/25/36		3,257,366	3,205,810
Series 2006-AR11 A7
5.518% 8/25/36		1,797,680	1,789,251
Series 2006-AR12 1A2
6.026% 9/25/36		917,967	926,256
Series 2006-AR14 2A4
6.094% 10/25/36		1,075,565	1,086,360
Total Non-Agency Collateralized Mortgage
Obligations (cost $17,021,407)			17,093,990

Regional Agency – 0.24%
Queensland Treasury
6.00% 10/14/15	AUD	1,756,000	1,443,024
Total Regional Agency
(cost $1,327,363)			1,443,024

Regional Authority – 0.38%
Quebec Province
5.00% 12/1/15	CAD	2,404,000	2,265,624
Total Regional Authority
(cost $2,140,690)			2,265,624

«Senior Secured Loans – 8.29%
Allied Waste North America
7.73% 3/28/14	USD	600,000	585,000
AWAS 2nd Lien
11.375% 3/21/13		2,077,956	2,036,397
Claires Stores Term B
8.36% 5/7/14		525,000	480,375
Coffeyville Resources
Credit-Linked Deposits
5.249% 12/28/10		241,399	230,737
Tranche D 8.349% 12/28/13		1,250,481	1,195,253
Community Health Systems
Tranche B 7.61% 7/2/14		125,290	119,887
Tranche DD 7.61% 7/2/14		1,899,710	1,820,559
DaimlerChrysler
Tranche B 11.01% 7/1/12		1,950,000	1,852,500
2nd Lien 13.51% 7/1/13		2,500,000	2,375,000
Delphi 2nd Lien
8.125% 12/31/07		400,000	391,800
Douglas Dynamics Tranche B
7.57% 5/20/13		798,000	770,070

	Principal		Value
	Amount°		(U.S. $)
«Senior Secured Loans (continued)
Fontainebleau
Tranche B 8.67% 6/6/14	USD	200,000	$187,500
Tranche DD 8.61% 6/6/14		400,000	381,750
Ford Motor Tranche B
8.36% 12/15/13		5,025,000	4,742,344
General Motors
7.725% 11/29/13		2,184,000	2,099,370
Georgia Pacific Tranche B2
7.115% 12/22/12		650,000	617,958
Graceway Pharmaceuticals
8.105% 5/3/11		200,000	193,000
HCA 7.614% 11/16/13		783,500	749,876
HealthSouth
8.61% 3/10/13		2,061,138	1,995,625
Hexion Specialty Chemicals
Tranche C-1 7.875% 5/5/13		1,716,561	1,661,631
Tranche C-2 7.875% 5/5/13		372,886	356,479
Idearc Tranche B Term
7.36% 11/1/14		950,000	916,451
Lyondell Chemical
7.11% 8/16/13		1,389,500	1,357,076
Pinnacle Foods Finance
Tranche B 8.21% 4/2/14		425,000	404,812
Qwest Tranche B
6.95% 6/30/10		1,250,000	1,253,131
Rental Service2nd Lien
8.87% 11/30/13		1,400,000	1,337,000
Spirit Finance
8.36% 5/23/13		1,225,000	1,194,375
Stallion Oilfield Services Tranche B
10.86% 6/12/13		1,600,000	1,576,000
Surgical Care Affiliates
10.64% 12/29/14		550,000	522,500
Talecris Biotherapeutics 2nd Lien
11.86% 12/6/14		1,940,000	1,969,100
Telesat Canada
9.00% 2/14/08		2,290,000	2,290,000
Time Warner Telecom Holdings
7.62% 1/7/13		800,000	778,000
Tribune
8.49% 5/17/09		500,000	485,625
8.698% 5/30/14		875,000	789,692
United Airlines
7.375% 2/1/14		995,000	931,987
Univision Communications
7.605% 9/15/14		775,000	715,422
US Airways Group
8.05% 3/23/14		800,000	762,400
Visteon Tranche B
8.38% 6/13/13		900,000	824,625
Windstream Tranche B
6.85% 7/17/13		6,150,000	6,023,925
Total Senior Secured Loans
(cost $50,330,692)			48,975,232

Sovereign Debt – 1.63%
Brazil – 0.77%
Republic of Brazil
10.25% 1/10/28	BRL	3,590,000	1,974,976
12.50% 1/5/22	BRL	4,035,000	2,592,247
			4,567,223
Colombia – 0.15%
Republic of Colombia
12.00% 10/22/15	COP	1,486,000,000	866,413
			866,413
Mexico – 0.20%
Mexican Bonos
8.00% 12/17/15	MXN	6,109,000	566,321
10.00% 12/5/24	MXN	5,790,000	643,761
			1,210,082
United Kingdom – 0.51%
U.K. Treasury
8.00% 9/27/13	GBP	1,296,000	2,990,446
			2,990,446
Total Sovereign Debt
(cost $9,005,077)			9,634,164

Supranational Banks – 0.61%
European Investment Bank
2.15% 1/18/27	JPY	206,600,000	1,707,191
6.00% 7/15/09	NZD	2,510,000	1,836,531
Inter-American
Development Bank
1.90% 7/8/09	JPY	4,000,000	34,330
Total Supranational Banks
(cost $3,602,297)			3,578,052

U.S. Treasury Obligations – 6.14%
¥U.S. Treasury Bond
4.50% 2/15/36	USD	23,015,000	21,526,229
U.S. Treasury Inflation
Index Bonds
¥2.00% 1/15/26		1,686,507	1,573,064
¥2.375% 1/15/27		711,362	704,471
U.S. Treasury Inflation
Index Notes
2.375% 1/15/17		2,556,781	2,536,807
2.50% 7/15/16		499,308	501,570
U.S. Treasury Notes
4.50% 5/15/10		3,685,000	3,681,547
4.50% 5/15/17		2,015,000	1,972,655
4.625% 7/31/12		3,798,000	3,803,048
Total U.S. Treasury Obligations
(cost $35,844,263)			36,299,391

(continues)     19

Statements of net assets

Delaware Corporate Bond Fund

	Number of		Value
	Shares		(U.S. $)
Future Call Option – 0.08%
US Bond Future Option,
expiration date 12/31/07		301	$ 456,203
Total Future Call Option
(cost $304,633)			456,203

Common Stock – 0.02%
Masco		281	7,646
†UAL		2,476	109,291
Total Common Stock
(cost $89,307)			116,937

Convertible Preferred Stock – 0.22%
Citigroup Funding
4.943%exercise price
$29.50, expiration date
9/27/08		44,000	1,303,720
Total Convertible Preferred Stock
(cost $1,395,304)			1,303,720

Preferred Stock – 0.14%
Nexen 7.35%		32,495	815,949
Total Preferred Stock
(cost $846,759)			815,949

Warrant – 0.00%
†#Solutia144A, exercise price $7.59,
expiration date 7/15/09		1,590	0
Total Warrant
(cost $135,295)			0

	Principal
	Amount°
≠Discount Note – 3.29%
Federal Home Loan Bank
5.05% 8/1/07	USD	19,442,764	19,442,764
Total Discount Note
(cost $19,442,764)			19,442,764

Total Value of Securities – 100.76%
(cost $602,735,905)			595,552,759
Liabilities Net of Receivables and
Other Assets – (0.76%)			(4,478,234)
Net Assets Applicable to 107,077,060
Shares Outstanding – 100.00%			$591,074,525

Net Asset Value – Delaware Corporate Bond Fund
Class A ($304,254,374 / 55,106,896 Shares)			$5.52
Net Asset Value – Delaware Corporate Bond Fund
Class B ($22,693,683 / 4,113,467 Shares)			$5.52
Net Asset Value – Delaware Corporate Bond Fund
Class C ($67,693,350 / 12,258,740 Shares)			$5.52
Net Asset Value – Delaware Corporate Bond Fund
Class R ($15,801,948 / 2,861,028 Shares)			$5.52
Net Asset Value – Delaware Corporate Bond Fund
Institutional Class ($180,631,170 / 32,736,929 Shares)			$5.52

Components of Net Assets at July 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)			$609,165,519
Distributions in excess of net investment income			(409,144)
Accumulated net realized loss on investments and
foreign currencies			(12,059,529)
Net unrealized depreciation of investments and
foreign currencies			(5,622,321)
Total net assets			$591,074,525

°	Principal amount shown is stated in the currency in which each security is denominated.

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
COP — Colombian Peso
EUR — European Monetary Unit
GBP — British Pound Sterling
JPY — Japanese Yen
MXN — Mexican Peso
NOK — Norwegian Kroner
NZD — New Zealand Dollar
USD — United States Dollar

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At July 31, 2007, the aggregate amount of fair valued securities equaled $617,411, which represented 0.10% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

@	Illiquid security. At July 31, 2007, the aggregate amount of illiquid securities equaled $503,744 which represented 0.09%of the Fund’s net assets. See Note 12 in “Notes to Financial Statements.”

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2007, the aggregate amount of Rule 144A securities equaled $112,626,925 which represented 19.05% of the Fund’s net assets. See Note 12 in “Notes to Financial Statements.”

•	Variable rate security. The rate shown is the rate as of July 31, 2007.

w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

¥	Fully or partially pledged as collateral for financial futures contracts.

‡	Non-income producing security. Security is currently in default.

†	Non-income producing security for the year ended July 31, 2007.

≠	The rate shown is the effective yield at the time of purchase.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

Summary of Abbreviations:
CBO — Collateralized Bond Obligation
CDS — Credit Default Swap
GNMA — Government National Mortgage Association
MBIA — Insured by the Municipal Bond Insurance Association
S.F. — Single Family
yr — Year

Net Asset Value and Offering Price Per Share –
Delaware Corporate Bond Fund
Net asset value Class A (A)	$5.52
Sales charge (4.50% of offering price) (B)	0.26
Offering price	$5.78

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $100,000 or more.

Foreign Currency Exchange Contracts[1]
					Unrealized
Contracts to				Settlement	Appreciation
Receive (Deliver)		In Exchange For		Date	(Depreciation)
CAD	2,447,914	EUR	(1,700,000)	8/31/07	$ (31,946)
CAD	(3,035,800)	USD	2,852,070	8/31/07	3,824
EUR	(110,000)	USD	148,423	8/31/07	(2,253)
EUR	(393,000)	USD	529,928	8/31/07	(8,396)
EUR	2,518,067	USD	(3,444,666)	9/28/07	7,136
GBP	(1,553,000)	USD	3,065,700	8/31/07	(87,620)
JPY	(85,885,000)	USD	726,866	9/28/07	(3,663)
JPY	(117,294,952)	USD	973,043	8/31/07	(21,408)
NOK	2,523,074	USD	(429,318)	9/28/07	4,016
NOK	1,101,643	USD	(187,284)	9/28/07	1,921
					$(138,389)

Futures Contracts[2]
	Notional			Unrealized
Contracts	Cost	Notional	Expiration	Appreciation
to Buy (Sell)	(Proceeds)	Value	Date	(Depreciation)
219 U.S. Treasury
5 yr Notes	$ 22,818,541	$ 23,097,656	9/30/07	$ 279,115
1,303 U.S. Treasury
10 yr Notes	138,276,307	139,970,703	9/30/07	1,694,396
(439) U.S. Treasury
Long Bond	(47,880,625)	(48,317,438)	9/30/07	(436,813)
				$1,536,698

Swap Contracts3

Index Swap Contract
Notional	Expiration	Spread Swap	Unrealized
Amount	Date	Description	(Depreciation)
$3,000,000	12/31/07	Agreement with JPMorgan to receive the notional amount multiplied by the return on the BOFA Commercial MBS AAA 10yr IG index and to pay the notional amount multiplied by the 6 month BOA index return spread of 0.15%.	$(76,037)

Credit Default Swap Contracts

		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Amount	Payments	Date	(Depreciation)
Protection Purchased:
Capmark Financial Group
5 yr CDS	$2,150,000	2.42%	9/20/12	$ 34,235
5 yr CDS	2,900,000	1.65%	9/20/12	139,236
CDX North America
Crossover Index-8	4,220,000	1.40%	6/20/12	57,462
CDX North America
Investment Grade
Index HVOL-8-1	4,400,000	0.75%	6/20/12	(11,513)
Centex 5 yr CDS	2,145,000	1.52%	9/20/12	52,957
Gannet 7 yr CDS	1,430,000	0.88%	9/20/14	5,137
New York Times
7yr CDS	1,430,000	0.75%	9/20/14	13,961
Sara Lee 7yr CDS	1,430,000	0.60%	9/20/14	9,526
V.F. 5yr CDS	3,225,000	0.40%	9/20/12	(6,248)
				$294,753

(continues)     21

Statements of net assets

Delaware Corporate Bond Fund

Swap Contracts (continued)
		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Amount	Payments	Date	(Depreciation)
Protection Sold:
CDX North America
Investment Grade
Index-8-1	$20,500,000	0.35%	6/20/12	$ —
Investment Grade
Index-8-1
5 yr CDS	7,500,000	0.35%	6/20/12	(34,980)
Residential Capital
5yr CDS	813,000	4.60%	9/20/12	—
Reynolds American
5 yr CDS	2,860,000	1.00%	9/20/12	(34,884)
				$ (69,864)

The use of foreign currency exchange contracts and foreign cross currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]See Note 9 in “Notes to Financial Statements.”

[2]See Note 10 in “Notes to Financial Statements.”

[3]See Note 11 in “Notes to Financial Statements.”

See accompanying notes

Statements of net assets

Delaware Extended Duration Bond Fund

July 31, 2007

	Principal	Value
	Amount°	(U.S. $)
Agency Collateralized Mortgage Obligation – 1.01%
Freddie Mac Reference
Series R008 ZA 6.00% 7/15/36	USD 2,903,689	$ 2,750,575
Total Agency Collateralized Mortgage Obligation
(cost $2,683,870)		2,750,575

Commercial Mortgage-Backed Securities – 1.67%
•Bank of America Commercial
Mortgage
Series 2005-6 AM
5.181% 9/10/47	315,000	301,752
Series 2006-3 A4
5.889% 7/10/44	670,000	668,377
#Bear Stearns Commercial
Mortgage Securities
Series 2004-ESA E 144A
5.064% 5/14/16	260,000	259,807
•Citigroup Commercial Mortgage
Trust Series 2007-C6 A4
5.889% 12/10/49	440,000	432,872
•#Credit Suisse First Boston
Mortgage Securities
Series 2001-SPGA A2 144A
6.515% 8/13/18	610,000	630,182
•JPMorgan Chase Commercial
Mortgage Securities
Series 2006-LDP7 AJ
5.875% 4/15/45	600,000	596,026
#Merrill Lynch Mortgage Investors
Series 1998-C3 G 144A
6.00% 12/15/30	500,000	466,404
Merrill Lynch Mortgage Trust
#Series 2002-MW1 J 144A
5.695% 7/12/34	110,000	106,132
Series 2005-CIP1 A2
4.96% 7/12/38	50,000	49,328
•Morgan Stanley Capital I
#Series 1999-FNV1 G 144A
6.12% 3/15/31	155,000	154,827
Series 2007-T27 A4
5.804% 6/11/42	715,000	698,069
#Tower Series 2004-2A A 144A
4.232% 12/15/14	195,000	189,577
Total Commercial Mortgage-Backed
Securities (cost $4,583,291)		4,553,353

Corporate Bonds – 67.83%
Banking – 10.99%
BAC Capital Trust XI
6.625% 5/23/36	3,300,000	3,297,046
•BAC Capital Trust XV
6.16% 6/1/56	725,000	726,963
#Banco Mercantil 144A
6.862% 10/13/21	625,000	636,019
Bancolombia 6.875% 5/25/17	285,000	268,613
Bank of America 5.49% 3/15/19	3,000,000	2,837,513
Citigroup
5.875% 5/29/37	4,500,000	4,223,641
6.875% 2/15/98	750,000	766,660
Citigroup Capital III
7.625% 12/1/36	581,000	662,625
^Dresdner Bank 6.04% 1/24/08	1,270,000	1,271,588
HSBC Holdings 7.625% 5/17/32	500,000	576,585
JPMorgan Chase Capital XVIII
6.95% 8/17/36	2,870,000	2,759,091
National City Bank 5.80% 6/7/17	930,000	917,951
#Northern Rock 144A
5.625% 6/22/17	1,690,000	1,707,157
•6.594% 6/29/49	1,140,000	1,115,251
Popular North America Capital
Trust I 6.564% 9/15/34	1,460,000	1,333,549
•#Resona Preferred Global Securities
144A 7.191% 12/29/49	1,500,000	1,516,820
Silicon Valley Bank 5.70% 6/1/12	650,000	639,843
Sovereign Capital Trust VI
7.908% 6/13/36	400,000	426,478
•#Sumitomo Mitsui Banking 144A
5.625% 7/29/49	540,000	513,650
•#United Overseas Bank 144A
5.375% 9/3/19	305,000	294,301
Wachovia Bank 5.85% 2/1/37	1,140,000	1,070,911
Washington Mutual
5.25% 9/15/17	425,000	393,003
Wells Fargo Capital X
5.95% 12/15/36	2,230,000	2,015,916
		29,971,174
Basic Industry – 4.13%
Barrick Gold 5.80% 11/15/34	500,000	452,498
Bowater 9.00% 8/1/09	520,000	513,500
Georgia-Pacific
8.875% 5/15/31	1,160,000	1,107,799
9.50% 12/1/11	250,000	257,500
IMC Global 7.375% 8/1/18	200,000	191,000
Ispat Inland 9.75% 4/1/14	380,000	414,481
Lubrizol 6.50% 10/1/34	835,000	793,673
#MacDermid 144A 9.50% 4/15/17	485,000	443,775
Norske Skog Canada
8.625% 6/15/11	875,000	789,688
#Norske Skogindustrier 144A
7.125% 10/15/33	1,055,000	903,326
Placer Dome 6.45% 10/15/35	675,000	673,959
#Sappi Papier Holding 144A
7.50% 6/15/32	855,000	751,049
Southern Copper 7.50% 7/27/35	590,000	611,948
United States Steel
6.05% 6/1/17	920,000	888,527
6.65% 6/1/37	2,640,000	2,476,097
		11,268,820

(continues)     23

Statements of net assets

Delaware Extended Duration Bond Fund

	Principal	Value
	Amount°	(U.S. $)
Corporate Bonds (continued)
Brokerage – 2.26%
•Ameriprise Financial
7.518% 6/1/66	USD 1,475,000	$ 1,495,532
E Trade Financial 8.00% 6/15/11	495,000	507,375
#FMR 144A 7.57% 6/15/29	350,000	412,522
Jefferies Group 6.45% 6/8/27	1,150,000	1,099,755
LaBranche
9.50% 5/15/09	595,000	592,025
11.00% 5/15/12	400,000	394,000
#Lazard Group 144A
6.85% 6/15/17	565,000	567,161
Morgan Stanley 5.45% 1/9/17	1,140,000	1,085,417
		6,153,787
Capital Goods – 3.41%
Caterpillar 6.05% 8/15/36	680,000	665,876
General Electric 5.00% 2/1/13	4,000,000	3,909,805
Honeywell International
5.70% 3/15/36	300,000	280,568
5.70% 3/15/37	520,000	484,566
Martin Marietta Materials
6.25% 5/1/37	1,405,000	1,340,232
Pactiv
5.875% 7/15/12	490,000	495,593
6.40% 1/15/18	390,000	395,684
#Siemens Finance 144A
6.125% 8/17/26	860,000	838,674
Tyco International Group
6.875% 1/15/29	830,000	900,601
		9,311,599
Communications – 6.54%
AT&T 8.00% 11/15/31	379,000	453,117
AT&T Wireless Services
8.75% 3/1/31	1,720,000	2,134,595
BellSouth 6.00% 11/15/34	1,170,000	1,098,267
CCH I Holdings 13.50% 1/15/14	655,000	651,725
Comcast 6.45% 3/15/37	480,000	458,012
Cox Communications
6.80% 8/1/28	1,634,000	1,613,335
6.95% 1/15/28	645,000	650,236
Embarq 7.082% 6/1/16	1,180,000	1,180,831
Liberty Media 8.50% 7/15/29	280,000	277,928
News America
6.20% 12/15/34	755,000	695,384
7.30% 4/30/28	700,000	728,164
Nextel Communications
6.875% 10/31/13	310,000	297,868
Pacific Bell 7.125% 3/15/26	100,000	106,671
SBC Communications
5.10% 9/15/14	1,125,000	1,067,033
Sprint Nextel 6.00% 12/1/16	340,000	321,421
Telefonica Emisiones
6.421% 6/20/16	305,000	307,474
7.045% 6/20/36	995,000	1,016,509
Telefonos de Mexico
5.50% 1/27/15	600,000	592,047
TELUS 4.95% 3/15/17	CAD 235,000	198,343
#Time Warner Cable 144A
6.55% 5/1/37	USD 2,205,000	2,112,808
Triton PCS 8.50% 6/1/13	1,105,000	1,116,050
Vodafone Group 7.875% 2/15/30	400,000	444,200
Windstream 8.125% 8/1/13	305,000	309,956
		17,831,974
Consumer Cyclical – 5.55%
CVS Caremark 5.75% 6/1/17	549,000	526,477
DaimlerChrysler Holding
8.50% 1/18/31	600,000	744,682
Disney (Walt) 7.55% 7/15/93	1,920,000	2,207,936
Ford Motor Credit
7.80% 6/1/12	830,000	791,020
8.00% 12/15/16	310,000	286,157
FTI Consulting 7.75% 10/1/16	270,000	265,950
#Galaxy Entertainment Finance
144A 9.875% 12/15/12	415,000	445,606
General Motors
6.375% 5/1/08	700,000	691,250
8.375% 7/15/33	2,600,000	2,151,499
GMAC 6.875% 9/15/11	365,000	339,709
Harrah’s Operating 6.50% 6/1/16	365,000	268,686
#Johnson (SC) & Son 144A
5.75% 2/15/33	225,000	209,247
Kohl’s 7.25% 6/1/29	1,275,000	1,361,515
Lear 8.75% 12/1/16	400,000	372,000
Penney (J.C.)
6.375% 10/15/36	1,160,000	1,080,373
7.625% 3/1/97	1,480,000	1,483,749
Wal-Mart Stores 5.25% 9/1/35	2,175,000	1,908,147
		15,134,003
Consumer Non-Cyclical – 5.87%
#Amgen 144A 6.375% 6/1/37	1,117,000	1,065,435
#AmBev International Finance
144A 9.50% 7/24/17	BRL 1,500,000	746,021
AmerisourceBergen
5.625% 9/15/12	525,000	516,720
5.875% 9/15/15	450,000	434,032
Bristol-Myers Squibb
5.875% 11/15/36	2,260,000	2,107,882
#Cargill 144A
6.125% 4/19/34	1,000,000	983,112
6.125% 9/15/36	550,000	540,425
Genentech 5.25% 7/15/35	800,000	706,853
#HCA 144A 9.125% 11/15/14	190,000	188,100
Health Net 6.375% 6/1/17	1,025,000	1,020,516
HealthSouth 10.75% 6/15/16	550,000	558,250
Merck 5.75% 11/15/36	815,000	755,289
Procter & Gamble 5.55% 3/5/37	1,200,000	1,137,475
#SABMiller 144A 6.50% 7/1/16	1,080,000	1,108,165

	Principal	Value
	Amount°	(U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Schering-Plough 6.75% 12/1/33	USD 950,000	$ 1,028,865
Teva Pharmaceuticals Finance
6.15% 2/1/36	550,000	508,417
US Oncology 9.00% 8/15/12	500,000	500,000
Wyeth
5.95% 4/1/37	421,000	401,010
6.00% 2/15/36	1,795,000	1,697,987
		16,004,554
Electric – 7.08%
Alabama Power 5.875% 12/1/22	925,000	918,089
Carolina Power & Light
8.625% 9/15/21	1,410,000	1,751,396
CenterPoint Energy Houston
Electric 5.60% 7/1/23	1,280,000	1,194,235
Cleveland Electric Illuminating
7.88% 11/1/17	530,000	603,225
Dominion Resources
5.95% 6/15/35	450,000	418,777
FirstEnergy 7.375% 11/15/31	1,145,000	1,248,414
•FPL Group Capital 6.65% 6/15/67	550,000	540,255
#Indianapolis Power & Light 144A
6.05% 10/1/36	1,115,000	1,070,575
Northern States Power-Minnesota
5.25% 7/15/35	805,000	726,540
Otter Tail 6.80% 10/1/32	450,000	443,694
Pacific Gas & Electric
5.80% 3/1/37	1,735,000	1,675,274
6.05% 3/1/34	1,295,000	1,261,391
PacifiCorp 5.75% 4/1/37	3,000,000	2,828,786
Pepco Holdings 6.125% 6/1/17	565,000	561,898
PSEG Power 5.50% 12/1/15	860,000	829,386
PSI Energy 8.85% 1/15/22	230,000	282,084
Puget Sound Energy
5.483% 6/1/35	1,100,000	982,500
Southwestern Public Service
6.00% 10/1/36	2,035,000	1,979,947
		19,316,466
Energy – 4.31%
Anadarko Petroleum
6.45% 9/15/36	715,000	692,613
Canadian Natural Resources
5.70% 5/15/17	3,000,000	2,910,311
6.25% 3/15/38	15,000	14,386
Devon Energy 7.95% 4/15/32	1,500,000	1,760,282
Global Marine 7.00% 6/1/28	525,000	535,065
#Lukoil International Finance 144A
6.356% 6/7/17	100,000	94,410
6.656% 6/7/22	100,000	93,000
Nexen 6.40% 5/15/37	450,000	435,945
#Ras Laffan Liquefied Natural Gas III
144A 5.838% 9/30/27	1,970,000	1,874,074
SEACOR Holdings 7.20% 9/15/09	240,000	243,095
•Secunda International
13.36% 9/1/12	225,000	230,063
Sibneft 10.75% 1/15/09	475,000	504,593
Suncor Energy 6.50% 6/15/38	820,000	838,612
TNK-BP Finance
6.625% 3/20/17	725,000	687,590
#144A 6.625% 3/20/17	550,000	512,875
Tyumen Oil 11.00% 11/6/07	330,000	335,534
		11,762,448
Finance Companies – 6.06%
•American Express 6.80% 9/1/66	3,030,000	3,102,011
#Capmark Financial Group 144A
6.30% 5/10/17	3,250,000	2,883,979
General Electric Capital
5.40% 2/15/17	2,950,000	2,875,619
6.75% 3/15/32	3,500,000	3,823,162
•#ILFC E-Capital Trust II 144A
6.25% 12/21/65	2,690,000	2,596,549
#KAR Holdings 144A
10.00% 5/1/15	480,000	424,800
#Mantis Reef 144A
4.799% 11/3/09	340,000	335,196
Residential Capital
5.125% 5/17/12	EUR 405,000	492,966
		16,534,282
Insurance – 6.48%
American International Group
6.25% 5/1/36	USD 965,000	978,480
#Liberty Mutual Group 144A
7.00% 3/15/34	765,000	728,263
#Max USA Holdings 144A
7.20% 4/14/17	870,000	837,943
MetLife
5.70% 6/15/35	2,215,000	2,040,979
6.375% 6/15/34	500,000	504,699
Montpelier Re Holdings
6.125% 8/15/13	505,000	493,352
#Mutual of Omaha 144A
6.80% 6/15/36	2,805,000	2,809,988
#Nationwide Mutual 144A
7.875% 4/1/33	1,450,000	1,696,101
#New York Life 144A
5.875% 5/15/33	295,000	285,469
Prudential Financial
5.70% 12/14/36	610,000	554,839
w#Stingray Pass Through Trust 144A
5.902% 1/12/15	1,200,000	1,092,000
Travelers 6.25% 6/15/37	1,140,000	1,101,731
Unitrin 6.00% 5/15/17	1,725,000	1,708,167
WellPoint 5.875% 6/15/17	540,000	537,548
•#White Mountains Re Group 144A
7.506% 5/29/49	1,105,000	1,080,873
•XL Capital 6.50% 12/31/49	1,375,000	1,229,181
		17,679,613

(continues)     25

Statements of net assets

Delaware Extended Duration Bond Fund

	Principal	Value
	Amount°	(U.S. $)
Corporate Bonds (continued)
Natural Gas – 1.89%
Boston Gas 6.95% 12/1/23	USD 200,000	$ 207,696
Enbridge 5.80% 6/15/14	290,000	287,569
Energy Transfer Partners
6.125% 2/15/17	10,000	9,637
Enterprise Products Operating
5.75% 3/1/35	650,000	569,463
•8.375% 8/1/66	730,000	745,956
#GulfSouth Pipeline 144A
5.05% 2/1/15	175,000	166,495
Hess 7.30% 8/15/31	1,500,000	1,630,404
San Diego Gas & Electric
6.00% 6/1/26	1,020,000	1,025,513
Valero Energy 6.625% 6/15/37	490,000	489,300
		5,132,033
Real Estate – 0.93%
HRPT Properties Trust
6.25% 6/15/17	1,110,000	1,118,567
#Realogy 144A 12.375% 4/15/15	350,000	294,000
Regency Centers 5.875% 6/15/17	1,140,000	1,132,608
		2,545,175
Technology – 1.25%
Dell 7.10% 4/15/28	420,000	438,365
#Freescale Semiconductor 144A
8.875% 12/15/14	20,000	18,350
10.125% 12/15/16	325,000	287,625
International Business Machines
7.125% 12/1/96	100,000	111,361
SunGard Data Systems
10.25% 8/15/15	530,000	532,650
Xerox 6.75% 2/1/17	2,000,000	2,035,145
		3,423,496
Transportation – 1.08%
American Airlines
6.817% 5/23/11	380,000	374,300
6.977% 5/23/21	66,820	63,145
Burlington North Santa Fe
5.65% 5/1/17	1,155,000	1,113,375
Continental Airlines
6.503% 6/15/11	725,000	731,235
#DP World 144A 6.85% 7/2/37	670,000	660,640
		2,942,695
Total Corporate Bonds
(cost $189,107,329)		185,012,119

Municipal Bonds – 1.51%
California State 5.00% 2/1/33	180,000	183,690
California State University
Systemwide Revenue Series A
5.00% 11/1/30 (AMBAC)	600,000	621,588
Illinois State Taxable Pension
5.10% 6/1/33	355,000	328,201
New York State Urban
Development Series A-1
5.25% 3/15/34 (FGIC)	295,000	310,812
Oregon State Taxable Pension
5.892% 6/1/27	410,000	416,359
West Virginia Economic
Development Authority
5.37% 7/1/20 (MBIA)	60,000	59,370
West Virginia Tobacco
Settlement Finance Authority
7.467% 6/1/47 (FSA)	2,005,000	2,027,797
Wisconsin State General
Taxable Revenue Series A
5.70% 5/1/26	170,000	171,175
Total Municipal Bonds
(cost $4,105,222)		4,118,992

Non-Agency Asset-Backed Securities – 0.83%
Citibank Credit Card Issuance
Trust Series 2007-A3 A3
6.15% 6/15/39	1,505,000	1,548,176
Mid-State Trust
Series 11 A1 4.864% 7/15/38	56,300	53,024
Series 2005-1 A
5.745% 1/15/40	145,428	142,792
RSB Bondco Series 2007-A A2
5.723% 4/1/18	510,000	511,594
#Sharp Net Interest Margin Trust
Series 2004-2N Note 144A
7.00% 1/25/34	6,070	3,039
Total Non-Agency Asset-Backed Securities
(cost $2,218,533)		2,258,625

Regional Agency – 0.23%
Queensland Treasury
6.00% 10/14/15	AUD 762,000	626,187
Total Regional Agency
(cost $587,388)		626,187

Regional Authority – 0.36%
Quebec Province 5.00% 12/1/15	CAD 1,034,000	974,482
Total Regional Authority
(cost $925,380)		974,482

«Senior Secured Loans – 7.93%
Allied Waste North America
7.73% 3/28/14	USD 250,000	243,750
Aramark 7.08% 1/26/14	425,000	401,200
AWAS 2nd Lien 11.375% 3/21/13	706,505	692,375
Coffeyville Resource
Credit-Linked Deposits
5.249% 12/28/10	96,559	92,295
Tranche D 8.349% 12/28/13	500,193	478,102

	Principal	Value
	Amount°	(U.S. $)
«Senior Secured Loans (continued)
Community Health Systems
Tranche B 7.61% 7/25/14	USD 750,503	$ 719,233
Tranche DD 7.61% 7/25/14	49,497	47,363
Cricket Communications Tranche
B1 7.94% 6/16/13	250,000	241,563
DaimlerChrysler
Tranche B 11.01% 8/03/12	900,000	855,000
2nd Lien 13.51% 8/2/13	1,150,000	1,092,500
Delphi 2nd Lien 8.125% 12/31/07	200,000	195,900
Douglas Dynamics Tranche B
7.57% 5/20/13	399,000	385,035
Fontainebleau
Tranche B 8.67% 6/6/14	100,000	95,438
Tranch DD 8.67% 6/6/14	50,000	46,875
Ford Motor Tranche B
8.36% 12/15/13	1,890,000	1,783,688
Freescale Semiconductor
7.37% 12/1/13	250,000	232,000
General Motors 7.725% 11/29/13	1,034,625	994,533
Georgia Pacific Tranche B2
7.115% 12/22/12	300,000	285,211
HCA 7.614% 11/16/13	679,000	649,861
HealthSouth 8.62% 3/10/13	802,104	776,609
Hexion Specialty Chemicals
Tranche C-1 7.875% 5/5/13	408,705	395,626
Tranche C-2 7.875% 5/5/13	88,782	84,876
Lyondell Chemical 7.11% 8/16/13	694,750	678,538
Michaels Stores 8.37% 10/11/13	575,000	536,668
NE Energy Tranche B 7.87% 11/1/13	800,000	785,000
Pinnacle Foods Finance Tranche B
8.21% 4/2/14	200,000	190,500
Qwest Tranche B 6.95% 6/30/10	1,400,000	1,403,507
Rental Service 2nd Lien
8.87% 11/30/13	600,000	573,000
Stallion Oilfield Services Tranche B
10.86% 6/12/13	750,000	738,750
Talecris Biotherapeutics 2nd Lien
11.86% 12/6/14	800,000	812,000
Telesat Canada 9.00% 2/14/08	960,000	960,000
Time Warner Telecom Holdings
7.62% 1/7/13	350,000	340,375
United Airlines 7.375% 2/1/14	398,000	372,795
US Airways Group 8.05% 3/23/14	375,000	357,375
Visteon Tranche B 8.38% 6/13/13	300,000	274,875
Windstream Tranche B
6.85% 7/17/13	2,870,000	2,811,164
Total Senior Secured Loans
(cost $22,065,109)		21,623,580

Sovereign Debt – 1.67%
Brazil – 0.89%
Republic of Brazil
10.25% 1/10/28	1,680,000	924,223
12.50% 1/5/22	2,345,000	1,506,522
		2,430,745
Colombia – 0.12%
Republic of Colombia
12.00% 10/22/15	COP 547,000,000	318,929
		318,929
Mexico – 0.19%
Mexican Bonos
8.00% 12/17/15	MXN 2,604,000	241,398
10.00% 12/5/24	MXN 2,605,000	289,637
		531,035
United Kingdom – 0.47%
U.K. Treasury 8.00% 9/27/13	GBP 555,000	1,280,631
		1,280,631
Total Sovereign Debt
(cost $4,209,466)		4,561,340

Supranational Banks – 0.56%
European Investment Bank
2.15% 1/18/27	JPY 103,400,000	854,422
6.00% 7/15/09	NZD 921,000	673,882
Inter-American Development Bank
1.90% 7/8/09	JPY 1,000,000	8,583
Total Supranational Banks
(cost $1,549,173)		1,536,887

U.S. Treasury Obligations – 12.14%
U.S. Treasury Bonds
4.50% 2/15/36	USD 29,751,000	27,826,497
U.S. Treasury Inflation Index Bonds
2.00% 1/15/26	1,246,549	1,162,700
2.375% 1/15/17	938,174	930,845
2.375% 1/15/27	1,685,620	1,669,291
U.S. Treasury Inflation Index Notes
¥2.50% 7/15/16	77,213	77,562
U.S. Treasury Notes
4.50% 5/15/17	945,000	925,141
4.625% 7/31/12	515,000	515,684
Total U.S. Treasury Obligations
(cost $32,606,930)		33,107,720

	Number of
	Shares
Preferred Stock – 0.08%
Nexen 7.35%	8,710	218,708
Total Preferred Stock
(cost $217,750)		218,708

Warrant – 0.00%
†#Solutia144A, exercise price $7.59,
expiration date 7/15/09	550	—
Total Warrant
(cost $46,787)		—

(continues)     27

Statements of net assets

Delaware Extended Duration Bond Fund

	Number of	Value
	Shares	(U.S. $)
Future Call Option – 0.08%
US Bond Future Option 12/31/07	141	213,703
Total Future Call Option
(cost $142,337)		213,703

	Principal
	Amount°
≠Discount Note – 8.11%
Federal Home Loan Bank
5.05% 8/1/07	USD 22,141,147	22,141,147
Total Discount Note
(cost $22,141,147)		22,141,147

Total Value of Securities – 104.01%
(cost $287,189,712)		283,697,418
Liabilities Net of Receivables
and Other Assets – (4.01%)		(10,942,819)
Net Assets Applicable to 49,998,917
Shares Outstanding – 100.00%		$272,754,599

Net Asset Value – Delaware Extended Duration Bond Fund
Class A ($180,852,606 / 33,139,148 Shares)		$5.46
Net Asset Value – Delaware Extended Duration Bond Fund
Class B ($5,958,748 / 1,093,497 Shares)		$5.46
Net Asset Value – Delaware Extended Duration Bond Fund
Class C ($20,156,635 / 3,694,511 Shares)		$5.46
Net Asset Value – Delaware Extended Duration Bond Fund
Class R ($249,863 / 45,753 Shares)		$5.46
Net Asset Value – Delaware Extended Duration Bond Fund
Institutional Class ($65,536,747 / 12,026,008 Shares)		$5.45

Components of Net Assets at July 31, 2007:
Shares of beneficial interest
(unlimited authorization - no par)		$285,566,373
Distributions in excess of net investment income		(82,730)
Accumulated net realized loss on investments		(11,432,953)
Net unrealized depreciation of investments
and foreign currencies		(1,296,091)
Total net assets		$272,754,599

°Principal amount shown is stated in the currency in which each security is denominated

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
COP — Colombian Peso
EUR — European Monetary Unit
GBP — British Pound Sterling
JPY — Japanese Yen
MXN — Mexican Peso
NOK — Norwegian Kroner
NZD — New Zealand Dollar
USD — United States Dollar

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2007, the aggregate amount of Rule 144A securities equaled $38,751,797, which represented 14.21% of the Fund’s net assets. See Note 12 in “Notes to Financial Statements.”

♦	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

•	Variable rate security. The rate shown is the rate as of July 31, 2007.

¥	Fully or partially pledged as collateral for financial futures contracts.

≠	The rate shown is the effective yield at the time of purchase.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

†	Non-income producing security for the year ended July 31, 2007.

Net Asset Value and Offering Price Per Share –
Delaware Extended Duration Bond Fund
Net asset value Class A (A)	$5.46
Sales charge (4.50% of offering price) (B)	0.26
Offering price	$5.72

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $100,000 or more.

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
CDS — Credit Default Swap
FGIC — Insured by the Financial Guaranty Insurance Company
FSA — Insured by Financial Security Assurance
MBIA — Insured by the Municipal Bond Insurance Association
yr — year

The following foreign currency exchange contracts and foreign cross currency exchange contracts, futures contracts, and swap contracts were outstanding at July 31, 2007:

Foreign Currency Exchange Contracts[1]
					Unrealized
Contracts to				Settlement	Appreciation
Receive (Deliver)		In Exchange For		Date	(Depreciation)
CAD	1,288,755	EUR	(895,000)	8/31/07	$(16,818)
CAD	(1,247,850)	USD	1,172,328	8/31/07	1,571
EUR	(55,000)	USD	74,211	8/31/07	(1,127)
EUR	487,834	USD	(666,516)	9/28/07	2,213
EUR	639,185	USD	(874,393)	9/28/07	1,811
GBP	(637,700)	USD	1,258,852	8/31/07	(35,978)
JPY	56,711,638	USD	(482,008)	9/28/07	375
JPY	(65,110,000)	USD	551,042	9/28/07	(2,777)
NOK	1,852,882	USD	(315,280)	9/28/07	2,949
NOK	477,543	USD	(81,184)	9/28/07	833
					$(46,948)

Futures Contracts[2]
		Notional			Unrealized
Contracts		Cost	Notional	Expiration	Appreciation
to Buy (Sell)		(Proceeds)	Value	Date	(Depreciation)
(579)	U.S. Treasury
	10 yr Notes	$(61,204,850)	$(62,197,266)	9/30/07	$ (992,416)
983	U.S. Treasury
	long Bond	104,838,154	108,191,438	9/30/07	3,353,284
$2,360,868

Swap Contracts[3]
Index Swap Contracts
Notional	Expiration	Spread Swap	Unrealized
Amount	Date	Description	(Depreciation)
$1,400,000	12/31/07	Agreement with JPMorgan to	$(35,484)
		receive the notional amount
		multiplied by the return on the
		BOFA Commercial MBS AAA
		10yr IG index and to pay the
		notional amount multiplied by
		the 6 month BOA index return
		spread of 0.15%.

Credit Default Swap Contracts
		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Amount	Payments	Date	(Depreciation)
Protection Purchased:
Capmark Financial Group
5 yr CDS	$ 985,000	2.42%	9/20/12	$ 15,684
5 yr CDS	400,000	1.65%	9/20/12	19,205
CDX North America
Crossover Index-8	1,970,000	1.40%	6/20/12	26,834
CDX North America
Investment Grade Index
HVOL-8-1	$2,037,500	0.75%	6/20/12	$(5,332)
Centex 5 yr CDS	1,008,000	1.52%	9/20/12	24,886
Gannet 7 yr CDS	672,000	0.88%	9/20/14	2,414
New York Times
7yr CDS	672,000	0.75%	9/20/14	6,561
Sara Lee 7yr CDS	672,000	0.60%	9/20/14	4,476
V.F. 5yr CDS	1,477,500	0.40%	9/20/12	(2,863)
				$91,865

Protection Sold:
CDX North America
Investment Grade
Index-8-1	$4,500,000	0.35%	6/20/17	$—
Investment Grade
Index-8-1 5 yr CDS	7,500,000	0.35%	6/20/12	(34,979)
Investment Grade
Index-8-1 10 yr CDS	10,000,000	0.60%	6/20/17	(138,992)
Residential Capital 5yr CDS	330,000	4.60%	9/20/12	—
Reynolds American 5 yr CDS	1,344,000	1.00%	9/20/12	(16,393)
				$(190,364)

The use of foreign currency exchange contracts and foreign cross currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 9 in “Notes to Financial Statements.”
2See Note 10 in “Notes to Financial Statements.”
3See Note 11 in “Notes to Financial Statements.”

See accompanying notes

Statements of operations

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

Year Ended July 31, 2007

		Delaware
	Delaware	Extended
	Corporate	Duration
	Bond Fund	Bond Fund
Investment Income:
Interest	$36,030,965	$15,063,842
Dividends	59,963	16,005
	36,090,928	15,079,847
Expenses:
Management fees	2,905,138	1,313,201
Distribution expense – Class A	830,229	414,531
Distribution expense – Class B	239,347	64,804
Distribution expense – Class C	587,337	161,968
Distribution expense – Class R	55,914	717
Dividend disbursing and transfer agent fees and expenses	857,122	516,593
Accounting and administration expenses	234,577	95,506
Trustees’ fees and benefits	103,212	36,519
Legal fees	88,962	48,964
Reports and statements to shareholders	69,937	36,742
Registration fees	52,956	44,182
Audit and tax	39,401	27,123
Custodian fees	36,586	28,320
Insurance fees	18,092	7,600
Pricing fees	11,629	8,891
Consulting fees	10,919	3,674
Trustees’ expenses	2,471	1,365
Dues and services	2,406	917
Taxes (other than taxes on income)	2,312	708
	6,148,547	2,812,325
Less expenses absorbed or waived	(1,099,444)	(654,767)
Less waiver of distribution expenses – Class A	(138,372)	(68,588)
Less waiver of distribution expenses – Class R	(9,319)	(119)
Less expense paid indirectly	(13,715)	(12,322)
Total operating expenses	4,887,697	2,076,529
Net Investment Income	31,203,231	13,003,318

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments	1,647,533	(2,969,771)
Futures contracts	490,401	(1,049,227)
Foreign currencies	299,123	3,137
Swap contracts	96,628	95,256
Net realized gain (loss)	2,533,685	(3,920,605)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	2,331,960	1,915,606
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	4,865,645	(2,004,999)

Net Increase in Net Assets Resulting from Operations	$36,068,876	$10,998,319

See accompanying notes

Statements of changes in net assets

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

	Delaware Corporate		Delaware Extended
	Bond Fund		Duration Bond Fund
	Year Ended		Year Ended
	7/31/07	7/31/06	7/31/07	7/31/06
Increase (Decrease) in Net Assets from Operations:
Net investment income	$31,203,231	$22,187,750	$13,003,318	$8,519,817
Net realized gain (loss) on investments and foreign currencies	2,533,685	(7,929,838)	(3,920,605)	(6,723,076)
Net change in unrealized appreciation/depreciation
of investments and foreign currencies	2,331,960	(8,941,724)	1,915,606	(6,030,443)
Net increase (decrease) in net assets resulting from operations	36,068,876	5,316,188	10,998,319	(4,233,702)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(15,544,055)	(8,637,844)	(7,803,558)	(4,371,012)
Class B	(1,165,810)	(1,135,624)	(319,547)	(328,905)
Class C	(2,857,050)	(2,096,816)	(795,160)	(526,030)
Class R	(499,547)	(206,642)	(6,461)	(99)
Institutional Class	(12,656,187)	(12,571,536)	(4,649,402)	(3,590,579)

Net realized gain on investments:
Class A	—	(527,705)	—	(665,542)
Class B	—	(89,966)	—	(65,519)
Class C	—	(158,079)	—	(95,451)
Class R	—	(10,588)	—	(9)
Institutional Class	—	(789,910)	—	(495,282)
	(32,722,649)	(26,224,710)	(13,574,128)	(10,138,428)

Capital Share Transactions:
Proceeds from shares sold:
Class A	122,985,721	116,965,373	120,309,901	70,033,345
Class B	3,044,155	5,480,756	945,017	1,596,666
Class C	30,400,058	26,840,816	12,622,388	7,767,959
Class R	11,716,960	5,286,473	240,519	22,712
Institutional Class	106,178,754	69,191,641	36,248,261	34,246,110

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	10,439,219	6,026,893	6,363,572	3,475,657
Class B	718,643	747,693	218,801	268,415
Class C	2,153,681	1,607,530	543,347	453,128
Class R	483,965	199,553	6,197	78
Institutional Class	7,378,176	8,720,594	1,719,445	1,194,150

Net assets from merger[1]:
Class A	—	90,009,269	—	—
	295,499,332	331,076,591	179,217,448	119,058,220
Cost of shares repurchased:
Class A	(86,050,676)	(65,553,470)	(35,489,059)	(32,301,474)
Class B	(5,031,153)	(5,157,997)	(1,635,344)	(1,811,833)
Class C	(13,165,928)	(10,799,030)	(3,777,736)	(4,352,401)
Class R	(2,309,183)	(1,875,122)	(7,053)	(303)
Institutional Class	(170,536,500)	(34,395,149)	(41,881,893)	(13,025,806)
	(277,093,440)	(117,780,768)	(82,791,085)	(51,491,817)
Increase in net assets derived from capital share transactions	18,405,892	213,295,823	96,426,363	67,566,403
Net Increase in Net Assets	21,752,119	192,387,301	93,850,554	53,194,273

Net Assets:
Beginning of year	569,322,406	376,935,105	178,904,045	125,709,772
End of year	$591,074,525	$569,322,406	$272,754,599	$178,904,045
Distributions in excess of net investment income	$(409,144)	$(753,270)	$(82,730)	$(75,228)

1See Note 7 in “Notes to Financial Statements.”

See accompanying notes

Financial highlights

Delaware Corporate Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03
Net asset value, beginning of period	$5.490	$5.780	$5.700	$5.620	$5.220

Income (loss) from investment operations:
Net investment income[1]	0.301	0.276	0.260	0.296	0.339
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.046	(0.239)	0.174	0.183	0.410
Total from investment operations	0.347	0.037	0.434	0.479	0.749

Less dividends and distributions from:
Net investment income	(0.317)	(0.306)	(0.286)	(0.307)	(0.349)
Net realized gain on investments	—	(0.021)	(0.068)	(0.092)	—
Total dividends and distributions	(0.317)	(0.327)	(0.354)	(0.399)	(0.349)

Net asset value, end of period	$5.520	$5.490	$5.780	$5.700	$5.620

Total return[2]	6.35%	0.70%	7.76%	8.65%	14.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$304,255	$256,776	$115,456	$73,867	$34,707
Ratio of expenses to average net assets	0.82%	0.81%	0.82%	0.80%	0.80%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.06%	1.05%	1.08%	1.17%	1.32%
Ratio of net investment income to average net assets	5.35%	4.95%	4.48%	5.09%	5.98%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	5.11%	4.71%	4.22%	4.72%	5.46%
Portfolio turnover	244%	173%	232%	300%	861%

[1] The average shares outstanding method has been applied for per share information for the years ended July 31, 2007, 2006, 2005 and 2004.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Corporate Bond Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03
Net asset value, beginning of period	$5.480	$5.770	$5.700	$5.620	$5.220

Income (loss) from investment operations:
Net investment income[1]	0.259	0.234	0.216	0.253	0.298
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.055	(0.239)	0.164	0.183	0.410
Total from investment operations	0.314	(0.005)	0.380	0.436	0.708

Less dividends and distributions from:
Net investment income	(0.274)	(0.264)	(0.242)	(0.264)	(0.308)
Net realized gain on investments	—	(0.021)	(0.068)	(0.092)	—
Total dividends and distributions	(0.274)	(0.285)	(0.310)	(0.356)	(0.308)

Net asset value, end of period	$5.520	$5.480	$5.770	$5.700	$5.620

Total return[2]	5.56%	0.13%	6.77%	7.85%	13.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,694	$23,792	$23,963	$20,510	$18,551
Ratio of expenses to average net assets	1.57%	1.56%	1.57%	1.55%	1.55%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.76%	1.75%	1.78%	1.87%	2.03%
Ratio of net investment income to average net assets	4.60%	4.20%	3.73%	4.33%	5.23%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	4.41%	4.01%	3.52%	4.01%	4.75%
Portfolio turnover	244%	173%	232%	300%	861%

[1] The average shares outstanding method has been applied for per share information for the years ended July 31, 2007, 2006, 2005 and 2004.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     33

Financial highlights

Delaware Corporate Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03
Net asset value, beginning of period	$5.490	$5.780	$5.700	$5.620	$5.220

Income (loss) from investment operations:
Net investment income[1]	0.259	0.234	0.216	0.253	0.297
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.045	(0.239)	0.174	0.183	0.410
Total from investment operations	0.304	(0.005)	0.390	0.436	0.707

Less dividends and distributions from:
Net investment income	(0.274)	(0.264)	(0.242)	(0.264)	(0.307)
Net realized gain on investments	—	(0.021)	(0.068)	(0.092)	—
Total dividends and distributions	(0.274)	(0.285)	(0.310)	(0.356)	(0.307)

Net asset value, end of period	$5.520	$5.490	$5.780	$5.700	$5.620

Total return[2]	5.55%	(0.05% )	6.95%	7.86%	13.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$67,693	$48,425	$33,013	$21,139	$18,313
Ratio of expenses to average net assets	1.57%	1.56%	1.57%	1.55%	1.55%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.76%	1.75%	1.78%	1.87%	2.03%
Ratio of net investment income to average net assets	4.60%	4.20%	3.73%	4.33%	5.23%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	4.41%	4.01%	3.52%	4.01%	4.75%
Portfolio turnover	244%	173%	232%	300%	861%

[1] The average shares outstanding method has been applied for per share information for the years ended July 31, 2007, 2006, 2005 and 2004.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Corporate Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

					6/2/03[1]
	Year Ended				to
	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03
Net asset value, beginning of period	$5.490	$5.780	$5.700	$5.620	$5.930

Income (loss) from investment operations:
Net investment income[2]	0.287	0.262	0.240	0.273	0.030
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.045	(0.239)	0.174	0.188	(0.300)
Total from investment operations	0.332	0.023	0.414	0.461	(0.270)

Less dividends and distributions from:
Net investment income	(0.302)	(0.292)	(0.266)	(0.289)	(0.040)
Net realized gain on investments	—	(0.021)	(0.068)	(0.092)	—
Total dividends and distributions	(0.302)	(0.313)	(0.334)	(0.381)	(0.040)

Net asset value, end of period	$5.520	$5.490	$5.780	$5.700	$5.620

Total return[3]	6.07%	0.45%	7.38%	8.33%	(4.58% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,802	$6,048	$2,608	$869	$0
Ratio of expenses to average net assets	1.07%	1.06%	1.17%	1.15%	1.15%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.36%	1.35%	1.38%	1.47%	1.57%
Ratio of net investment income to average net assets	5.10%	4.70%	4.13%	4.73%	4.93%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	4.81%	4.41%	3.92%	4.41%	4.51%
Portfolio turnover	244%	173%	232%	300%	861% [4]

[1] Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information for the years ended July 31, 2007, 2006, 2005 and 2004.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.
[4] Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

(continues)     35

Financial highlights

Delaware Corporate Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03
Net asset value, beginning of period	$5.480	$5.770	$5.700	$5.620	$5.220

Income (loss) from investment operations:
Net investment income[1]	0.315	0.289	0.274	0.310	0.354
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.056	(0.238)	0.164	0.183	0.410
Total from investment operations	0.371	0.051	0.438	0.493	0.764

Less dividends and distributions from:
Net investment income	(0.331)	(0.320)	(0.300)	(0.321)	(0.364)
Net realized gain on investments	—	(0.021)	(0.068)	(0.092)	—
Total dividends and distributions	(0.331)	(0.341)	(0.368)	(0.413)	(0.364)

Net asset value, end of period	$5.520	$5.480	$5.770	$5.700	$5.620

Total return[2]	6.81%	0.95%	7.84%	8.92%	14.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$180,631	$234,281	$201,895	$104,282	$72,744
Ratio of expenses to average net assets	0.57%	0.56%	0.57%	0.55%	0.55%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	0.76%	0.75%	0.78%	0.87%	1.03%
Ratio of net investment income to average net assets	5.60%	5.20%	4.73%	5.33%	6.23%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	5.41%	5.01%	4.52%	5.01%	5.75%
Portfolio turnover	244%	173%	232%	300%	861%

[1] The average shares outstanding method has been applied for per share information for the years ended July 31, 2007, 2006, 2005 and 2004.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Extended Duration Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03
Net asset value, beginning of period	$5.410	$5.940	$5.770	$5.550	$5.050

Income (loss) from investment operations:
Net investment income[1]	0.306	0.299	0.292	0.334	0.373
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.065	(0.468)	0.390	0.322	0.500
Total from investment operations	0.371	(0.169)	0.682	0.656	0.873

Less dividends and distributions from:
Net investment income	(0.321)	(0.309)	(0.312)	(0.339)	(0.373)
Net realized gain on investments	—	(0.052)	(0.200)	(0.097)	—
Total dividends and distributions	(0.321)	(0.361)	(0.512)	(0.436)	(0.373)

Net asset value, end of period	$5.460	$5.410	$5.940	$5.770	$5.550

Total return[2]	6.82%	(2.89% )	12.17%	11.99%	17.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$180,853	$92,132	$58,003	$19,439	$9,539
Ratio of expenses to average net assets	0.88%	0.80%	0.84%	0.80%	0.80%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.20%	1.22%	1.31%	1.30%	1.24%
Ratio of net investment income to average net assets	5.44%	5.35%	4.92%	5.72%	6.65%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	5.12%	4.93%	4.45%	5.22%	6.21%
Portfolio turnover	276%	184%	233%	267%	789%

[1] The average shares outstanding method has been applied for per share information for the years ended July 31, 2007, 2006, 2005 and 2004.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes.

(continues)      37

Financial highlights

Delaware Extended Duration Bond Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03
Net asset value, beginning of period	$5.410	$5.930	$5.760	$5.550	$5.050

Income (loss) from investment operations:
Net investment income[1]	0.264	0.257	0.247	0.291	0.332
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.054	(0.458)	0.391	0.312	0.500
Total from investment operations	0.318	(0.201)	0.638	0.603	0.832

Less dividends and distributions from:
Net investment income	(0.278)	(0.267)	(0.268)	(0.296)	(0.332)
Net realized gain on investments	—	(0.052)	(0.200)	(0.097)	—
Total dividends and distributions	(0.278)	(0.319)	(0.468)	(0.393)	(0.332)

Net asset value, end of period	$5.450	$5.410	$5.930	$5.760	$5.550

Total return[2]	5.84%	(3.45% )	11.35%	10.98%	16.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,959	$6,371	$6,964	$5,597	$5,375
Ratio of expenses to average net assets	1.63%	1.55%	1.59%	1.55%	1.55%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.90%	1.92%	2.01%	2.00%	1.95%
Ratio of net investment income to average net assets	4.69%	4.60%	4.17%	4.97%	5.90%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	4.42%	4.23%	3.75%	4.52%	5.50%
Portfolio turnover	276%	184%	233%	267%	789%

[1] The average shares outstanding method has been applied for per share information for the years ended July 31, 2007, 2006, 2005 and 2004.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes.

Delaware Extended Duration Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03
Net asset value, beginning of period	$5.410	$5.930	$5.760	$5.550	$5.050

Income (loss) from investment operations:
Net investment income[1]	0.264	0.257	0.248	0.291	0.331
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.064	(0.458)	0.390	0.312	0.500
Total from investment operations	0.328	(0.201)	0.638	0.603	0.831

Less dividends and distributions from:
Net investment income	(0.278)	(0.267)	(0.268)	(0.296)	(0.331)
Net realized gain on investments	—	(0.052)	(0.200)	(0.097)	—
Total dividends and distributions	(0.278)	(0.319)	(0.468)	(0.393)	(0.331)

Net asset value, end of period	$5.460	$5.410	$5.930	$5.760	$5.550

Total return[2]	6.03%	(3.45% )	11.35%	10.98%	16.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,156	$11,021%	$8,196	$5,025	$4,751
Ratio of expenses to average net assets	1.63%	1.55%	1.59%	1.55%	1.55%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.90%	1.92%	2.01%	2.00%	1.95%
Ratio of net investment income to average net assets	4.69%	4.60%	4.17%	4.97%	5.90%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	4.42%	4.23%	3.75%	4.52%	5.50%
Portfolio turnover	276%	184%	233%	267%	789%

[1] The average shares outstanding method has been applied for per share information for the years ended July 31, 2007, 2006, 2005 and 2004.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes.

(continues)      39

Financial highlights

Delaware Extended Duration Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year	10/1/05[1]
	Ended	to
	7/31/07	7/31/06
Net asset value, beginning of period	$5.410	$5.820

Income (loss) from investment operations:
Net investment income[2]	0.293	0.236
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.064	(0.391)
Total from investment operations	0.357	(0.155)

Less dividends and distributions from:
Net investment income	(0.307)	(0.203)
Net realized gain on investments	—	(0.052)
Total dividends and distributions	(0.307)	(0.255)

Net asset value, end of period	$5.460	$5.410

Total return[3]	6.75%	(2.67% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 250	$ 23
Ratio of expenses to average net assets	1.13%	1.05%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.50%	1.52%
Ratio of net investment income to average net assets	5.19%	5.12%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	4.82%	4.65%
Portfolio turnover	276%	184% [4]

[1] Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.
[4] Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

Delaware Extended Duration Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03
Net asset value, beginning of period	$5.410	$5.930	$5.760	$5.550	$5.050

Income (loss) from investment operations:
Net investment income[1]	0.320	0.313	0.307	0.350	0.387
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.055	(0.458)	0.391	0.312	0.500
Total from investment operations	0.375	(0.145)	0.698	0.662	0.887

Less dividends and distributions from:
Net investment income	(0.335)	(0.323)	(0.328)	(0.355)	(0.387)
Net realized gain on investments	—	(0.052)	(0.200)	(0.097)	—
Total dividends and distributions	(0.335)	(0.375)	(0.528)	(0.452)	(0.387)

Net asset value, end of period	$5.450	$5.410	$5.930	$5.760	$5.550

Total return[2]	6.90%	(2.48% )	12.47%	12.10%	17.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$65,537	$69,357	$52,547	$40,545	$49,891
Ratio of expenses to average net assets	0.63%	0.55%	0.59%	0.55%	0.55%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	0.90%	0.92%	1.01%	1.00%	0.95%
Ratio of net investment income to average net assets	5.69%	5.60%	5.17%	5.97%	6.90%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	5.42%	5.23%	4.75%	5.52%	6.50%
Portfolio turnover	276%	184%	233%	267%	789%

[1] The average shares outstanding method has been applied for per share information for the years ended July 31, 2007, 2006, 2005 and 2004.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes.

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

July 31, 2007

Delaware Group Income Funds (Trust) is organized as a Delaware statutory trust and offers four series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (each referred to as a Fund or collectively as Funds). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% . Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares are sold with a CDSC that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. Effective at the close of business on May 31, 2007, the Funds no longer accept new purchases of Class B shares other than dividend reinvestments and certain permitted exchanges.

The investment objective of the Funds is to seek to provide investors with total return.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Markets, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds’ Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes — Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in the Funds’ net asset value calculations as late as the Funds’ last net asset value calculation in the first required financial statement reporting period. As a result, the Funds will incorporate FIN 48 in their semiannual reports on January 31, 2008. Although the Funds’ tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Funds’ financial statements.

Class Accounting — Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

1. Significant Accounting Policies (continued)

Repurchase Agreements — Each Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund’s custodian bank until the maturity of the respective repurchase agreements.Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds isolate that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Funds receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statements of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee, which is calculated based on each Fund’s average daily net assets as follows:

	Delaware Corporate	Delaware Extended
	Bond Fund	Duration Bond Fund
On the first $500 million	0.500%	0.550%
On the next $500 million	0.475%	0.500%
On the next $1.5 billion	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%

Effective July 1, 2007, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Corporate Bond Fund to the extent necessary to ensure the annual operating expenses, exclusive of taxes, interest, brokerage fees, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganization, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings and liquidations, do not exceed 0.65% of average daily net assets for the Fund through November 30, 2007. Prior to July 1, 2007, DMC had contractually agreed to limit this amount to 0.55% of average daily net assets.

Effective December 1, 2006, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Extended Duration Bond Fund to the extent necessary to ensure the annual operating expenses, exclusive of taxes, interest, brokerage fees, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs including, but not limited to, those relating to reorganization, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings and liquidations, do not exceed 0.65% of average daily net assets for the Fund through November 30, 2007. Prior to December 1, 2006, DMC had contractually agreed to limit this amount to 0.55% of average daily net assets.

(continues)      43

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Each Fund pays DSC a monthly fee computed at the annual rate 0.04% of each Fund’s average daily net assets for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive 12b-1 fees through November 30, 2007 in order to prevent 12b-1 fees of Class A shares from exceeding 0.25% of average daily net assets and distribution and service fees of Class R shares from exceeding 0.50% of average daily net assets.

At July 31, 2007, each Fund had liabilities payable to affiliates as follows:

	Delaware Corporate	Delaware Extended
	Bond Fund	Duration Bond Fund
Investment management fee
payable to DMC	$201,969	$85,193
Dividend disbursing, transfer agent,
accounting and administration fees
and other expenses payable to DSC	91,789	56,664
Distribution fees payable to DDLP	147,009	59,847
Other expenses payable to DMC
and affiliates*	6,602	8,458

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Funds by DMC and/or its affiliates’ employees. For the year ended July 31, 2007, the Delaware Corporate Bond and Extended Duration Bond Fund were charged $28,054 and $11,601, respectively, for internal legal and tax services provided by DMC and/or its affililates’ employees.

For the year ended July 31, 2007, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Corporate Bond Fund	$55,650
Delaware Extended Duration Bond	41,443

For the year ended July 31, 2007, DDLP received gross CDSC commissions on redemption of each Fund’s Class A, Class B, and Class C shares and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

	Delaware Corporate	Delaware Extended
	Bond Fund	Duration Bond Fund
Class A	$448	$1,442
Class B	31,243	13,684
Class C	5,850	6,514

Trustees’ fees and benefits include expenses accrued by the Fund for each Trustee’s retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service were eligible to participate in a retirement plan that provided for the payment of benefits upon retirement. The amount of the retirement benefit was determined based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees of the Funds unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits were made in 2007 to those independent Trustees so entitled. The retirement benefit payout for the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund was $72,831 and $24,429, respectively. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended July 31, 2007, the Funds made purchases and sales of investments securities other than short-term investments as follows:

	Delaware Corporate	Delaware Extended
	Bond Fund	Duration Bond Fund
Purchases other than U.S. government securities	$787,887,874	$379,505,622
Purchases of U.S. government securities	611,579,687	347,282,035
Sales other than U.S. government securities	794,613,237	326,474,713
Sales of U.S. government securities	597,913,842	317,516,798

At July 31, 2007, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Delaware Corporate	Delaware Extended
	Bond Fund	Duration Bond Fund
Cost of investments	$605,116,557	$289,862,819
Aggregate unrealized appreciation	$4,068,989	$2,022,796
Aggregate unrealized depreciation	(13,632,787)	(8,188,197)
Net unrealized depreciation	$(9,563,798)	$(6,165,401)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2007 and 2006 was as follows:

	Delaware Corporate		Delaware Extended
	Bond Fund		Duration Bond Fund
	Year Ended		Year Ended
	7/31/07	7/31/06	7/31/07	7/31/06
Ordinary income	$32,722,649	$25,115,850	$13,574,128	$9,450,017
Long-term capital gain	—	1,108,860	—	688,411
Total	$32,722,649	$26,224,710	$13,574,128	$10,138,428

5. Components of Net Assets on a Tax Basis

As of July 31, 2007, the components of net assets on a tax basis were as follows:

	Delaware Corporate	Delaware Extended
	Bond Fund	Duration Bond Fund
Shares of beneficial interest	$609,165,519	$285,566,373
Distributions in excess of net investment income	(287,892)	(199,521)
Post-October capital losses	(2,128,937)	(2,191,135)
Capital loss carryforwards	(5,558,114)	(3,707,052)
Other temporary differences	(496,744)	(525,322)
Unrealized depreciation on investments and foreign currencies	(9,619,307)	(6,188,744)
Net assets	$591,074,525	$272,754,599

The differences between book basis and tax basis components of the net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on futures contracts, mark-to-market on foreign currency contracts, tax deferral of losses on straddles, tax treatment of credit default swap contracts, and tax treatment of market discount and premium on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2006 through July 31, 2007 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

(continues)     45

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, market discount and premium on certain debt instruments, paydowns of mortgage- and asset-backed securities and tax treatment of credit default swap contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2007, the Funds recorded the following reclassifications:

	Delaware Corporate	Delaware Extended
	Bond Fund	Duration Bond Fund
Undistributed net investment income	$ 1,863,544	$ 563,308
Accumulated net realized loss	(1,863,544)	(563,308)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at July 31, 2007 will expire as follows:

	Delaware Corporate	Delaware Extended
	Bond Fund	Duration Bond Fund
2013	$2,155,797	$ —
2014	519,965	807,298
2015	2,882,352	2,899,754
Total	$5,558,114	$3,707,052

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Corporate		Delaware Extended
	Bond Fund		Duration Bond Fund
	Year Ended		Year Ended
	7/31/07	7/31/06	7/31/07	7/31/06
Shares sold:
Class A	21,758,056	20,908,895	21,316,320	12,487,326
Class B	539,456	979,102	167,484	281,248
Class C	5,385,401	4,772,696	2,231,784	1,364,818
Class R	2,084,665	956,999	41,713	4,232
Institutional Class	18,902,803	12,395,281	6,394,042	6,109,855

Shares issued upon reinvestment of dividends and distributions:
Class A	1,853,572	1,083,532	1,130,626	623,213
Class B	127,659	134,081	38,843	47,845
Class C	382,319	288,687	96,547	81,050
Class R	85,905	35,933	1,106	14
Institutional Class	1,308,784	1,565,057	306,077	213,796

Shares issued from merger[1]:
Class A	—	16,637,573	—	—
	52,428,620	59,757,836	31,724,542	21,213,397
Shares repurchased:
Class A	(15,316,629)	(11,804,693)	(6,325,295)	(5,860,545)
Class B	(893,536)	(923,707)	(290,788)	(324,962)
Class C	(2,336,541)	(1,949,500)	(670,484)	(790,258)
Class R	(412,037)	(341,933)	(1,256)	(56)
Institutional Class	(30,212,152)	(6,192,917)	(7,499,501)	(2,356,425)
	(49,170,895)	(21,212,750)	(14,787,324)	(9,332,246)
Net increase	3,257,725	38,545,086	16,937,218	11,881,151

[1] See Note 7.

6. Capital Shares (continued)

For the years ended July 31, 2007 and 2006, Class B shares converted to Class A shares as follows*:

		Year Ended			Year Ended
		7/31/07			7/31/06
	Class B	Class A		Class B	Class A
	Shares	Shares	Value	Shares	Shares	Value
Corporate Bond	100,806	100,788	$564,417	114,996	114,996	$643,345
Extended Duration	11,523	11,509	65,140	27,279	27,300	152,445

*	The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of changes in net assets.

7. Fund Merger

Effective June 16, 2006, the Delaware Corporate Bond Fund completed the acquisition of the net assets of the Lincoln National Income Fund, Inc. (“LND Fund”) pursuant to an Agreement and Plan of Acquisition (the “Plan of Acquisition”) approved by the shareholders of LND Fund at a reconvened Special Meeting of Shareholders held on June 1, 2006. The transaction, which was structured as a tax-free reorganization, entailed (i) the acquisition of all of the assets of LND Fund by Delaware Corporate Bond Fund in exchange for Class A shares of Delaware Corporate Bond Fund and (ii) the pro rata distribution of such shares to LND Fund’s shareholders in exchange for their shares of LND Fund. LND Fund was a closed-end, non-diversified investment management company managed by DMC. The net assets, net unrealized depreciation and accumulated realized losses of LND Fund as of the close of business on June 16, 2006, were as follows:

		Undistributed	Accumulated	Net
		Net Investment	Net Realized	Unrealized
	Net Assets	Loss	Loss	Depreciation
Lincoln National Income Fund	$90,009,269	$(38,199)	$(2,585,050)	$(2,605,091)

The net assets of the Delaware Corporate Bond Fund prior to the acquisition were $466,560,627.

8. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of July 31, 2007, or at any time during the year then ended.

9. Foreign Currency Exchange Contracts

Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Statements of net assets.

10. Futures Contracts

Each Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, each Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Statements of net assets.

(continues)     47

Notes to financial statements

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

11. Swap Contracts

The Funds may enter into interest rate swap contracts, index swap contracts and credit default swap (CDS) contracts in accordance with its investment objectives. The Funds may use interest rate swaps to adjust the Funds’ sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Funds invest in, such as the corporate bond market. The Funds may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Funds on favorable terms. The Funds may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Funds from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Funds receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Funds’ sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Funds will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Funds will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (the purchaser of protection) transfers to another party (the seller of protection) the financial risk of a Credit Event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Funds in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a Credit Event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended July 31, 2007, the Funds entered into CDS contracts as a purchaser of protection and seller of protection. Periodic payments on such contracts are accrued daily and recorded as unrealize gains or losses on swap contracts. Upon payment, such amounts are recorded as realize gains or losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a Credit Event or the maturity or termination of the agreement.

Credit default swaps may involve greater risks than if the Funds had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Funds enter into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Funds terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statements of net assets.

12. Credit and Market Risk

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Each Fund may invest a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Rating Group and/or Ba or lower by Moody’s Investor Services, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized

12. Credit and Market Risk (continued)

by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on each Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Each Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statements of net assets.

13. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to theses contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

14. Termination of New Purchases of Class B Shares

As of the close of business on May 31, 2007, each Fund in the Delaware Investments® Family of Funds no longer accepts new or subsequent investments in Class B shares of the funds, other than a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund (each a Fund) for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’ pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, as of the close of business on May 31, 2007, reinvestment of redeemed shares with respect to Class B shares (which, as described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited back to your account) has been discontinued. In addition, because the Funds’ or its distributors’ ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. The Funds may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

15. Change of Custodian

On July 26, 2007, Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15285, became the Fund’s custodian. Prior to July 26, 2007, JPMorganChase served as the Fund’s custodian.

16. Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2007, each Fund designates distributions paid during the year as follows:

	Delaware Corporate	Delaware Extended
	Bond Fund	Duration Bond Fund
(A) Ordinary income distributions (tax basis)*	100%	100%
(B) Long term capital gains distributions (tax basis)	—	—
Total distributions (tax basis)	100%	100%

(A) and (B) are based on a percentage of each Fund’s total distributions.

*	For the fiscal year ended July 31, 2007, certain interest income paid by the Funds, determined to be Qualified Interest Income and Short-Term Capital Gains, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended July 31, 2007, the Delaware Corporate Bond Fund and the Delaware Extended Duration Bond Fund have designated a maximum distribution of $32,696,587 and $13,552,798 of Qualified Interest Income, respectively.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Income Funds – Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

We have audited the accompanying statements of net assets of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (two of the series constituting Delaware Group Income Funds) (the “Funds”) as of July 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Corporate Bond Fund and the Delaware Extended Duration Bond Fund series of Delaware Group Income Funds at July 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
September 24, 2007

Other Fund information (unaudited)

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

Board Consideration of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund Investment Advisory Agreement

At a meeting held on May 16-17, 2007 (Annual Meeting), the Board of Trustees (Board), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (each a “Fund” and collectively the “Funds”). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreements with Delaware Management Company (DMC) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the level of services provided to the Funds, the costs of such services to the Funds, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Meeting, the Board separately received and reviewed in mid-January 2007 independent historical and comparative reports prepared by Lipper Inc. (Lipper), an independent statistical compilation organization. The Lipper reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Board requested and received certain information regarding management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to fully invest in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent counsel. While attention was given to all information furnished, the following discusses under separate headings the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent And Quality of Service. Consideration was given to the services provided by Delaware Investments to the Funds and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the relative performance of the Funds, compliance of portfolio managers with the investment policies, strategies and restrictions for the Funds, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board noted that it was pleased with the current staffing of the Funds’ investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (DSC), noting DSC’s commitment to maintain a high level of service and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. During 2006, management conducted extensive research into alternatives that could further improve the quality and cost of delivering investment accounting services to the Funds. The Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange fund investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (Performance Universe). A fund with the best performance ranked first, and a fund with the poorest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Funds was shown for the past one-, three- and five-year periods ended December 31, 2006. The Board also considered comparative annualized performance for the Funds for the same periods ended October 31, 2006. The performance comparison presented below is based upon the December 31, 2006 information.The Board noted its objective that each Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Funds and the Board’s view of such performance.

Delaware Corporate Bond Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional BBB-rated corporate debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three- and five-year periods was in the first quartile of its Performance Universe. The Board commended performance.

Delaware Extended Duration Bond Fund — The Performance Universe for the Fund consisted of the Fund and all retail and institutional BBB-rated corporate debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three- and five-year periods was in the first quartile of its Performance Universe. The Board commended performance.

(continues)     51

Other Fund information (unaudited)

Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

Board Consideration of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund Investment Advisory Agreement (continued)

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds as of October 31, 2006. Management provided the Board with information on pricing levels and fee structures for the Funds. The Board focused particularly on the comparative analysis of the effective management fees and total expense ratios of each Fund and the effective management fees and expense ratios of a group of similar funds as selected by Lipper (Expense Group). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit each Fund’s total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraphs summarize the expense results for the Funds and the Board’s view of such expenses.

Delaware Corporate Bond Fund — The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Delaware Extended Duration Bond Fund — The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure, approved by the Board and shareholders and again reviewed by the Board this year, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. This results in a lower advisory fee than would otherwise be the case on all assets when those asset levels specified are exceeded. The Board noted that the fee under each Fund’s management contract fell within the standard structure. With respect to the Delaware Corporate Bond Fund, the Board also noted that the Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economics of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders. With respect to the Delaware Extended Duration Bond Fund, although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	82	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer
April 14, 1963		since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	82	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007 - Present)
Morgan Stanley & Co.
October 4, 1947			(January 1984–March 2004)
John A. Fry	Trustee	Since	President —	82	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 28, 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	82	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 7, 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	83	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 24, 1947
Ann R. Leven	Trustee	Since	Consultant —	82	Director and
2005 Market Street		October 1989	ARL Associates		Audit Committee
Philadelphia, PA			(Financial Planning)		Chairperson — Andy
19103			(1983–Present)		Warhol Foundation

November 1, 1940					Director and Audit
Committee Chair —
Systemax, Inc.

(continues)     53

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Thomas F. Madison	Trustee	Since	President and Chief	82	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director and Audit
			and Consulting)		Committee Chair —
February 25, 1936			(January 1993–Present)		Digital River, Inc.

Director and Audit
Committee Member —
Rimage
Corporation

Director — Valmont
Industries, Inc.
Janet L. Yeomans	Trustee	Since	Treasurer	82	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President - Mergers & Acquisitions
19103			January 2003–January 2006P), and
Vice President
(July 1995-January 2003)
3M Corporation
July 31, 1948
Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.
J. Richard Zecher	Trustee	Since	Founder —	82	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 3, 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	82	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 2, 1963
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	82	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 21, 1966
John J. O’Connor	Senior Vice President	Treasurer	John J. O’Connor has served in	82	None[4]
2005 Market Street	and Treasurer	since	various executive capacities
Philadelphia, PA		February 2005	at different times at
19103			Delaware Investments.

June 16, 1957
Richard Salus	Senior	Chief Financial	Richard Salus has served in	82	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 4, 1963

[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
[4] David F. Connor, David P. O’Connor, John J. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. John J. O’Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, an investment company that has several portfolios sub-advised by the Registrant’s investment advisor and whose investment advisor is an affiliated person of the Registrant’s investment advisor.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund and the Delaware Investments® Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O’Connor
Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at http://www.sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on each Fund’s Web site at http://www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge
(i) through each Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

Get shareholder reports and prospectuses online instead of in the mail.

> Visit www.delawareinvestments.com/edelivery

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Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.

(2192)	Printed in the USA
AR-460 [7/07] CGI 9/07	MF-07-08-037 PO12155

Annual Report	Delaware
Delchester Fund
July 31, 2007

                                              Fixed income mutual fund

> Portfolio management review	1
> Performance summary	4
> Disclosure of Fund expenses	6
> Sector allocation and credit quality breakdown	7
> Statement of net assets	8
> Statement of assets and liabilities	13
> Statement of operations	14
> Statements of changes in net assets	15
> Financial highlights	16
> Notes to financial statements	20
> Report of independent registered public accounting firm	25
> Other Fund information	26
> Board of trustees/directors and officers addendum	28
> About the organization	30

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2007 Delaware Distributors, L.P.

Portfolio management review

Delaware Delchester Fund

August 24, 2007

The managers of Delaware Delchester Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year ended July 31, 2007. Please see page 2 to learn more about the portfolio managers.

Q: You assumed portfolio management responsibilities for the Fund in May 2007. Have the Fund’s goals and strategies changed?

A: The Fund’s goals and strategies have not changed. We invest primarily in high-yielding corporate bonds rated BB or lower by Standard and Poor’s, or similarly rated by another national recognized statistical rating organization, such as Moody’s Investors Services or Fitch. High-yield bonds or “junk” bonds involve greater risks than investment-grade bonds. We may also invest in unrated bonds if we judge them to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. We will select bonds primarily based on the income potential they offer and on our evaluation of the bond issuer’s ability to make interest payments and repay principal.

We may also invest in equity securities, foreign government securities, and corporate bonds of foreign issuers. Though not expected to be a significant component of our strategy under normal circumstances, we may also invest in investment-grade corporate bonds, U.S. government securities, and high quality commercial paper.

Q: What was the investment climate like for high yield fixed income investments during the fiscal year ended July 31, 2007?

A: During the fiscal year, the fundamentals of the economy were relatively strong. Although economic growth softened in the fourth quarter of 2006 and the first quarter of 2007, the economy grew at a 4.0% annual rate in the second quarter of 2007. Unemployment remained relatively low, consumer spending was fairly strong, and we continued to see solid economic growth overseas. While the Federal Reserve continued to voice concerns about inflation, the central bank kept the Federal funds rate — the rate banks charge each other for overnight loans — at 5.25%. This environment provided a positive backdrop for high yield bonds; and for most of the period, investors favored the attractive yields that lower-quality high yield securities provided.

Over the last few months of the period, concerns about rising defaults in subprime mortgages — loans made to less creditworthy borrowers — began to dominate the financial markets. As homeowners defaulted on their mortgages, investors began selling the securities that back these mortgages and generally lost confidence in the riskiest parts of the fixed income market. As a result, investors sold their lower quality holdings and moved into higher quality assets.

Q: How did the Fund perform over the fiscal year?

A: Delaware Delchester Fund delivered positive returns for the fiscal year ended July 31, 2007. Class A shares returned +8.69% at net asset value and +3.92% at the maximum offer price (both figures represent all distributions reinvested). By comparison the Bear Stearns High Yield Index, which serves as the Fund’s benchmark, gained 6.73% during the same period. The Fund’s peers in the Lipper High Current Yield Funds category produced a gain of 6.21%.

For complete, annualized performance for Delaware Delchester Fund, please see the table on page 4.

Q: What broad strategies influenced Fund performance during the fiscal year?

A: As in the past, security selection was the primary focus of our investment approach. We used our in-depth research to uncover what we considered to be attractively valued securities throughout the high yield universe, emphasizing company-specific characteristics and influences, rather than following a theme or making sector “bets.” Over the year, we generally favored B-rated credits over higher-quality credits, given the additional yield compensation for the risk accepted. Higher-quality high yield names have also tended to trade aggressively. In some cases, well inside or on top of investment-grade

The views expressed are current as of the date of this report and are subject to change.

(continues)      1

Portfolio management review

Delaware Delchester Fund

August 24, 2007

levels and thus high yield was prone to some interest rate sensitivity. Until recently, refinancing activity was high and we therefore employed a strategy in the portfolio that focused on “yield-to-call opportunities,” situations where a bond is being priced by the market based on it’s call date, or the date at which the issuer can redeem the bond early.

We believe these efforts helped the Fund outperform the benchmark at net asset value for the one-year period ended July 31, 2007.

Our investments in telecommunications companies were among the best performers of the year, with the bonds of Cricket Communications, Qwest Communications, and Charter Communications adding substantially to returns. Hexion Specialty Chemicals, and Tube City IMS Corporation, which provides raw materials to steel companies, also benefited results for the period. Conversely, Compression Poly, Finova Group, and UGS Capital Corporation were disappointing.

Q: At the end of the fiscal year, how was the Fund positioned?

A: The fixed income markets became volatile in the last weeks of the fiscal period. As questions emerged about the backlog of high yield loans and bonds, there was concern in the market about where demand might come from. We were able to anticipate this volatility. We reduced exposure late in 2006 to positions that we believed were the most susceptible to the market’s repricing of risk. This included subordinated debt and holdings that may be “underfollowed” by analysts.

Currently, we generally remain cautious in our investment outlook and have a limited appetite for increased exposure or risk in the face of market volatility in July. We anticipate continuing to examine economic indicators, the equity markets and the quality and structure of new deals before considering a bullish posture again.

Fund managers

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager

Mr. Chow is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Mr. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager, Head of
High Yield Investments

Mr. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Mr. Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Mr. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

Fixed Income Glossary

Basis point: 1/100 of a percentage point, or 0.01%. Basis points are often used to measure changes in, or differences between, yields.

Bond: A debt security, like an IOU, issued by a company, municipality, or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date.

Bond ratings: Evaluations of creditworthiness by independent agencies such as Moody’s, Standard & Poor’s, and Fitch. Rating may range from Aaa or AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are

2

considered investment grade. Bonds rated Ba/BB or lower are noninvestment grade and commonly known as junk bonds, or high yield bonds.

Callable bond: A bond that may be redeemed at the request of the issuer prior to the stated maturity date.

Coupon rate: The interest rate that is paid to the investor over the life of the bond.

Derivative: A security with a value correlated to the performance of an underlying investment.

Duration: A measurement of a fixed income investment’s sensitivity to changes in interest rates. The larger the number, the greater the likely price change for a given change in interest rates.

Fed funds rate: The percentage of interest that banks charge to lend money to each other. The rate, which fluctuates, is a good indicator of general interest rate trends.

Maturity: The length of time until a bond issuer must repay the underlying loan principal to the bondholder.

Par value: The face value of a bond. It is also referred to as the principle value. When a bond reaches maturity, the holder receives this value, regardless of what was paid for the bond.

Pre-refunded bonds: Bonds that have been refinanced and are secured by U.S. Treasury bonds, held in an escrow account.

Tax-exempt bond: Exempt from federal or state income tax, state taxes, or local property tax.

Treasury yield curve: This is a curve on a graph that depicts the difference between short and long-term bond yields across the duration spectrum. It is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. It is also used to assess broad market trends, as well as potential changes in economic output and growth.

3

Performance summary

Delaware Delchester Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Delchester Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds may lose their value as interest rates rise, and an investor may lose principal.

Effective May 24, 2007, portfolio management responsibilities for the Fund changed. Current managers are listed in this report. Please see the prospectus, as supplemented, which contains important information regarding the investment manager for the Fund.

Fund Performance
Average annual total returns
Through July 31, 2007	1 year	5 years	10 years	Lifetime
Class A (Est. Aug. 20, 1970)
Excluding sales charge	+8.69%	+14.11%	+2.50%	+7.83%
Including sales charge	+3.92%	+13.08%	+2.03%	+7.70%

Class B (Est. May 2, 1994)
Excluding sales charge	+8.23%	+13.28%	+1.92%	+3.78%
Including sales charge	+4.23%	+13.09%	+1.92%	+3.78%

Class C (Est. Nov. 29, 1995)
Excluding sales charge	+7.89%	+13.26%	+1.77%	+3.31%
Including sales charge	+6.89%	+13.26%	+1.77%	+3.31%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below and they are subject to change. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund Performance chart and in the Performance of a $10,000 Investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30% of average daily net assets. The Board of Trustees has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992, and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates described above.

Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Effective at the close of business on May 31, 2007, no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60%. The distributor has contracted to limit distribution and service fees to 0.50% through Nov. 30, 2007. No Class R shares were available during the periods shown.

4

Management has contracted to reimburse expenses and/or waive its management fees through Nov. 30, 2007 as described in the most recent prospectus. The most recent prospectus designated the Fund’s net expense ratios for Class A, B, C, R, and Institutional Class shares as 1.16%, 1.87%, 1.87%, 1.37% and 0.87%, respectively. Total operating expenses for Class A, B, C, R, and Institutional Class shares were designated as 1.30%, 2.01%, 2.01%, 1.61%, and 1.01%, respectively.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since Aug. 20, 1970) periods ended July 31, 2007, for Delaware Delchester Fund’s Institutional Class shares were 9.00%, 14.44%, 2.78%, and 7.98%, respectively. Institutional Class shares were first made available June 1, 1992, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to June 1, 1992, is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table on the previous page and the graph below do not reflect the deduction of taxes the shareholder would pay on Fund distributions and redemptions of Fund shares.

High yielding noninvestment grade bonds involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

Fund basics
As of July 31, 2007

Fund objective
The Fund seeks total return and, as a secondary objective, high current income.

Total Fund net assets
$270 million

Number of holdings
234

Fund start date
Aug. 20, 1970

	Nasdaq symbols	CUSIPs
Class A	DETWX	245908207
Class B	DHYBX	245908405
Class C	DELCX	245908504
Institutional Class	DETIX	245908306

Performance of a $10,000 Investment
Average annual total returns from July 31, 1997 through July 31, 2007

	Starting value (July 31, 1997)	Ending value (July 31, 2007)
Bear Stearns High Yield Index	$10,000	$17,187
Delaware Delchester Fund — Class A Shares	$9,550	$12,197

Chart assumes $10,000 invested on July 31, 1997, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Bear Stearns High Yield Index as of July 31, 1997. The Bear Stearns High Yield Index measures the performance of domestic high yield bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

5

Disclosure of Fund expenses

For the period February 1, 2007 to July 31, 2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2007 to July 31, 2007.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Delchester Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	2/1/07 to
	2/1/07	7/31/07	Ratio	7/31/07*
Actual Fund Return
Class A	$1,000.00	$994.30	1.16%	$5.74
Class B	1,000.00	993.80	1.87%	9.24
Class C	1,000.00	990.90	1.87%	9.23
Institutional Class	1,000.00	995.70	0.87%	4.30
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,019.04	1.16%	$5.81
Class B	1,000.00	1,015.52	1.87%	9.35
Class C	1,000.00	1,015.52	1.87%	9.35
Institutional Class	1,000.00	1,020.48	0.87%	4.36

*“	Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

Sector allocation and credit quality breakdown

Delaware Delchester Fund

As of July 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets
Commercial Mortgage-Backed Securities	0.74%
Corporate Bonds	83.88%
Basic Industry	9.56%
Brokerage	1.99%
Capital Goods	4.60%
Consumer Cyclical	7.76%
Consumer Non-Cyclical	3.18%
Energy	8.83%
Finance & Investments	0.63%
Media	7.65%
Real Estate	1.80%
Services Cyclical	14.49%
Services Non-Cyclical	8.84%
Technology & Electronics	1.86%
Telecommunications	9.71%
Utilities	2.98%
Discounted Commercial Paper	3.03%
Emerging Markets Bonds	0.42%
Senior Secured Loans	7.85%
Common Stock	3.05%
Warrant	0.00%
Total Value of Securities	98.97%
Receivables and Other Assets Net of Liabilities	1.03%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	4.37%
BBB	2.16%
BB	16.99%
B	56.97%
CCC	14.15%
D	0.72%
Not rated	4.64%
Total	100.00%

7

Statement of net assets

Delaware Delchester Fund

July 31, 2007

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Commercial Mortgage-Backed Securities – 0.74%
#First Union National Bank
Commercial Mortgage
Series 2001-C2 L 144A
6.46% 1/12/43	$2,025,000	$ 1,995,446
Total Commercial Mortgage-Backed
Securities (cost $2,055,296)		1,995,446

Corporate Bonds – 83.88%
Basic Industry – 9.56%
AK Steel
7.75% 6/15/12	175,000	174,125
7.875% 2/15/09	895,000	899,475
#Algoma Acquisition 144A
9.875% 6/15/15	475,000	451,250
Bowater
6.50% 6/15/13	375,000	303,750
9.00% 8/1/09	315,000	311,063
9.50% 10/15/12	1,000,000	945,000
Freeport McMoRan Copper &
Gold 8.25% 4/1/15	1,825,000	1,916,250
Georgia-Pacific 8.875% 5/15/31	2,545,000	2,430,475
Hexion US Finance
9.75% 11/15/14	2,290,000	2,461,750
Lyondell Chemical
8.25% 9/15/16	350,000	385,000
10.50% 6/1/13	175,000	189,875
#MacDermid 144A 9.50% 4/15/17	1,415,000	1,294,725
#Momentive Performance
Materials 144A
9.75% 12/1/14	1,575,000	1,519,875
Norske Skog Canada
8.625% 6/15/11	3,505,000	3,163,262
‡#Port Townsend Paper 144A
11.00% 4/15/11	2,335,000	1,015,725
Potlatch 13.00% 12/1/09	2,100,000	2,382,513
#Sappi Papier Holding 144A
7.50% 6/15/32	2,770,000	2,433,223
‡Solutia 6.72% 10/15/37	1,525,000	1,242,875
#Steel Dynamics 144A
6.75% 4/1/15	725,000	692,375
Tube City IMS 9.75% 2/1/15	1,625,000	1,588,438
		25,801,024
Brokerage – 1.99%
E Trade Financial 8.00% 6/15/11	1,550,000	1,588,750
#HUB International Holdings 144A
10.25% 6/15/15	625,000	540,625
LaBranche
9.50% 5/15/09	1,270,000	1,263,650
11.00% 5/15/12	2,020,000	1,989,700
		5,382,725
Capital Goods – 4.60%
Baldor Electric 8.625% 2/15/17	475,000	489,250
Berry Plastics Holding
8.875% 9/15/14	1,890,000	1,823,850
CPG International 10.50% 7/1/13	1,275,000	1,243,125
Graham Packaging
9.875% 10/15/14	1,000,000	945,000
Greenbrier 8.375% 5/15/15	270,000	267,300
#Hawker Beechcraft Acquisition
144A 9.75% 4/1/17	820,000	813,850
Interface 10.375% 2/1/10	2,225,000	2,325,125
Intertape Polymer 8.50% 8/1/14	1,120,000	1,013,600
#Mueller Water Products 144A
7.375% 6/1/17	425,000	399,500
Smurfit-Stone Container
Enterprises 8.00% 3/15/17	1,280,000	1,203,200
Trimas 9.875% 6/15/12	1,880,000	1,880,000
		12,403,800
Consumer Cyclical – 7.76%
Accuride 8.50% 2/1/15	550,000	525,250
Carrols 9.00% 1/15/13	1,970,000	1,871,500
Ford Motor Credit
7.375% 10/28/09	1,735,000	1,675,838
7.80% 6/1/12	335,000	319,267
•8.11% 1/13/12	775,000	740,682
General Motors
6.375% 5/1/08	1,725,000	1,703,438
8.375% 7/15/33	2,075,000	1,717,063
Global Cash Access
8.75% 3/15/12	740,000	758,500
GMAC 6.875% 9/15/11	325,000	302,480
#Goodyear Tire & Rubber 144A
8.625% 12/1/11	633,000	647,243
#KAR Holdings 144A
10.00% 5/1/15	2,770,000	2,451,449
Lear 8.75% 12/1/16	1,400,000	1,302,000
Neiman Marcus Group PIK
9.00% 10/15/15	1,475,000	1,545,063
NPC International 9.50% 5/1/14	1,725,000	1,595,625
#OSI Restaurant Partners 144A
10.00% 6/15/15	550,000	481,250
#TRW Automotive 144A
7.00% 3/15/14	475,000	446,500
7.25% 3/15/17	175,000	162,750
#USI Holdings 144A
9.75% 5/15/15	1,130,000	1,079,150
#Vitro 144A 9.125% 2/1/17	1,655,000	1,597,075
		20,922,123
Consumer Non-Cyclical – 3.18%
Chiquita Brands International
8.875% 12/1/15	1,200,000	1,038,000
Constellation Brands
8.125% 1/15/12	1,025,000	1,035,250
DEL Laboratories 8.00% 2/1/12	1,505,000	1,354,500
National Beef Packing
10.50% 8/1/11	2,250,000	2,261,250

8

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Pilgrim’s Pride
8.375% 5/1/17	$ 500,000	$ 477,500
9.625% 9/15/11	1,450,000	1,480,813
Smithfield Foods 7.75% 7/1/17	325,000	315,250
True Temper Sports
8.375% 9/15/11	725,000	609,000
		8,571,563
Energy – 8.83%
Bluewater Finance
10.25% 2/15/12	555,000	583,444
Chesapeake Energy
6.625% 1/15/16	580,000	549,550
Compton Petroleum Finance
7.625% 12/1/13	2,075,000	1,950,499
#Dynergy Holdings 144A
7.75% 6/1/19	710,000	617,700
El Paso 7.00% 6/15/17	725,000	699,974
#El Paso Performance-Linked Trust
144A 7.75% 7/15/11	995,000	1,027,338
#Energy Partners 144A
9.75% 4/15/14	815,000	778,325
Geophysique-Veritas
7.50% 5/15/15	210,000	205,800
7.75% 5/15/17	870,000	852,600
#Hilcorp Energy I 144A
9.00% 6/1/16	1,475,000	1,475,000
Inergy Finance
6.875% 12/15/14	1,395,000	1,304,325
8.25% 3/1/16	490,000	492,450
Kinder Morgan Finance
5.35% 1/5/11	75,000	72,327
#Lukoil International Finance 144A
6.356% 6/7/17	105,000	99,131
6.656% 6/7/22	105,000	97,650
Mariner Energy 8.00% 5/15/17	1,250,000	1,181,250
Massey Energy 6.625% 11/15/10	415,000	389,063
#OPTI Canada 144A
7.875% 12/15/14	540,000	531,900
8.25% 12/15/14	850,000	854,250
PetroHawk Energy
9.125% 7/15/13	1,450,000	1,500,750
Plains Exploration & Production
7.00% 3/15/17	970,000	870,575
#Regency Energy Partners 144A
8.375% 12/15/13	1,600,000	1,656,000
•Secunda International
13.36% 9/1/12	1,400,000	1,431,500
#Seitel 144A 9.75% 2/15/14	1,525,000	1,433,500
#Stallion Oilfield Services 144A
9.75% 2/1/15	675,000	658,125
#VeraSun Energy 144A
9.375% 6/1/17	1,440,000	1,317,600
Whiting Petroleum 7.25% 5/1/13	1,270,000	1,193,800
		23,824,426
Finance & Investments – 0.63%
#TemirBank 144A 9.50% 5/21/14	865,000	823,913
TNK-BP Finance 6.625% 3/20/17	860,000	815,624
Unum Group 5.859% 5/15/09	50,000	50,348
		1,689,885
Media – 7.65%
Charter Communications
Holdings 13.50% 1/15/11	4,200,000	4,315,499
Dex Media West 9.875% 8/15/13	1,600,000	1,688,000
Idearc 8.00% 11/15/16	1,085,000	1,033,463
Insight Midwest 9.75% 10/1/09	1,375,000	1,375,000
#LBI Media 144A 8.50% 8/1/17	730,000	711,750
Mediacom Capital
9.50% 1/15/13	4,325,000	4,292,562
=Porttown 10.85% 9/30/07	936,840	927,472
#Quebecor World 144A
9.75% 1/15/15	1,525,000	1,471,625
RH Donnelley 8.875% 1/15/16	875,000	855,313
Time Warner Telecom Holdings
9.25% 2/15/14	750,000	770,625
#Univision Communications PIK
144A 9.75% 3/15/15	2,165,000	1,980,975
WMG Acquisition
7.375% 4/15/14	1,335,000	1,201,500
		20,623,784
Real Estate – 1.80%
American Real Estate Partners
8.125% 6/1/12	950,000	916,750
BF Saul REIT 7.50% 3/1/14	2,650,000	2,650,000
#Realogy 144A 12.375% 4/15/15	375,000	315,000
Rouse 7.20% 9/15/12	930,000	968,552
		4,850,302
Services Cyclical – 14.49%
American Airlines
6.817% 5/23/11	50,000	49,250
#Aramark 144A
8.50% 2/1/15	1,800,000	1,705,500
•8.856% 2/1/15	30,000	28,050
#Bristow Group 144A
7.50% 9/15/17	1,275,000	1,268,625
#Cardtronics 144A 9.25% 8/15/13	800,000	772,000
Corrections Corporation of
America 7.50% 5/1/11	595,000	597,975
FTI Consulting 7.625% 6/15/13	2,775,000	2,747,250
#Galaxy Entertainment Finance
144A 9.875% 12/15/12	2,925,000	3,140,718
Gaylord Entertainment
8.00% 11/15/13	1,725,000	1,716,375
Harrah’s Operating 6.50% 6/1/16	870,000	640,430
Hertz 8.875% 1/1/14	1,450,000	1,457,250
Horizon Lines 9.00% 11/1/12	1,150,000	1,227,625
Isle of Capri Casinos
9.00% 3/15/12	605,000	634,494
Kansas City Southern de Mexico
9.375% 5/1/12	2,485,000	2,634,100
Kansas City Southern Railway
9.50% 10/1/08	697,000	718,781

(continues)      9

Statement of net assets

Delaware Delchester Fund

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Services Cyclical (continued)
Majestic Star Casino
9.50% 10/15/10	$2,400,000	$2,436,000
Mandalay Resort Group
9.375% 2/15/10	600,000	616,500
9.50% 8/1/08	1,450,000	1,508,000
#Mobile Services Group 144A
9.75% 8/1/14	1,150,000	1,213,250
‡Northwest Airlines
10.00% 2/1/09	360,000	47,700
#Penhall International 144A
12.00% 8/1/14	1,175,000	1,251,375
#Pokagon Gaming Authority 144A
10.375% 6/15/14	2,585,000	2,778,875
#Rental Service 144A
9.50% 12/1/14	2,375,000	2,327,500
Seabulk International
9.50% 8/15/13	1,605,000	1,721,363
Station Casinos 6.625% 3/15/18	1,805,000	1,453,025
¶Town Sports International
11.00% 2/1/14	1,145,000	1,059,125
Wheeling Island Gaming
10.125% 12/15/09	3,000,000	3,052,499
Williams Scotsman
8.50% 10/1/15	275,000	297,000
		39,100,635
Services Non-Cyclical – 8.84%
#Aleris International 144A
10.00% 12/15/16	1,225,000	1,102,500
Allied Waste North America
7.375% 4/15/14	690,000	653,775
7.875% 4/15/13	900,000	895,500
9.25% 9/1/12	50,000	52,063
Casella Waste Systems
9.75% 2/1/13	3,625,000	3,679,375
#Community Health Systems 144A
8.875% 7/15/15	705,000	688,256
CRC Health 10.75% 2/1/16	3,085,000	3,300,950
Geo Subordinate 11.00% 5/15/12	1,475,000	1,460,250
HCA 6.50% 2/15/16	1,330,000	1,030,750
#HCA PIK 144A 9.625% 11/15/16	140,000	139,300
HealthSouth 10.75% 6/15/16	2,300,000	2,334,500
#Universal Hospital Services PIK
144A 8.50% 6/1/15	1,160,000	1,052,700
US Oncology
9.00% 8/15/12	355,000	355,000
10.75% 8/15/14	1,200,000	1,218,000
•#US Oncology Holdings PIK 144A
9.797% 3/15/12	2,240,000	2,083,200
¶Vanguard Health Holding
11.25% 10/1/15	2,645,000	1,944,075
WCA Waste 9.25% 6/15/14	1,850,000	1,868,500
		23,858,694
Technology & Electronics – 1.86%
#Freescale Semiconductor 144A
8.875% 12/15/14	1,750,000	1,605,625
10.125% 12/15/16	675,000	597,375
MagnaChip Semiconductor
8.00% 12/15/14	2,185,000	1,332,850
Solectron Global Finance
8.00% 3/15/16	1,190,000	1,249,500
Sungard Data Systems
10.25% 8/15/15	220,000	221,100
		5,006,450
Telecommunications – 9.71%
‡Allegiance Telecom
11.75% 2/15/08	2,045,000	1,037,838
American Tower
7.125% 10/15/12	1,850,000	1,822,250
#Broadview Networks Holdings
144A 11.375% 9/1/12	815,000	827,225
•Centennial Communications
11.11% 1/1/13	1,535,000	1,565,700
Cricket Communications
9.375% 11/1/14	2,725,000	2,701,156
#Digicel 144A 9.25% 9/1/12	1,600,000	1,624,000
•#Hellas Telecommunications
Luxembourg II 144A
11.11% 1/15/15	2,480,000	2,467,600
Hughes Network Systems
9.50% 4/15/14	4,005,000	4,004,999
¶Inmarsat Finance
10.375% 11/15/12	1,800,000	1,683,000
#Level 3 Financing 144A
8.75% 2/15/17	1,650,000	1,526,250
#MetroPCS Wireless 144A
9.25% 11/1/14	1,075,000	1,058,875
NTL Cable 9.125% 8/15/16	1,285,000	1,304,275
#PAETEC Holding 144A
9.50% 7/15/15	275,000	264,000
Qwest
7.50% 10/1/14	1,390,000	1,369,150
•8.61% 6/15/13	525,000	546,000
Rural Cellular
9.875% 2/1/10	1,560,000	1,626,300
•11.106% 11/1/12	475,000	482,125
Triton PCS 8.50% 6/1/13	275,000	277,750
		26,188,493
Utilities – 2.98%
‡#Calpine 144A 8.496% 7/15/09	1,827,925	1,937,600
Elwood Energy 8.159% 7/5/26	1,665,949	1,684,788
Midwest Generation
8.30% 7/2/09	1,323,719	1,356,812
Mirant Americas Generation
8.30% 5/1/11	1,000,000	985,000
Mirant North America
7.375% 12/31/13	450,000	450,000
Orion Power Holdings
12.00% 5/1/10	1,490,000	1,624,100
		8,038,300
Total Corporate Bonds
(cost $235,198,267)		226,262,204

10

	Principal	Value
	Amount (U.S. $)	(U.S. $)
≠Discounted Commercial Paper – 3.03%
PHH 5.653% 8/1/07	$8,175,000	$8,175,000
Total Discounted Commercial Paper
(cost $8,175,000)		8,175,000

Emerging Markets Bonds – 0.42%
#True Move 144A
10.75% 12/16/13	1,060,000	1,123,600
Total Emerging Markets Bonds
(cost $1,057,542)		1,123,600

«Senior Secured Loans – 7.85%
Allied Waste North America
7.73% 3/28/14	250,000	243,750
Aramark 7.08% 1/26/14	350,000	330,400
Building Materials Holding
8.11% 11/10/13	625,000	593,750
Claires Stores 8.36% 5/7/14	275,000	251,625
Community Health Systems
Tranche B 7.61% 7/2/14	938,128	899,041
Tranche DD 7.61% 7/2/14	61,872	59,203
Cricket Communications
7.94% 6/16/13	275,000	265,719
DaimlerChrysler
11.01% 7/1/12	875,000	831,250
13.51% 7/1/13	1,100,000	1,045,000
Fontainebleau
Tranche B 8.67% 6/6/14	433,333	413,563
Tranche DD 8.67% 6/6/14	216,667	203,125
Ford Motor 8.36% 11/29/13	1,055,925	996,529
Freescale Semiconductor
7.37% 12/1/13	275,000	255,200
General Motors
7.725% 11/17/13	746,250	717,333
Georgia Pacific Term Tranche B
7.115% 12/22/12	350,000	332,747
Goodyear Tire 7.10% 4/30/14	775,000	736,250
Graceway Pharmaceuticals
8.105% 5/3/11	150,000	144,750
Michaels Stores 7.625% 10/11/13	254,359	237,402
NE Energy 7.87% 11/1/13	300,000	294,375
Pinnacle Foods Finance
8.21% 4/2/14	200,000	190,500
Rental Service 8.87% 11/21/13	700,000	668,500
Spirit Finance 8.36% 5/23/13	625,000	609,375
Stallion Oilfield Services
10.86% 6/12/13	775,000	763,375
Surgical Care Affiliates
10.64% 12/29/14	250,000	237,500
Talecris Biotherapeutics 2nd Lien
11.86% 12/6/14	960,000	974,400
Telesat Canada 9.00% 2/14/08	2,650,000	2,650,000
Time Warner Telecom Holdings
7.62% 1/7/13	350,000	340,375
Tribune
8.32% 5/30/14	475,000	428,690
8.49% 5/17/09	350,000	339,938
United Airlines 7.375% 2/1/14	425,000	398,085
Univision Communications
7.605% 9/15/14	600,000	553,875
US Airways Group
7.86% 3/23/14	375,000	357,375
Wimar Opco Finance
7.61% 1/3/12	325,000	316,332
Wind Acquisition PIK
12.60% 12/7/11	2,513,566	2,538,702
Windstream	1,000,000	970,000
Total Senior Secured Loans
(cost $21,568,262)		21,188,034

	Number of
	Shares
Common Stock – 3.05%
†Adelphia	2,600,000	851,500
†Adelphia Recovery Trust
Series ACC-1	2,551,697	224,549
Series Arahova	1,272,218	597,949
=@†ÕAvado Brands	9,305	0
†Century Communications	2,925,000	2,687
†Charter Communications Class A	97,200	394,632
†Foster Wheeler	12,275	1,379,559
†Mirant	18,473	698,834
†Northwest Airlines	8,651	150,781
†Petrojarl ADR	14,331	177,211
†Petroleum Geo-Services ADR	38,793	929,418
†Time Warner Cable Class A	73,721	2,817,617
Total Common Stock
(cost $5,996,756)		8,224,731

Warrant – 0.00%
†#Solutia 144A, exercise price $7.59,
expiration date 7/15/09	4,410	0
Total Warrant (cost $367,920)		0

Total Value of Securities – 98.97%
(cost $274,419,043)		266,969,015
Receivables and Other Assets
Net of Liabilities - 1.03%		2,773,935
Net Assets Applicable to 81,972,402
Shares Outstanding – 100.00%		$269,742,950

(continues)     11

Statement of net assets

Delaware Delchester Fund

Net Asset Value – Delaware Delchester Fund
Class A ($212,797,797 / 64,696,530 Shares)	$3.29
Net Asset Value – Delaware Delchester Fund
Class B ($17,395,262 / 5,275,029 Shares)	$3.30
Net Asset Value – Delaware Delchester Fund
Class C ($17,548,459 / 5,314,804 Shares)	$3.30
Net Asset Value – Delaware Delchester Fund
Institutional Class ($22,001,432 / 6,686,039 Shares)	$3.29

Components of Net Assets at July 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)	$ 909,241,958
Undistributed net investment income	404,559
Accumulated net realized loss on investments	(632,474,821)
Net unrealized depreciation of investments	(7,428,746)
Total net assets	$ 269,742,950

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2007, the aggregate amount of Rule 144A securities equaled $66,455,792, which represented 24.64% of the Fund’s net assets. See Note 10 in “Notes to Financial Statements.”

≠	The rate shown is the effective yield as of the time of purchase.

‡	Non-income producing security. Security is currently in default.

•	Variable rate security. The rate shown is the rate as of July 31, 2007.

¶	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

†	Non-income producing security for the year ended July 31, 2007.

@	Illiquid security. At July 31, 2007, the aggregate amount of illiquid securities equaled $0, which represented 0.00% of the Fund’s net assets. See Note 10 in “Notes to Financial Statements.”

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (‘LIBOR’) and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

Õ	Restricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At July 31, 2007, the aggregate amount of the restricted security equaled $0 or 0.00% of the Fund’s net assets. See Note 10 in “Notes to Financial Statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At July 31, 2007, the aggregate amount of fair valued securities equaled $927,472, which represented 0.34% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

Summary of Abbreviations:
ADR — American Depositary Receipts
CDS — Credit Default Swap
PIK — Pay-in-Kind
REIT — Real Estate Investment Trust

Net Asset Value and Offering Price Per Share –
Delaware Delchester Fund
Net asset value Class A (A)	$3.29
Sales charge (4.50% of offering price) (B)	0.16
Offering price	$3.45

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $100,000 or more.

The following swap contracts were outstanding at July 31, 2007:

Swap Contracts[1]
Credit Default Swap Contracts

		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Amount	Payments	Date	(Depreciation)
Protection Purchased:
Goldman Sachs
CDX.NA.IG.
HVOL 8-1	$2,075,000	0.75%	6/20/12	$ (5,429)
Lehman Brothers
CDX.NA,XO-8	2,060,000	1.40%	6/20/12	28,083
				$22,654

Protection Sold:
Lehman Brothers
Residential Capital
5 yr CDS	$332,000	4.60%	9/20/12	$—

The use of swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in ”Notes to Financial Statements.”

See accompanying notes

12

Statement of assets and liabilities

Delaware Delchester Fund

July 31, 2007

Assets:
Investments at value (cost $274,419,043)	$266,969,015
Cash	8,307,434
Receivable for securities sold	7,654,599
Interest receivable	5,135,044
Subscriptions receivable	275,990
Credit default swap contracts, at value (including up front payments of $217,319)[1]	239,973
Other assets	18,024
Total assets	288,600,079

Liabilities:
Payable for securities purchased	16,835,385
Liquidations payable	938,393
Accrued protection payments on credit default swaps	5,180
Distributions payable	554,834
Due to manager and affiliates	309,860
Other accrued expenses	82,529
Swap fees payable	130,948
Total liabilities	18,857,129

Total Net Assets	$269,742,950

1 See Note 8 in “Notes to Financial Statements.”

See accompanying notes

13

Statement of operations

Delaware Delchester Fund

Year Ended July 31, 2007

Investment Income:
Interest	$26,770,141
Securities lending income	245,156
Dividends	66,296
Foreign tax withheld	(5,481)	$27,076,112

Expenses:
Management fees	2,002,630
Distribution expenses – Class A	694,979
Distribution expenses – Class B	240,949
Distribution expenses – Class C	164,342
Dividend disbursing and transfer agent fees and expenses	582,886
Accounting and administration expenses	123,239
Legal fees	66,432
Registration fees	65,042
Reports and statements to shareholders	55,260
Trustees’ fees and benefits	52,682
Audit and tax	26,818
Custodian fees	14,655
Insurance fees	8,029
Pricing fees	6,136
Consulting fees	4,852
Dues and services	1,846
Trustees’ expenses	1,549
Taxes (other than taxes on income)	396	4,112,722
Less expenses absorbed or waived		(255,165)
Less expense paid indirectly		(9,661)
Total operating expenses		3,847,896
Net Investment Income		23,228,216

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on:
Investments		7,148,805
Swap contracts		46,385
Net realized gain		7,195,190
Net change in unrealized appreciation/depreciation of investments		(3,993,277)
Net Realized and Unrealized Gain on Investments		3,201,913

Net Increase in Net Assets Resulting from Operations		$26,430,129

See accompanying notes

14

Statements of changes in net assets

Delaware Delchester Fund

	Year Ended
	7/31/07	7/31/06
Increase (Decrease) in Net Assets from Operations:
Net investment income	$23,228,216	$23,144,361
Net realized gain on investments	7,195,190	969,389
Net change in unrealized appreciation/depreciation of investments	(3,993,277)	(6,404,110)
Net increase in net assets resulting from operations	26,430,129	17,709,640

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(18,668,960)	(17,992,334)
Class B	(1,691,600)	(2,545,021)
Class C	(1,151,771)	(991,894)
Institutional Class	(2,135,473)	(1,301,764)
	(23,647,804)	(22,831,013)

Capital Share Transactions:
Proceeds from shares sold:
Class A	52,968,739	62,659,889
Class B	3,411,473	3,341,549
Class C	8,770,309	7,393,332
Institutional Class	22,759,593	5,091,797

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	11,402,213	10,339,947
Class B	864,538	1,278,905
Class C	729,692	654,386
Institutional Class	2,006,062	1,236,304
	102,912,619	91,996,109
Cost of shares repurchased:
Class A	(79,237,739)	(112,766,868)
Class B	(15,741,344)	(21,543,944)
Class C	(4,603,618)	(11,400,686)
Institutional Class	(18,886,682)	(7,273,814)
	(118,469,383)	(152,985,312)
Decrease in net assets derived from capital share transactions	(15,556,764)	(60,989,203)
Net Decrease in Net Assets	(12,774,439)	(66,110,576)

Net Assets:
Beginning of year	282,517,389	348,627,965
End of year (including undistributed net investment income of $404,559 and $—, respectively)	$269,742,950	$282,517,389

See accompanying notes

15

Financial highlights

Delaware Delchester Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03
Net asset value, beginning of period	$3.270	$3.320	$3.180	$3.000	$2.580

Income (loss) from investment operations:
Net investment income[1]	0.258	0.258	0.243	0.258	0.303
Net realized and unrealized gain (loss) on investments	0.025	(0.054)	0.155	0.186	0.399
Total from investment operations	0.283	0.204	0.398	0.444	0.702

Less dividends and distributions from:
Net investment income	(0.263)	(0.254)	(0.258)	(0.264)	(0.282)
Total dividends and distributions	(0.263)	(0.254)	(0.258)	(0.264)	(0.282)

Net asset value, end of period	$3.290	$3.270	$3.320	$3.180	$3.000

Total return[2]	8.69%	6.42%	12.84%	15.22%	28.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$212,798	$225,352	$269,002	$263,960	$253,966
Ratio of expenses to average net assets	1.18%	1.20%	1.25%	1.34%	1.47%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.26%	1.30%	1.27%	1.34%	1.47%
Ratio of net investment income to average net assets	7.61%	7.84%	7.36%	8.19%	10.93%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	7.53%	7.74%	7.34%	8.19%	10.93%
Portfolio turnover	154%	138%	254%	674%	788%

[1] The average shares outstanding method has been applied for per share information for the year ended July 31, 2003.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

16

Delaware Delchester Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03
Net asset value, beginning of period	$3.270	$3.330	$3.180	$3.010	$2.590

Income (loss) from investment operations:
Net investment income[1]	0.234	0.234	0.219	0.236	0.283
Net realized and unrealized gain (loss) on investments	0.035	(0.064)	0.165	0.176	0.399
Total from investment operations	0.269	0.170	0.384	0.412	0.682

Less dividends and distributions from:
Net investment income	(0.239)	(0.230)	(0.234)	(0.242)	(0.262)
Total dividends and distributions	(0.239)	(0.230)	(0.234)	(0.242)	(0.262)

Net asset value, end of period	$3.300	$3.270	$3.330	$3.180	$3.010

Total return[2]	8.23%	5.34%	12.37%	14.02%	27.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,395	$28,314	$45,973	$62,243	$82,345
Ratio of expenses to average net assets	1.89%	1.91%	1.97%	2.06%	2.19%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.97%	2.01%	1.99%	2.06%	2.19%
Ratio of net investment income to average net assets	6.90%	7.13%	6.64%	7.48%	10.21%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	6.82%	7.03%	6.62%	7.48%	10.21%
Portfolio turnover	154%	138%	254%	674%	788%

[1] The average shares outstanding method has been applied for per share information for the year ended July 31, 2003.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     17

Financial highlights

Delaware Delchester Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03
Net asset value, beginning of period	$3.280	$3.330	$3.180	$3.010	$2.590

Income (loss) from investment operations:
Net investment income[1]	0.234	0.234	0.219	0.235	0.283
Net realized and unrealized gain (loss) on investments	0.025	(0.054)	0.165	0.176	0.399
Total from investment operations	0.259	0.180	0.384	0.411	0.682

Less dividends and distributions from:
Net investment income	(0.239)	(0.230)	(0.234)	(0.241)	(0.262)
Total dividends and distributions	(0.239)	(0.230)	(0.234)	(0.241)	(0.262)

Net asset value, end of period	$3.300	$3.280	$3.330	$3.180	$3.010

Total return[2]	7.89%	5.65%	12.35%	14.00%	27.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,549	$12,706	$16,271	$15,337	$16,965
Ratio of expenses to average net assets	1.89%	1.91%	1.97%	2.06%	2.19%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.97%	2.01%	1.99%	2.06%	2.19%
Ratio of net investment income to average net assets	6.90%	7.13%	6.64%	7.48%	10.21%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	6.82%	7.03%	6.62%	7.48%	10.21%
Portfolio turnover	154%	138%	254%	674%	788%

[1] The average shares outstanding method has been applied for per share information for the year ended July 31, 2003.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

18

Delaware Delchester Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03
Net asset value, beginning of period	$3.270	$3.320	$3.180	$3.000	$2.590

Income (loss) from investment operations:
Net investment income[1]	0.268	0.267	0.252	0.267	0.311
Net realized and unrealized gain (loss) on investments	0.025	(0.054)	0.155	0.186	0.389
Total from investment operations	0.293	0.213	0.407	0.453	0.700

Less dividends and distributions from:
Net investment income	(0.273)	(0.263)	(0.267)	(0.273)	(0.290)
Total dividends and distributions	(0.273)	(0.263)	(0.267)	(0.273)	(0.290)

Net asset value, end of period	$3.290	$3.270	$3.320	$3.180	$3.000

Total return[2]	9.00%	6.72%	13.16%	15.17%	29.46%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,001	$16,145	$17,382	$19,027	$17,296
Ratio of expenses to average net assets	0.89%	0.91%	0.97%	1.06%	1.19%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.97%	1.01%	0.99%	1.06%	1.19%
Ratio of net investment income to average net assets	7.90%	8.13%	7.64%	8.48%	11.21%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	7.82%	8.03%	7.62%	8.48%	11.21%
Portfolio turnover	154%	138%	254%	674%	788%

[1] The average shares outstanding method has been applied for per share information for the year ended July 31, 2003.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

19

Notes to financial statements

Delaware Delchester Fund

July 31, 2007

Delaware Group Income Funds (the “Trust”) is organized as a Delaware statutory trust and offers four Series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware Delchester Fund (the “Fund”). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares are sold with a CDSC that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. Effective at the close of business on May 31, 2007, the Fund no longer accepts new purchases of Class B shares other than dividend reinvestments and certain permitted exchanges. As of July 31, 2007, Class R has not commenced operations.

The investment objective of the Fund is to seek total return and, as a secondary objective, high current income.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in investment companies, is valued at unit value per share. Swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in the Fund’s net asset value calculations as late as the Fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on January 31, 2008. Although the Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund’s financial statements.

Class Accounting — Investment income and common expenses are allocated to the classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

20

1. Significant Accounting Policies (continued)

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Effective December 1, 2006, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expense, exclusive of taxes, interest, brokerage fees, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs, including but not limited to, those relating to reorganization, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings and liquidations, do not exceed 0.87% of average daily net assets of the Fund through November 30, 2007. Prior to December 1, 2006, DMC had contractually agreed to waive its fees in order to prevent such expenses from exceeding 0.91% of the average daily net assets of the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund’s average daily net assets for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares, and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit 12b-1 fees through November 30, 2007 in order to prevent 12b-1 fees of Class R shares from exceeding 0.50% of average daily net assets.

The Board of Trustees has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the 0.10% and 0.30% rates described above.

At July 31, 2007, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$164,141
Dividend disbursing, transfer agent, accounting
and administration fees and other expenses
payable to DSC	51,290
Distribution fee payable to DDLP	84,935
Other expenses payable to DMC and affiliates*	9,494

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees.

For the year ended July 31, 2007, the Fund was charged $14,760 for internal legal and tax services provided by DMC and/or its affiliates’ employees. For the year ended July 31, 2007, DDLP earned $24,144 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2007, DDLP received gross CDSC commissions of $94, $22,533, and $975 on redemption of the Fund’s Class A, Class B, and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees’ fees and benefits include expenses accrued by the Fund for each Trustee’s retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service were eligible to participate in a retirement plan that provided for the payment of benefits upon retirement. The amount of the retirement benefit was determined based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees of the Fund unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits were made in 2007 to those independent Trustees so entitled. The retirement benefit payout for the Fund was $36,574.

(continues)     21

Notes to financial statements

Delaware Delchester Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended July 31, 2007, the Fund made purchases of $448,783,428 and sales of $464,877,846 of investment securities other than short-term investments.

At July 31, 2007, the cost of investments for federal income tax purposes was $275,163,676. At July 31, 2007, net unrealized depreciation was $8,194,661, of which $6,153,744 related to unrealized appreciation of investments and $14,348,405 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2007 and 2006 was as follows:

	Year Ended
	7/31/07	7/31/06
Ordinary income	$23,647,804	$22,831,013

5. Components of Net Assets on a Tax Basis

As of July 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$909,241,958
Undistributed ordinary income	708,853
Capital loss carryforwards	(632,013,200)
Unrealized depreciation of investments	(8,194,661)
Net assets	$269,742,950

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, interest accrual on defaulted bonds, tax treatment of market discount and premium on debt instruments and the treatment of credit default swap contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments, paydowns gain (loss) on mortgage- and asset-backed securities and credit default swap contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2007, the Fund recorded the following reclassifications:

Undistributed net investment income	$824,147
Accumulated net realized gain (loss)	(824,147)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $6,349,309 was utilized in 2007. Capital loss carryforwards remaining at July 31, 2007 will expire as follows: $116,446,115 expires in 2008, $284,053,994 expires in 2009, $211,481,773 expires in 2010 and $20,031,318 expires in 2011.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	7/31/07	7/31/06
Shares sold:
Class A	15,627,110	19,221,892
Class B	1,001,258	1,023,016
Class C	2,565,471	2,266,941
Institutional Class	6,685,058	1,561,744

Shares issued upon reinvestment of dividends and distributions:
Class A	3,349,709	3,156,106
Class B	253,925	390,108
Class C	213,403	199,497
Institutional Class	587,386	377,850
	30,283,320	28,197,154
Shares repurchased:
Class A	(23,248,153)	(34,377,137)
Class B	(4,627,919)	(6,578,407)
Class C	(1,340,765)	(3,473,709)
Institutional Class	(5,526,749)	(2,230,435)
	(34,743,586)	(46,659,688)
Net decrease	(4,460,266)	(18,462,534)

For the years ended July 31, 2007 and 2006, 2,596,219 Class B shares were converted to 2,599,975 Class A shares valued at $8,843,193 and 2,331,339 Class B shares were converted to 2,334,775 Class A shares valued at $7,633,584, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (the “Participants”), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of July 31, 2007, or at any time during the year then ended.

8. Swap Contracts

The Fund may enter into interest rate swap contracts, index swap contracts and credit default swap (“CDS”) contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are

22

8. Swap Contracts (continued)

not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/ receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (the “purchaser of protection”) transfers to another party (the “seller of protection”) the financial risk of a Credit Event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a Credit Event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended July 31, 2007, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized gains or losses on swap contracts. Upon payment, such amounts are recorded as realized gains or losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a Credit Event or the maturity or termination of the agreement.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of net assets.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank N.A (“Mellon”). Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (“Collective Trust”) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation. At July 31, 2007, the Fund had no securities on loan.

10. Credit and Market Risk

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

(continues)     23

Notes to financial statements

Delaware Delchester Fund

10. Credit and Market Risk (continued)

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Termination of New Purchases of Class B Shares

As of the close of business on May 31, 2007, each Fund in the Delaware Investments® Family of Funds no longer accepts new or subsequent investments in Class B shares of the funds, other than a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund (each a Fund) for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’ pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, as of the close of business on May 31, 2007, reinvestment of redeemed shares with respect to Class B shares (which, as described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited back to your account) has been discontinued. In addition, because the Fund’s or its distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. The Fund may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

13. Change of Custodian

On July 26, 2007, Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15285, became the Fund’s Custodian. Prior to July 26, 2007, JPMorgan Chase served as the Fund’s Custodian.

14. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2007, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term Capital	Ordinary Income	Total
Gains Distributions	Distributions*	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)
—	100%	100%

(A) and (B) are based on a percentage of the Fund’s total distributions.

*	For the fiscal year ended July 31, 2007, certain interest income paid by the Fund, determined to be Qualified Interest Income may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended July 31, 2007, the Fund has designated maximum distributions of Qualified Interest Income of $23,647,804.

24

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Income Funds – Delaware Delchester Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware Delchester Fund (one of the series constituting Delaware Group Income Funds) (the “Fund”) as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Delchester Fund series of Delaware Group Income Funds at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
September 24, 2007

25

Other Fund information (unaudited)

Delaware Delchester Fund

Board Consideration of Delaware Delchester Fund Investment Advisory Agreement

At a meeting held on May 16-17, 2007 (Annual Meeting), the Board of Trustees (Board), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Delchester Fund (Fund). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (DMC) included materials provided by DMC and its affiliates (Delaware Investments) concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Meeting, the Board separately received and reviewed in mid-January 2007 independent historical and comparative reports prepared by Lipper Inc. (Lipper), an independent statistical compilation organization. The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Board requested and received certain information regarding management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to fully invest in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent counsel. While attention was given to all information furnished, the following discusses under separate headings the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent And Quality of Service. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board noted that it was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (DSC), noting DSC’s commitment to maintain a high level of service and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. During 2006, management conducted extensive research into alternatives that could further improve the quality and cost of delivering investment accounting services to the Fund. The Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange fund investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Fund. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (Performance Universe). A fund with the best performance ranked first, and a fund with the poorest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and 10-year periods ended December 31, 2006. The Board also considered comparative annualized performance for the Fund for the same periods ended October 31, 2006. The performance comparison presented below is based upon the December 31, 2006 information. The Board noted its objective that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional high current yield funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three- and five-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the fourth quartile. The Board was satisfied with the significant improvement in recent years.

26

Board Consideration of Delaware Delchester Fund Investment Advisory Agreement (continued)

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds as of October 31, 2006. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused particularly on the comparative analysis of the effective management fees and total expense ratios of the Fund and the effective management fees and expense ratios of a group of similar funds as selected by Lipper (Expense Group). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund’s total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through November 2007 and recent initiatives implemented by management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with management’s efforts to improve the Fund’s total expense ratio and bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure, approved by the Board and shareholders and again reviewed by the Board this year, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. This results in a lower advisory fee than would otherwise be the case on all assets when those asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

27

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	82	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer
April 14, 1963		since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	82	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 4, 1947			(January 1984–March 2004)
John A. Fry	Trustee	Since	President —	82	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 28, 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	82	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 7, 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	82	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 24, 1947
Ann R. Leven	Trustee	Since	Consultant —	82	Director and
2005 Market Street		October 1989	ARL Associates		Audit Committee
Philadelphia, PA			(Financial Planning)		Chairperson — Andy
19103			(1983–Present)		Warhol Foundation

November 1, 1940					Director and Audit
Committee Chair —
Systemax, Inc.

28

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Thomas F. Madison	Trustee	Since	President and Chief	82	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director and Audit
			and Consulting)		Committee Chair —
February 25, 1936			(January 1993–Present)		Digital River, Inc.

Director and Audit
Committee Member —
Rimage
Corporation

Director — Valmont
Industries, Inc.
Janet L. Yeomans	Trustee	Since	Treasurer	82	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation
July 31, 1948
Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.
J. Richard Zecher	Trustee	Since	Founder —	82	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 3, 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	82	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 2, 1963
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	82	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 21, 1966
John J. O’Connor	Senior Vice President	Treasurer	John J. O’Connor has served in	82	None[4]
2005 Market Street	and Treasurer	since	various executive capacities
Philadelphia, PA		February 2005	at different times at
19103			Delaware Investments.

June 16, 1957
Richard Salus	Senior	Chief Financial	Richard Salus has served in	82	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 1, 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 4, 1963

[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
[4] David F. Connor, David P. O’Connor, John J. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. John J. O’Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, an investment company that has several portfolios sub-advised by the registrant’s investment advisor and whose investment advisor is an affiliated person of the registrant’s investment advisor.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

29

About the organization

This annual report is for the information of Delaware Delchester Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Delchester Fund and the Delaware Investments® Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O’Connor
Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at http://www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at http://www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

30

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(2179)	Printed in the USA
AR-024 [7/07] CGI 9/07	MF-07-08-038 PO12156

Annual Report	Delaware
High-Yield Opportunities
Fund
July 31, 2007

                                              Fixed income mutual fund

> Portfolio management review	1
> Performance summary	4
> Disclosure of Fund expenses	6
> Sector allocation and credit quality breakdown	7
> Statement of net assets	8
> Statement of assets and liabilities	14
> Statement of operations	15
> Statements of changes in net assets	16
> Financial highlights	17
> Notes to financial statements	22
> Report of independent registered public accounting firm	27
> Other Fund information	28
> Board of trustees/directors and officers addendum	30
> About the organization	32

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2007 Delaware Distributors, L.P.

Portfolio management review

Delaware High-Yield Opportunities Fund

August 24, 2007

The managers of Delaware High-Yield Opportunities Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year that ended July 31, 2007. Please see page 2 to learn more about the portfolio managers.

Q: You assumed portfolio management responsibilities for the Fund in May 2007. Have the Fund’s goals and strategies changed?

A: The Fund’s goals and strategies have not changed. We invest primarily in high-yielding corporate bonds rated BB or lower by Standard and Poor’s, or similarly rated by another national recognized statistical rating organization, such as Moody’s Investors Services or Fitch. High-yield bonds or “junk” bonds involve greater risks than investment-grade bonds. We may also invest in unrated bonds if we judge them to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. We will select bonds primarily based on the income potential they offer and on our evaluation of the bond issuer’s ability to make interest payments and repay principal.

We may also invest in equity securities, foreign government securities, and corporate bonds of foreign issuers. Though not expected to be a significant component of our strategy under normal circumstances, we may also invest in investment-grade corporate bonds, U.S. government securities, and high quality commercial paper.

Q: What was the investment climate like for high yield fixed income investments during the fiscal year ended July 31, 2007?

A: During the fiscal year, the fundamentals of the economy were relatively strong. Although economic growth softened in the fourth quarter of 2006 and the first quarter of 2007, the economy grew at a 4.0% annual rate in the second quarter of 2007. Unemployment remained relatively low, consumer spending was fairly strong, and we continued to see solid economic growth overseas. While the Federal Reserve continued to voice concerns about inflation, the central bank kept the Federal funds rate — the rate banks charge each other for overnight loans — at 5.25%. This environment provided a positive backdrop for high yield bonds; and for most of the period, investors favored the attractive yields that lower-quality high yield securities provided.

Over the last few months of the period, concerns about rising defaults in subprime mortgages — loans made to less creditworthy borrowers — began to dominate the financial markets. As homeowners defaulted on their mortgages, investors began selling the securities that back these mortgages and generally lost confidence in the riskiest parts of the fixed income market. As a result, investors sold their lower quality holdings and moved into higher quality assets.

Q: How did the Fund perform over the fiscal year?

A: Delaware High-Yield Opportunities Fund delivered positive returns for the fiscal year ended July 31, 2007. Class A shares returned 7.82% at net asset value and 2.98% at the maximum offer price (both figures represent all distributions reinvested). By comparison the Bear Stearns High Yield Index, which serves as the Fund’s benchmark, gained 6.73% during the same period. The Fund’s peers in the Lipper High Current Yield Funds category produced a gain of 6.21%.

For complete, annualized performance for Delaware High-Yield Opportunities Fund, please see the table on page 4.

Q: What broad strategies influenced Fund performance during the fiscal year?

A: As in the past, security selection was the primary focus of our investment approach. We used our in-depth research to uncover what we consider to be attractively valued securities throughout the high yield universe, emphasizing company-specific characteristics and influences, rather than following a theme or making sector “bets.” Over the year, we generally favored B-rated credits over higher-quality credits, given the additional yield compensation for the risk accepted. Higher-quality high yield names have also tended to trade aggressively. In some cases, well inside or on top of investment-grade

The views expressed are current as of the date of this report and are subject to change.

(continues)     1

Portfolio management review

Delaware High-Yield Opportunities Fund

August 24, 2007

levels and thus high yield was prone to some interest rate sensitivity. Until recently, refinancing activity was high and we therefore employed a strategy in the portfolio that focused on “yield-to-call opportunities,” situations where a bond is being priced by the market based on its call date, or the date at which the issuer can redeem the bond early.

We believe these efforts helped the Fund outperform the benchmark at net asset value for the one-year period ended July 31, 2007.

Our investments in telecommunications companies were among the best performers of the year, with the bonds of Cricket Communications, Qwest Communications, and Charter Communications adding substantially to returns. Hexion Specialty Chemicals and Tube City IMS Corporation, which provides raw materials to steel companies, also benefited results for the period. Conversely, Compression Poly, Finova Group, and UGS Capital Corporation were disappointing. Consequently, these holdings were sold before the end of the fiscal year.

Q: At the end of the fiscal year, how was the Fund positioned?

A: The fixed income markets became volatile in the last weeks of the fiscal period. As questions emerged about the backlog of high yield loans and bonds, there was concern in the market about where demand might come from. We believe we were able to anticipate this volatility. We reduced exposure late in 2006 to positions that we believe were the most susceptible to the market’s repricing of risk. This included subordinated debt and holdings that may be “underfollowed” by analysts.

Currently, we generally remain cautious in our investment outlook and have a limited appetite for increased exposure or risk in the face of market volatility in July. We anticipate continuing to examine economic indicators, the equity markets and the quality and structure of new deals before considering a bullish posture again.

Fund managers

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager

Mr. Chow is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Mr. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments

Mr. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Mr. Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Mr. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

2

Fixed Income Glossary

Basis point: 1/100 of a percentage point, or 0.01%. Basis points are often used to measure changes in, or differences between, yields.

Bond: A debt security, like an IOU, issued by a company, municipality, or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date.

Bond ratings: Evaluations of creditworthiness by independent agencies such as Moody’s, Standard & Poor’s, and Fitch. Rating may range from Aaa or AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are noninvestment grade and commonly known as junk bonds, or high yield bonds.

Callable bond: A bond that may be redeemed at the request of the issuer prior to the stated maturity date.

Coupon rate: The interest rate that is paid to the investor over the life of the bond.

Derivative: A security with a value correlated to the performance of an underlying investment.

Duration: A measurement of a fixed income investment’s sensitivity to changes in interest rates. The larger the number, the greater the likely price change for a given change in interest rates.

Fed funds rate: The percentage of interest that banks charge to lend money to each other. The rate, which fluctuates, is a good indicator of general interest rate trends.

Maturity: The length of time until a bond issuer must repay the underlying loan principal to the bondholder.

Par value: The face value of a bond. It is also referred to as the principle value. When a bond reaches maturity, the holder receives this value, regardless of what was paid for the bond.

Pre-refunded bonds: Bonds that have been refinanced and are secured by U.S. Treasury bonds, held in an escrow account.

Tax-exempt bond: Exempt from federal or state income tax, state taxes, or local property tax.

Treasury yield curve: This is a curve on a graph that depicts the difference between short and long-term bond yields across the duration spectrum. It is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. It is also used to assess broad market trends, as well as potential changes in economic output and growth.

3

Performance summary

Delaware High-Yield Opportunities Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware High-Yield Opportunities Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds may lose their value as interest rates rise, and an investor may lose principal.

Effective May 24, 2007, portfolio management responsibilities for the Fund changed. Current managers are listed in this report. Please see the prospectus, as supplemented, which contains important information regarding the investment manager for the Fund.

Fund Performance
Average annual total returns
Through July 31, 2007	1 year	5 years	10 years	Lifetime
Class A (Est. Dec. 30, 1996)
Excluding sales charge	+7.82%	+13.31%	+6.34%	+7.01%
Including sales charge	+2.98%	+12.28%	+5.85%	+6.54%

Class B (Est. Feb. 17, 1998)
Excluding sales charge	+7.08%	+12.54%	N/A	+4.89%
Including sales charge	+3.08%	+12.35%	N/A	+4.89%

Class C (Est. Feb. 17, 1998)
Excluding sales charge	+7.07%	+12.53%	N/A	+4.77%
Including sales charge	+6.07%	+12.53%	N/A	+4.77%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below, and they are subject to change. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund Performance chart and in the Performance of a $10,000 Investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30% of average daily net assets. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Effective at the close of business on May 31, 2007, no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Nov. 30, 2007, as described in the most recent prospectus. The most recent prospectus designated the Fund’s net expense ratios for Class A, B, C, R, and Institutional Class shares as 1.13%, 1.83%, 1.83%, 1.33%, and 0.83%, respectively. Total operating expenses for Class A, B, C, R, and Institutional Class shares were designated as 1.29%, 1.99%, 1.99%, 1.59%, and 0.99%, respectively.

The average annual total return for the 1-year, 3-year, and lifetime periods ended July 31, 2007, for the Delaware High-Yield Opportunities Fund Class R shares was 7.59%, 8.09%, and 9.66%, respectively. Class R shares were first made available on June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets through Nov. 30, 2007.

4

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime periods ended July 31, 2007, for Delaware High-Yield Opportunities Fund Institutional Class shares were 8.15%, 13.66%, 6.65%, and 7.30%, respectively. Institutional Class shares were first made available Dec. 30, 1996, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table on the previous page and the graph below do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

High yielding noninvestment grade bonds involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

Fund basics
As of July 31, 2007

Fund objective
The Fund seeks total return and, as a secondary objective, high current income.

Total Fund net assets
$178 million

Number of holdings
246

Fund start date
Dec. 30, 1996

	Nasdaq symbols	CUSIPs
Class A	DHOAX	245908876
Class B	DHOBX	245908868
Class C	DHOCX	245908850
Class R	DHIRX	245908736
Institutional Class	DHOIX	245908843

Performance of a $10,000 Investment
Average annual total returns from July 31, 1997 through July 31, 2007

	Starting value (July 31, 1997)	Ending value (July 31, 2007)
Delaware High-Yield Opportunities Fund — A Shares	$9,550	$17,626
Bear Stearns High Yield Index	$10,000	$17,187

Chart assumes $10,000 invested on July 31, 1997, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses. Chart also assumes $10,000 invested in the Bear Stearns High Yield Index as of July 31, 1997. The Bear Stearns High Yield Index measures the performance of domestic high yield bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

5

Disclosure of Fund expenses

For the period February 1, 2007 to July 31, 2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2007 to July 31, 2007.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware High-Yield Opportunities Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	2/1/07 to
	2/1/07	7/31/07	Ratio	7/31/07*
Actual Fund Return
Class A	$1,000.00	$991.30	1.13%	$5.58
Class B	1,000.00	990.10	1.83%	9.03
Class C	1,000.00	987.80	1.83%	9.02
Class R	1,000.00	992.60	1.33%	6.57
Institutional Class	1,000.00	992.80	0.83%	4.10
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,019.19	1.13%	$5.66
Class B	1,000.00	1,015.72	1.83%	9.15
Class C	1,000.00	1,015.72	1.83%	9.15
Class R	1,000.00	1,018.20	1.33%	6.66
Institutional Class	1,000.00	1,020.68	0.83%	4.16

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

Sector allocation and credit quality breakdown

Delaware High-Yield Opportunities Fund

As of July 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets
Commercial Mortgage-Backed Securities	0.44%
Corporate Bonds	85.77%
Basic Industry	9.57%
Brokerage	1.81%
Capital Goods	4.51%
Consumer Cyclical	9.24%
Consumer Non-Cyclical	4.67%
Energy	9.15%
Financials	0.75%
Media	9.02%
Real Estate	1.86%
Services Cyclical	13.61%
Services Non-Cyclical	8.14%
Technology & Electronics	1.89%
Telecommunications	8.75%
Utilities	2.80%
Emerging Markets Bonds	0.31%
Senior Secured Loans	7.51%
Common Stock	1.74%
Warrant	0.00%
Total Value of Securities	95.77%
Receivables and Other Assets Net of Liabilities	4.23%
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	3.67%
BBB	1.85%
BB	16.40%
B	58.41%
CCC	16.60%
D	0.37%
Not Rated	2.70%
Total	100.00%

7

Statement of net assets

Delaware High-Yield Opportunities Fund

July 31, 2007

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Commercial Mortgage-Backed Securities – 0.44%
#First Union National Bank
Commercial Mortgage
Series 2001-C2 L 144A
6.46% 1/12/43	$ 800,000	$ 788,324
Total Commercial Mortgage-Backed
Securities (cost $811,969)		788,324

Corporate Bonds – 85.77%
Basic Industry – 9.57%
AK Steel
7.75% 6/15/12	375,000	373,125
7.875% 2/15/09	275,000	276,375
#Algoma Acquisition 144A
9.875% 6/15/15	325,000	308,750
Bowater
6.50% 6/15/13	250,000	202,500
9.00% 8/1/09	225,000	222,188
9.50% 10/15/12	1,250,000	1,181,250
Freeport McMoRan Copper &
Gold 8.25% 4/1/15	1,000,000	1,050,000
Georgia-Pacific 8.875% 5/15/31	1,945,000	1,857,474
Hexion US Finance
9.75% 11/15/14	1,385,000	1,488,875
Lyondell Chemical
8.00% 9/15/14	705,000	757,875
8.25% 9/15/16	245,000	269,500
10.50% 6/1/13	75,000	81,375
#MacDermid 144A 9.50% 4/15/17	1,055,000	965,325
#Momentive Performance Materials
144A 9.75% 12/1/14	775,000	747,875
Norske Skog Canada
8.625% 6/15/11	2,055,000	1,854,638
‡#Port Townsend Paper 144A
11.00% 4/15/11	950,000	413,250
Potlatch 13.00% 12/1/09	850,000	964,351
#Sappi Papier Holding 144A
7.50% 6/15/32	1,765,000	1,550,411
‡Solutia 6.72% 10/15/37	770,000	627,550
#Steel Dynamics 144A
6.75% 4/1/15	400,000	382,000
Tube City IMS 9.75% 2/1/15	1,160,000	1,133,900
Witco 6.875% 2/1/26	365,000	304,775
		17,013,362
Brokerage – 1.81%
E Trade Financial 8.00% 6/15/11	675,000	691,875
#HUB International Holdings 144A
10.25% 6/15/15	400,000	346,000
LaBranche
9.50% 5/15/09	825,000	820,875
11.00% 5/15/12	1,380,000	1,359,300
		3,218,050
Capital Goods – 4.51%
Baldor Electric 8.625% 2/15/17	325,000	334,750
Berry Plastics Holding
8.875% 9/15/14	1,420,000	1,370,300
CPG International 10.50% 7/1/13	700,000	682,500
Graham Packaging
9.875% 10/15/14	375,000	354,375
Greenbrier 8.375% 5/15/15	170,000	168,300
#Hawker Beechcraft Acquisition
144A 9.75% 4/1/17	735,000	729,488
Interface 10.375% 2/1/10	1,590,000	1,661,550
Intertape Polymer 8.50% 8/1/14	670,000	606,350
#Mueller Water Products 144A
7.375% 6/1/17	260,000	244,400
Smurfit-Stone Container
Enterprises 8.00% 3/15/17	875,000	822,500
Trimas 9.875% 6/15/12	1,041,000	1,041,000
		8,015,513
Consumer Cyclical – 9.24%
Accuride 8.50% 2/1/15	375,000	358,125
Carrols 9.00% 1/15/13	1,360,000	1,292,000
Ford Motor Credit
7.375% 10/28/09	700,000	676,131
7.80% 6/1/12	800,000	762,429
•8.11% 1/13/12	475,000	453,967
General Motors
6.375% 5/1/08	1,225,000	1,209,688
8.375% 7/15/33	1,350,000	1,117,125
Global Cash Access 8.75% 3/15/12	440,000	451,000
GMAC 6.875% 9/15/11	150,000	139,606
#Goodyear Tire & Rubber 144A
8.625% 12/1/11	740,000	756,650
#KAR Holdings 144A 10.00% 5/1/15	1,655,000	1,464,674
Lear 8.75% 12/1/16	1,425,000	1,325,250
#Michaels Stores 144A
11.375% 11/1/16	1,005,000	974,850
Neiman Marcus Group PIK
9.00% 10/15/15	775,000	811,813
NPC International 9.50% 5/1/14	1,050,000	971,250
#OSI Restaurant Partners 144A
10.00% 6/15/15	360,000	315,000
#TRW Automotive 144A
7.00% 3/15/14	60,000	56,400
7.25% 3/15/17	35,000	32,550
#USI Holdings 144A 9.75% 5/15/15	675,000	644,625

8

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Visteon 8.25% 8/1/10	$1,880,000	$ 1,673,199
#Vitro 144A 9.125% 2/1/17	985,000	950,525
		16,436,857
Consumer Non-Cyclical – 4.67%
Chiquita Brands International
8.875% 12/1/15	775,000	670,375
Constellation Brands
8.125% 1/15/12	700,000	707,000
Cott Beverages USA
8.00% 12/15/11	625,000	609,375
DEL Laboratories 8.00% 2/1/12	895,000	805,500
National Beef Packing
10.50% 8/1/11	1,025,000	1,030,125
Pilgrim’s Pride
8.375% 5/1/17	1,905,000	1,819,275
9.625% 9/15/11	775,000	791,469
#Pinnacle Foods Finance 144A
10.625% 4/1/17	1,520,000	1,337,600
Smithfield Foods 7.75% 7/1/17	225,000	218,250
True Temper Sports
8.375% 9/15/11	385,000	323,400
		8,312,369
Energy – 9.15%
Bluewater Finance
10.25% 2/15/12	500,000	525,625
Chesapeake Energy
6.625% 1/15/16	1,330,000	1,260,175
Compton Petroleum Finance
7.625% 12/1/13	1,835,000	1,724,899
#Dynergy Holdings 144A
7.75% 6/1/19	435,000	378,450
El Paso 7.00% 6/15/17	500,000	482,741
#El Paso Performance-Linked Trust
144A 7.75% 7/15/11	400,000	413,000
#Energy Partners 144A
9.75% 4/15/14	510,000	487,050
Geophysique-Veritas
7.50% 5/15/15	125,000	122,500
7.75% 5/15/17	645,000	632,100
#Hilcorp Energy I 144A
7.75% 11/1/15	1,250,000	1,175,000
9.00% 6/1/16	625,000	625,000
Inergy Finance
6.875% 12/15/14	425,000	397,375
8.25% 3/1/16	200,000	201,000
KCS Energy 7.125% 4/1/12	375,000	369,375
Kinder Morgan Finance
5.35% 1/5/11	50,000	48,218
#Lukoil International Finance 144A
6.356% 6/7/17	100,000	94,410
6.656% 6/7/22	100,000	93,000
Mariner Energy 8.00% 5/15/17	525,000	496,125
Massey Energy 6.625% 11/15/10	255,000	239,063
#OPTI Canada 144A
7.875% 12/15/14	300,000	295,500
8.25% 12/15/14	400,000	402,000
PetroHawk Energy
9.125% 7/15/13	965,000	998,775
Plains Exploration & Production
7.00% 3/15/17	560,000	502,600
#Regency Energy Partners 144A
8.375% 12/15/13	1,025,000	1,060,875
•Secunda International
13.36% 9/1/12	600,000	613,500
#Seitel 144A 9.75% 2/15/14	1,055,000	991,700
#Stallion Oilfield Services 144A
9.75% 2/1/15	475,000	463,125
#VeraSun Energy 144A
9.375% 6/1/17	870,000	796,050
Whiting Petroleum 7.25% 5/1/13	410,000	385,400
		16,274,631
Financials – 0.75%
#ABH Financial 144A
8.20% 6/25/12	280,000	270,900
#TemirBank 144A 9.50% 5/21/14	535,000	509,588
TNK-BP Finance 6.625% 3/20/17	560,000	531,104
Unum Group 5.859% 5/15/09	25,000	25,174
		1,336,766
Media – 9.02%
CCH I 13.50% 1/15/14	2,265,000	2,253,675
Charter Communications Holdings
13.50% 1/15/11	1,950,000	2,003,625
Dex Media West 9.875% 8/15/13	800,000	844,000
Idearc 8.00% 11/15/16	755,000	719,138
Insight Communications
12.25% 2/15/11	450,000	466,875
Insight Midwest 9.75% 10/1/09	1,350,000	1,350,000
#LBI Media 144A 8.50% 8/1/17	475,000	463,125
Mediacom Capital 9.50% 1/15/13	3,000,000	2,977,499
=Porttown 10.85% 9/30/07	460,526	455,921
#Quebecor World 144A
9.75% 1/15/15	1,070,000	1,032,550
RH Donnelley 8.875% 1/15/16	520,000	508,300
Time Warner Telecom Holdings
9.25% 2/15/14	525,000	539,438
#Univision Communications PIK
144A 9.75% 3/15/15	1,340,000	1,226,100
Vertis 10.875% 6/15/09	360,000	340,200
WMG Acquisition 7.375% 4/15/14	955,000	859,500
		16,039,946
Real Estate – 1.86%
American Real Estate Partners
8.125% 6/1/12	915,000	882,975
BF Saul REIT 7.50% 3/1/14	1,855,000	1,855,000

(continues)     9

Statement of net assets

Delaware High-Yield Opportunities Fund

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Real Estate (continued)
#Realogy 144A 12.375% 4/15/15	$ 250,000	$ 210,000
Rouse 7.20% 9/15/12	345,000	359,302
		3,307,277
Services Cyclical – 13.61%
American Airlines 6.817% 5/23/11	50,000	49,250
#Aramark 144A
8.50% 2/1/15	1,250,000	1,184,375
•8.856% 2/1/15	25,000	23,375
#Bristow Group 144A 7.50% 9/15/17	800,000	796,000
#Cardtronics 144A 9.25% 8/15/13	525,000	506,625
Corrections Corporation of America
7.50% 5/1/11	375,000	376,875
FTI Consulting 7.625% 6/15/13	1,850,000	1,831,499
#Galaxy Entertainment Finance 144A
9.875% 12/15/12	1,455,000	1,562,305
Gaylord Entertainment
8.00% 11/15/13	950,000	945,250
Harrah’s Operating 6.50% 6/1/16	560,000	412,231
Hertz 8.875% 1/1/14	800,000	804,000
¶H-Lines Finance Holdings
11.00% 4/1/13	1,175,000	1,172,063
Horizon Lines 9.00% 11/1/12	550,000	587,125
Isle of Capri Casinos 9.00% 3/15/12	945,000	991,069
Kansas City Southern de Mexico
9.375% 5/1/12	1,325,000	1,404,500
Kansas City Southern Railway
9.50% 10/1/08	450,000	464,063
Majestic Star Casino
9.50% 10/15/10	1,350,000	1,370,250
Mandalay Resort Group
9.375% 2/15/10	340,000	349,350
9.50% 8/1/08	725,000	754,000
MGM Mirage 7.50% 6/1/16	305,000	285,175
#Mobile Services Group 144A
9.75% 8/1/14	525,000	553,875
‡Northwest Airlines 10.00% 2/1/09	215,000	28,488
#Penhall International 144A
12.00% 8/1/14	650,000	692,250
#Pokagon Gaming Authority 144A
10.375% 6/15/14	1,745,000	1,875,874
#Rental Service 144A 9.50% 12/1/14	1,650,000	1,616,999
Seabulk International
9.50% 8/15/13	465,000	498,713
Station Casinos 6.625% 3/15/18	1,080,000	869,400
¶Town Sports International
11.00% 2/1/14	550,000	508,750
Wheeling Island Gaming
10.125% 12/15/09	1,445,000	1,470,288
Williams Scotsman 8.50% 10/1/15	200,000	216,000
		24,200,017
Services Non-Cyclical – 8.14%
#Aleris International 144A
10.00% 12/15/16	800,000	720,000
Allied Waste North America
7.375% 4/15/14	475,000	450,063
7.875% 4/15/13	625,000	621,875
9.25% 9/1/12	150,000	156,188
Casella Waste Systems
9.75% 2/1/13	1,925,000	1,953,875
#Community Health Systems 144A
8.875% 7/15/15	485,000	473,481
CRC Health 10.75% 2/1/16	1,970,000	2,107,899
Geo Subordinate 11.00% 5/15/12	800,000	792,000
HCA 6.50% 2/15/16	720,000	558,000
#HCA PIK 144A 9.625% 11/15/16	85,000	84,575
HealthSouth 10.75% 6/15/16	1,370,000	1,390,550
#Universal Hospital Services PIK
144A 8.50% 6/1/15	650,000	589,875
US Oncology
9.00% 8/15/12	270,000	270,000
10.75% 8/15/14	725,000	735,875
#US Oncology Holdings PIK 144A
9.797% 3/15/12	1,375,000	1,278,750
¶Vanguard Health Holding
11.25% 10/1/15	1,575,000	1,157,625
WCA Waste 9.25% 6/15/14	1,135,000	1,146,350
		14,486,981
Technology & Electronics – 1.89%
#Freescale Semiconductor 144A
8.875% 12/15/14	1,175,000	1,078,063
10.125% 12/15/16	450,000	398,250
MagnaChip Semiconductor
8.00% 12/15/14	1,450,000	884,500
Solectron Global Finance
8.00% 3/15/16	805,000	845,250
Sungard Data Systems
10.25% 8/15/15	150,000	150,750
		3,356,813
Telecommunications – 8.75%
‡Allegiance Telecom 11.75% 2/15/08	255,000	129,413
American Tower 7.125% 10/15/12	1,035,000	1,019,475
#Broadview Networks Holdings
144A 11.375% 9/1/12	700,000	710,500
•Centennial Communications
11.11% 1/1/13	650,000	663,000
Cricket Communications
9.375% 11/1/14	1,000,000	991,250
#Digicel 144A 9.25% 9/1/12	700,000	710,500
#Digicel Group 144A
8.875% 1/15/15	2,105,000	1,941,863
•#Hellas Telecommunications
Luxembourg II 144A
11.11% 1/15/15	1,200,000	1,194,000

10

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Corporate Bonds (continued)
Telecommunications (continued)
Hughes Network Systems
9.50% 4/15/14	$2,390,000	$ 2,389,999
¶Inmarsat Finance
10.375% 11/15/12	1,175,000	1,098,625
#Level 3 Financing 144A
8.75% 2/15/17	875,000	809,375
#MetroPCS Wireless 144A
9.25% 11/1/14	735,000	723,975
NTL Cable 9.125% 8/15/16	795,000	806,925
Qwest
7.50% 10/1/14	825,000	812,625
•8.61% 6/15/13	475,000	494,000
Rural Cellular
9.875% 2/1/10	600,000	625,500
•11.106% 11/1/12	250,000	253,750
Triton PCS 8.50% 6/1/13	195,000	196,950
		15,571,725
Utilities – 2.80%
‡#Calpine 144A 8.496% 7/15/09	606,050	642,413
Elwood Energy 8.159% 7/5/26	716,746	724,850
Midwest Generation
8.30% 7/2/09	474,476	486,338
Mirant Americas Generation
8.30% 5/1/11	1,280,000	1,260,800
Mirant North America
7.375% 12/31/13	1,075,000	1,075,000
Orion Power Holdings
12.00% 5/1/10	725,000	790,250
		4,979,651
Total Corporate Bonds
(cost $159,149,811)		152,549,958

Emerging Markets Bonds – 0.31%
#True Move 144A
10.75% 12/16/13	525,000	556,500
Total Emerging Markets Bonds
(cost $523,634)		556,500

«Senior Secured Loans – 7.51%
Allied Waste North America
7.73% 3/28/14	150,000	146,250
Aramark 7.08% 1/26/14	230,000	217,120
Building Materials Holding
8.11% 11/10/13	450,000	427,500
Claires Stores 8.36% 5/7/14	175,000	160,125
Community Health Systems
Tranche B 7.61% 7/2/14	750,503	719,233
Tranche DD 7.61% 7/2/14	49,497	47,363
Cricket Communications
7.94% 6/16/13	175,000	169,094
DaimlerChrysler
11.01% 7/1/12	575,000	546,250
13.51% 7/1/13	700,000	665,000
Fontainebleau
Tranche B 8.67% 6/6/14	216,667	206,781
Tranche DD 8.67% 6/6/14	108,333	101,563
Ford Motor 8.36% 11/29/13	696,000	656,850
Freescale Semiconductor
7.37% 12/1/13	175,000	162,400
General Motors 7.725% 11/17/13	995,000	956,444
Georgia Pacific Term Tranche B
7.115% 12/22/12	200,000	190,141
Goodyear Tire 7.10% 4/30/10	425,000	403,750
Graceway Pharmaceuticals
8.105% 5/3/11	100,000	96,500
Michaels Stores 7.625% 10/11/13	204,485	190,853
NE Energy 7.87% 11/1/13	200,000	196,250
Pinnacle Foods Finance
8.21% 4/2/14	150,000	142,875
Rental Service 8.87% 11/21/13	400,000	382,000
Spirit Finance 8.36% 5/23/13	425,000	414,375
Stallion Oilfield Services
10.86% 6/12/13	525,000	517,125
Surgical Care Affiliates
10.64% 12/29/14	175,000	166,250
Talecris Biotherapeutics 2nd Lien
11.86% 12/6/14	625,000	634,375
Telesat Canada 9.00% 2/14/08	1,350,000	1,349,999
Time Warner Telecom Holdings
7.62% 1/7/13	300,000	291,750
Tribune 8.32% 5/30/14	300,000	270,752
Tribune 8.49% 5/17/09	275,000	267,094
United Airlines 7.375% 2/1/14	300,000	281,001
Univision Communications
7.605% 9/15/14	400,000	369,250
US Airways Group 7.86% 3/23/14	275,000	262,075
Wind Acquisition PIK
12.60% 12/7/11	1,230,043	1,242,343
Windstream	525,000	509,250
Total Senior Secured Loans
(cost $13,637,062)		13,359,981
	Number of
	Shares
Common Stock – 1.74%
†Adelphia	800,000	262,000
†Adelphia Recovery Trust
Series ACC-1	785,138	69,092
Series Arahova	576,304	270,863
†@=ÕAvado Brands	906	0
†Century Communications	1,325,000	1,217
†Charter Communications Class A	27,000	109,620
†Foster Wheeler	6,783	762,313
†Mirant	10,059	380,532

(continues)     11

Statement of net assets

Delaware High-Yield Opportunities Fund

	Number of	Value
	Shares	(U.S. $)
Common Stock (continued)
†Northwest Airlines	5,166	$ 90,049
†Petrojarl ADR	1,491	18,437
†Petroleum Geo-Services ADR	4,473	107,166
†Time Warner Cable Class A	26,489	1,012,411
†USGen	250,000	0
Total Common Stock (cost $1,991,838)		3,083,700

Warrant – 0.00%
†#Solutia 144A, exercise price $7.59,
expiration date 7/15/09	450	0
Total Warrant (cost $38,281)		0

Total Value of Securities – 95.79%
(cost $176,152,595)		170,338,463
Receivables and Other Assets
Net of Liabilities – 4.23%		7,514,600
Net Assets Applicable to 41,727,090
Shares Outstanding – 100.00%		$177,853,063

Net Asset Value – Delaware High-Yield Opportunities Fund
Class A ($102,419,881 / 24,030,687 Shares)		$4.26
Net Asset Value – Delaware High-Yield Opportunities Fund
Class B ($12,445,770 / 2,922,968 Shares)		$4.26
Net Asset Value – Delaware High-Yield Opportunities Fund
Class C ($27,179,078 / 6,372,993 Shares)		$4.26
Net Asset Value – Delaware High-Yield Opportunities Fund
Class R ($9,251,657 / 2,167,013 Shares)		$4.27
Net Asset Value – Delaware High-Yield Opportunities Fund
Institutional Class ($26,556,677 / 6,233,429 Shares)		$4.26

Components of Net Assets at July 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$186,701,488
Undistributed net investment income		122,952
Accumulated net realized loss on investments		(3,171,953)
Net unrealized depreciation of investments		(5,799,424)
Total net assets		$177,853,063

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2007, the aggregate amount of Rule 144A securities equaled $44,719,918, which represented 25.14% of the Fund’s net assets. See Note 9 in “Notes to Financial Statements.”

‡	Non-income producing security. Security is currently in default.

•	Variable rate security. The rate shown is the rate as of July 31, 2007.

¶	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

†	Non-income producing security for the year ended July 31, 2007.

@	Illiquid security. At July 31, 2007, the aggregate amount of illiquid securities equaled $0, which represented 0.00% of the Fund’s net assets. See Note 9 in “Notes to Financial Statements.”

«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (‘LIBOR’) and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

Õ	Restricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At July 31, 2007, the aggregate amount of the restricted security equaled $0 or 0.00% of the Fund’s net assets. See Note 9 in “Notes to Financial Statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At July 31, 2007, the aggregate amount of fair valued securities equaled $455,921, which represented 0.26% of the Fund’s net assets. See Note 1 in “Notes to Financial Statements.”

Summary of Abbreviations:
ADR — American Depositary Receipts
CDS — Credit Default Swap
PIK — Pay-in-Kind
REIT — Real Estate Investment Trust

Net Asset Value and Offering Price Per Share – Delaware High-Yield Opportunities Fund
Net asset value Class A (A)	$4.26
Sales charge (4.50% of offering price) (B)	0.20
Offering price	$4.46

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchases of $100,000 or more.

12

The following swap contracts were outstanding at July 31, 2007:

Swap Contracts[1]

Credit Default Swap Contracts
		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Amount	Payments	Date	(Depreciation)
Protection Purchased:
Goldman Sachs
CDX.NA.IG.
HVOL 8-1	$1,450,000	0.75%	6/20/12	$ (3,794)
Lehman Brothers
CDX.NA, XO-8	1,427,500	1.40%	6/20/12	19,455
				$15,661
Protection Sold:
Lehman Brothers
Residential Capital
5 yr CDS	$220,000	4.60%	9/20/12	$—

The use of swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in ”Notes to Financial Statements.”

See accompanying notes

13

Statement of assets and liabilities

Delaware High-Yield Opportunities Fund

July 31, 2007

Assets:
Investments at value (cost $176,152,595)	$170,338,463
Cash	13,926,184
Receivable for securities sold	4,283,144
Interest receivable	3,487,515
Subscriptions receivable	2,218,539
Credit default swap contracts, at value (including up front payment of $151,169)[1]	166,830
Total assets	194,420,675

Liabilities:
Payable for securities purchased	11,532,075
Liquidations payable	4,353,794
Accrued protection payments on credit default swaps	3,600
Distributions payable	355,060
Due to manager and affiliates	185,013
Other accrued expenses	58,274
Swap fees payable	79,796
Total liabilities	16,567,612

Total Net Assets	$177,853,063

1 See Note 8 in “Notes to Financial Statements.”

See accompanying notes

14

Statement of operations

Delaware High-Yield Opportunities Fund

Year Ended July 31, 2007

Investment Income:
Interest	$13,510,820
Dividends	7,660
Foreign tax withheld	(632)	$ 13,517,848

Expenses:
Management fees	1,048,730
Distribution expenses – Class A	260,982
Distribution expenses – Class B	137,490
Distribution expenses – Class C	225,956
Distribution expenses – Class R	31,538
Dividend disbursing and transfer agent fees and expenses	283,667
Accounting and administration expenses	64,537
Registration fees	45,816
Reports and statements to shareholders	35,265
Legal fees	31,677
Trustees’ fees and benefits	23,428
Audit and tax	21,007
Pricing fees	6,532
Insurance fees	5,233
Custodian fees	5,146
Consulting fees	2,307
Dues and services	930
Trustees’ expenses	904
Taxes (other than taxes on income)	538	2,231,683
Less expenses absorbed or waived		(223,225)
Less waived distribution expenses – Class R		(5,250)
Less expense paid indirectly		(3,162)
Total operating expenses		2,000,046
Net Investment Income		11,517,802

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on:
Investments		2,250,203
Swap contracts		32,087
Net realized gain		2,282,290
Net change in unrealized appreciation/depreciation of investments		(4,751,497)
Net Realized and Unrealized Loss on Investments		(2,469,207)

Net Increase in Net Assets Resulting from Operations		$ 9,048,595

See accompanying notes

15

Statements of changes in net assets

Delaware High-Yield Opportunities Fund

	Year Ended
	7/31/07	7/31/06
Increase (Decrease) in Net Assets from Operations:
Net investment income	$ 11,517,802	$ 8,513,215
Net realized gain (loss) on investments	2,282,290	(47,672)
Net change in unrealized appreciation/depreciation of investments	(4,751,497)	(2,476,130)
Net increase in net assets resulting from operations	9,048,595	5,989,413

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(6,546,964)	(5,485,597)
Class B	(944,829)	(1,054,790)
Class C	(1,542,924)	(1,177,168)
Class R	(384,992)	(214,464)
Institutional Class	(2,522,720)	(844,522)
	(11,942,429)	(8,776,541)

Capital Share Transactions:
Proceeds from shares sold:
Class A	71,566,320	34,354,450
Class B	3,046,865	2,092,236
Class C	16,337,198	5,268,964
Class R	6,782,518	2,306,896
Institutional Class	43,277,994	6,327,418

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	4,487,889	3,905,915
Class B	422,813	449,109
Class C	885,150	623,802
Class R	377,176	210,938
Institutional Class	2,103,530	644,516
	149,287,453	56,184,244
Cost of shares repurchased:
Class A	(35,120,328)	(56,093,384)
Class B	(4,653,560)	(5,212,040)
Class C	(5,843,416)	(6,694,409)
Class R	(1,448,664)	(787,376)
Institutional Class	(32,302,737)	(865,281)
	(79,368,705)	(69,652,490)
Increase (decrease) in net assets derived from capital share transactions	69,918,748	(13,468,246)
Net Increase (Decrease) in Net Assets	67,024,914	(16,255,374)

Net Assets:
Beginning of year	110,828,149	127,083,523
End of year (including undistributed (distributions in excess of)
net investment income of $122,952 and $(59), respectively)	$177,853,063	$110,828,149

See accompanying notes

16

Financial highlights

Delaware High-Yield Opportunities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03
Net asset value, beginning of period	$4.260	$4.360	$4.210	$3.970	$3.420

Income (loss) from investment operations:
Net investment income[1]	0.321	0.319	0.292	0.335	0.377
Net realized and unrealized gain (loss) on investments	0.012	(0.090)	0.184	0.243	0.532
Total from investment operations	0.333	0.229	0.476	0.578	0.909

Less dividends and distributions from:
Net investment income	(0.333)	(0.329)	(0.326)	(0.338)	(0.359)
Total dividends and distributions	(0.333)	(0.329)	(0.326)	(0.338)	(0.359)

Net asset value, end of period	$4.260	$4.260	$4.360	$4.210	$3.970

Total return[2]	7.82%	5.49%	11.61%	14.97%	28.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$102,420	$63,405	$82,988	$44,428	$29,385
Ratio of expenses to average net assets	1.13%	1.13%	1.16%	1.13%	1.13%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.27%	1.29%	1.28%	1.38%	1.56%
Ratio of net investment income to average net assets	7.24%	7.42%	6.68%	8.05%	10.36%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	7.10%	7.26%	6.56%	7.80%	9.93%
Portfolio turnover	149%	151%	229%	644%	832%

[1] The average shares outstanding method has been applied for per share information for the years ended July 31, 2004 and 2003.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     17

Financial highlights

Delaware High-Yield Opportunities Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03
Net asset value, beginning of period	$4.260	$4.360	$4.210	$3.970	$3.420

Income (loss) from investment operations:
Net investment income[1]	0.291	0.289	0.262	0.305	0.352
Net realized and unrealized gain (loss) on investments	0.012	(0.090)	0.184	0.244	0.532
Total from investment operations	0.303	0.199	0.446	0.549	0.884

Less dividends and distributions from:
Net investment income	(0.303)	(0.299)	(0.296)	(0.309)	(0.334)
Total dividends and distributions	(0.303)	(0.299)	(0.296)	(0.309)	(0.334)

Net asset value, end of period	$4.260	$4.260	$4.360	$4.210	$3.970

Total return[2]	7.08%	4.75%	10.85%	14.19%	27.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,446	$13,597	$16,661	$15,015	$15,464
Ratio of expenses to average net assets	1.83%	1.83%	1.86%	1.83%	1.83%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.97%	1.99%	1.98%	2.08%	2.26%
Ratio of net investment income to average net assets	6.54%	6.72%	5.98%	7.35%	9.66%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	6.40%	6.56%	5.86%	7.10%	9.23%
Portfolio turnover	149%	151%	229%	644%	832%

[1] The average shares outstanding method has been applied for per share information for the years ended July 31, 2004 and 2003.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

18

Delaware High-Yield Opportunities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03
Net asset value, beginning of period	$4.260	$4.360	$4.210	$3.970	$3.420

Income (loss) from investment operations:
Net investment income[1]	0.290	0.289	0.262	0.305	0.352
Net realized and unrealized gain (loss) on investments	0.012	(0.090)	0.184	0.243	0.532
Total from investment operations	0.302	0.199	0.446	0.548	0.884

Less dividends and distributions from:
Net investment income	(0.302)	(0.299)	(0.296)	(0.308)	(0.334)
Total dividends and distributions	(0.302)	(0.299)	(0.296)	(0.308)	(0.334)

Net asset value, end of period	$4.260	$4.260	$4.360	$4.210	$3.970

Total return[2]	7.07%	4.75%	10.84%	14.16%	27.13%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$27,179	$16,285	$17,474	$8,824	$5,916
Ratio of expenses to average net assets	1.83%	1.83%	1.86%	1.83%	1.83%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.97%	1.99%	1.98%	2.08%	2.26%
Ratio of net investment income to average net assets	6.54%	6.72%	5.98%	7.35%	9.66%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	6.40%	6.56%	5.86%	7.10%	9.23%
Portfolio turnover	149%	151%	229%	644%	832%

[1] The average shares outstanding method has been applied for per share information for the years ended July 31, 2004 and 2003.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     19

Financial highlights

Delaware High-Yield Opportunities Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

					6/2/03[1]
	Year Ended				to
	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03
Net asset value, beginning of period	$4.270	$4.370	$4.210	$3.970	$3.960

Income (loss) from investment operations:
Net investment income[2]	0.313	0.310	0.279	0.322	0.050
Net realized and unrealized gain (loss) on investments	0.012	(0.090)	0.194	0.242	0.010
Total from investment operations	0.325	0.220	0.473	0.564	0.060

Less dividends and distributions from:
Net investment income	(0.325)	(0.320)	(0.313)	(0.324)	(0.050)
Total dividends and distributions	(0.325)	(0.320)	(0.313)	(0.324)	(0.050)

Net asset value, end of period	$4.270	$4.270	$4.370	$4.210	$3.970

Total return[3]	7.59%	5.27%	11.52%	14.55%	1.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,251	$3,704	$2,030	$16	$—
Ratio of expenses to average net assets	1.33%	1.33%	1.46%	1.43%	1.43%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.57%	1.59%	1.58%	1.68%	2.25%
Ratio of net investment income to average net assets	7.04%	7.22%	6.38%	7.75%	9.57%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	6.80%	6.96%	6.26%	7.50%	8.75%
Portfolio turnover	149%	151%	229%	644%	832%[4]

[1] Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information for the year ended July 31, 2004 and the period ended July 31, 2003.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitations not been in effect.
[4] Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

20

Delaware High-Yield Opportunities Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	7/31/07	7/31/06	7/31/05	7/31/04	7/31/03
Net asset value, beginning of period	$4.260	$4.360	$4.210	$3.970	$3.420

Income (loss) from investment operations:
Net investment income[1]	0.335	0.332	0.306	0.347	0.388
Net realized and unrealized gain (loss) on investments	0.012	(0.090)	0.184	0.244	0.532
Total from investment operations	0.347	0.242	0.490	0.591	0.920

Less dividends and distributions from:
Net investment income	(0.347)	(0.342)	(0.340)	(0.351)	(0.370)
Total dividends and distributions	(0.347)	(0.342)	(0.340)	(0.351)	(0.370)

Net asset value, end of period	$4.260	$4.260	$4.360	$4.210	$3.970

Total return[2]	8.15%	5.80%	11.96%	15.33%	28.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,557	$13,837	$7,931	$1,066	$3,316
Ratio of expenses to average net assets	0.83%	0.83%	0.86%	0.83%	0.83%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	0.97%	0.99%	0.98%	1.08%	1.26%
Ratio of net investment income to average net assets	7.54%	7.72%	6.98%	8.35%	10.66%
Ratio of net investment income to average net assets
prior to expense limitation and expense paid indirectly	7.40%	7.56%	6.86%	8.10%	10.23%
Portfolio turnover	149%	151%	229%	644%	832%

[1] The average shares outstanding method has been applied for per share information for the years ended July 31, 2004 and 2003.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

21

Notes to financial statements

Delaware High-Yield Opportunities Fund

July 31, 2007

Delaware Group Income Funds (the “Trust”) is organized as a Delaware statutory trust and offers four Series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware High-Yield Opportunities Fund (the “Fund”). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares are sold with a CDSC that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. Effective at the close of business on May 31, 2007, the Fund no longer accepts new purchases of Class B shares other than dividend reinvestments and certain permitted exchanges.

The investment objective of the Fund is to seek total return and, as a secondary objective, high current income.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in the Fund’s net asset value calculations as late as the Fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on January 31, 2008. Although the Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund’s financial statements.

Class Accounting — Investment income and common expenses are allocated to the classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

22

1. Significant Accounting Policies (continued)

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage fees, 12b-1 plan expenses, certain insurance costs and non-routine expenses or costs, including but not limited to, those relating to reorganization, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings and liquidations, do not exceed 0.83% of average daily net assets of the Fund through November 30, 2007.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund’s average daily net assets for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares, and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit 12b-1 fees through November 30, 2007 in order to prevent 12b-1 fees of Class R shares from exceeding 0.50% of average daily net assets.

At July 31, 2007, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$83,941
Dividend disbursing, transfer agent, accounting
and administration fees and other expenses
payable to DSC	32,612
Distribution fee payable to DDLP	66,364
Other expenses payable to DMC and affiliates*	2,096

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended July 31, 2007, the Fund was charged $7,769 for internal legal and tax services provided by DMC and/or its affiliates’ employees. For the year ended July 31, 2007, DDLP earned $60,368 for commissions on sales of the Fund’s Class A shares.

For the year ended July 31, 2007, DDLP received gross CDSC commissions of $669, $22,684, and $2,705 on redemption of the Fund’s Class A, Class B, and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees’ fees and benefits include expenses accrued by the Fund for each Trustee’s retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service were eligible to participate in a retirement plan that provided for the payment of benefits upon retirement. The amount of the retirement benefit was determined based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees of the Fund unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits were made in 2007 to those independent Trustees so entitled. The retirement benefit payout for the Fund was $15,429.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended July 31, 2007, the Fund made purchases of $283,244,565 and sales of $220,303,187 of investment securities other than short-term investments.

At July 31, 2007, the cost of investments for federal income tax purposes was $176,818,000. At July 31, 2007, net unrealized depreciation was $6,479,537, of which $2,363,998 related to unrealized appreciation of investments and $8,843,535 related to unrealized depreciation of investments.

(continues)     23

Notes to financial statements

Delaware High-Yield Opportunities Fund

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2007 and 2006 was as follows:

	Year Ended
	7/31/07	7/31/06
Ordinary income	$11,942,429	$8,776,541

5. Components of Net Assets on a Tax Basis

As of July 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$186,701,488
Undistributed ordinary income	241,110
Post-October losses	(7,544)
Capital loss carryforwards	(2,602,454)
Unrealized depreciation of investments	(6,479,537)
Net assets	$177,853,063

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, interest accrual on defaulted bonds, tax treatment of market discount and premium on debt instruments and the treatment of credit default swap contracts.

Post-October losses represent losses realized on investment transactions from November 1, 2006 through July 31, 2007 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments, paydowns gain (loss) on mortgage- and asset-backed securities and the treatment of credit default swap contracts. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2007, the Fund recorded the following reclassifications:

Undistributed net investment income	$547,638
Accumulated net realized gain (loss)	(547,638)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $1,794,104 was utilized in 2007. Capital loss carryforwards remaining at July 31, 2007 will expire as follows: $2,177,753 expires in 2010 and $424,701 expires in 2014.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	7/31/07	7/31/06
Shares sold:
Class A	16,131,500	8,017,272
Class B	690,363	486,900
Class C	3,683,027	1,225,582
Class R	1,542,551	536,316
Institutional Class	9,813,398	1,478,455

Shares issued upon reinvestment of
dividends and distributions:
Class A	1,014,172	912,687
Class B	95,775	104,992
Class C	199,740	145,725
Class R	85,132	49,237
Institutional Class	474,044	150,666
	33,729,702	13,107,832

Shares repurchased:
Class A	(7,989,211)	(13,077,892)
Class B	(1,054,471)	(1,220,940)
Class C	(1,328,467)	(1,556,900)
Class R	(327,926)	(183,002)
Institutional Class	(7,300,415)	(201,040)
	(18,000,490)	(16,239,774)
Net increase (decrease)	15,729,212	(3,131,942)

For the years ended July 31, 2007 and 2006, 318,849 Class B shares were converted to 318,849 Class A shares valued at $1,416,201 and 87,453 Class B shares were converted to 87,415 Class A shares valued at $373,970, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (the “Participants”), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of July 31, 2007, or at any time during the year then ended.

24

8. Swap Contracts

The Fund may enter into interest rate swap contracts, index swap contracts and credit default swap (“CDS”) contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/ receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (the “purchaser of protection”) transfers to another party (the “seller of protection”) the financial risk of a Credit Event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a Credit Event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended July 31, 2007, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized gains or losses on swap contracts. Upon payment, such amounts are recorded as realized gains or losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a Credit Event or the maturity or termination of the agreement.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of net assets.

9. Credit and Market Risk

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statement of Net Assets.

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

(continues)      25

Notes to financial statements

Delaware High-Yield Opportunities Fund

11. Termination of New Purchases of Class B Shares

As of the close of business on May 31, 2007, each Fund in the Delaware Investments® Family of Funds no longer accepts new or subsequent investments in Class B shares of the funds, other than a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund (each a Fund) for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’ pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, as of the close of business on May 31, 2007, reinvestment of redeemed shares with respect to Class B shares (which, as described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited back to your account) has been discontinued. In addition, because the Fund’s or its distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. The Fund may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

12. Change of Custodian

On July 26, 2007, Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15285, became the Fund’s custodian. Prior to July 26, 2007, JPMorgan Chase served as the Fund’s custodian.

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended July 31, 2007, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gains	Income	Total
Distributions	Distributions	Distributions
(Tax Basis)	(Tax Basis)	(Tax Basis)
—	100%	100%

(A) and (B) are based on a percentage of the Fund’s total distributions.

26

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees Delaware Group Income Funds – Delaware High-Yield Opportunities Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware High-Yield Opportunities Fund (one of the series constituting Delaware Group Income Funds) (the “Fund”) as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware High-Yield Opportunities Fund series of Delaware Group Income Funds at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
September 24, 2007

27

Other Fund information (unaudited)

Delaware High-Yield Opportunities Fund

Board Consideration of Delaware High-Yield Opportunities Fund Investment Advisory Agreement

At a meeting held on May 16-17, 2007 (Annual Meeting), the Board of Trustees (Board), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware High Yield Opportunities Fund (Fund). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (Delaware Investments) concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Meeting, the Board separately received and reviewed in mid-January 2007 independent historical and comparative reports prepared by Lipper Inc. (Lipper), an independent statistical compilation organization. The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Board requested and received certain information regarding management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to fully invest in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent counsel. While attention was given to all information furnished, the following discusses under separate headings the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent and Quality of Service. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board noted that it was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (DSC), noting DSC’s commitment to maintain a high level of service and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. During 2006, management conducted extensive research into alternatives that could further improve the quality and cost of delivering investment accounting services to the Fund. The Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange fund investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Fund. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (Performance Universe). A fund with the best performance ranked first, and a fund with the poorest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and 10-year periods ended December 31, 2006. The Board also considered comparative annualized performance for the Fund for the same periods ended October 31, 2006. The performance comparison presented below is based upon the December 31, 2006 information. The Board noted its objective that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional high current yield funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-, three-, five- and 10-year periods was in the first quartile of its Performance Universe. The Board was very satisfied with performance.

28

Board Consideration of Delaware High-Yield Opportunities Fund Investment Advisory Agreement (continued)

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds as of October 31, 2006. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused particularly on the comparative analysis of the effective management fees and total expense ratios of the Fund and the effective management fees and expense ratios of a group of similar funds as selected by Lipper (Expense Group). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund’s total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure, approved by the Board and shareholders and again reviewed by the Board this year, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. This results in a lower advisory fee than would otherwise be the case on all assets when those asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

29

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	82	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer
April 14, 1963		since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	82	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 4, 1947			(January 1984–March 2004)
John A. Fry	Trustee	Since	President —	82	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 28, 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	82	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 7, 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	82	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 24, 1947
Ann R. Leven	Trustee	Since	Consultant —	82	Director and
2005 Market Street		October 1989	ARL Associates		Audit Committee
Philadelphia, PA			(Financial Planning)		Chairperson — Andy
19103			(1983–Present)		Warhol Foundation

November 1, 1940					Director and Audit
Committee Chair —
Systemax, Inc.

30

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Thomas F. Madison	Trustee	Since	President and Chief	82	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director and Audit
			and Consulting)		Committee Chair —
February 25, 1936			(January 1993–Present)		Digital River, Inc.

Director and Audit
Committee Member —
Rimage
Corporation

Director — Valmont
Industries, Inc.
Janet L. Yeomans	Trustee	Since	Treasurer	82	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation
July 31, 1948
Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.
J. Richard Zecher	Trustee	Since	Founder —	82	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 3, 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	82	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 2, 1963
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	82	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 21, 1966
John J. O’Connor	Senior Vice President	Treasurer	John J. O’Connor has served in	82	None[4]
2005 Market Street	and Treasurer	since	various executive capacities
Philadelphia, PA		February 2005	at different times at
19103			Delaware Investments.

June 16, 1957
Richard Salus	Senior	Chief Financial	Richard Salus has served in	82	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 4, 1963

[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
[4] David F. Connor, David P. O’Connor, John J. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. John J. O’Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, an investment company that has several portfolios sub-advised by the registrant’s investment advisor and whose investment advisor is an affiliated person of the registrant’s investment advisor.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

31

About the organization

This annual report is for the information of Delaware High-Yield Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware High-Yield Opportunities Fund and the Delaware Investments® Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O’Connor
Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at http://www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at http://www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

32

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Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.

(2180)	Printed in the USA
AR-137 [7/07] CGI 9/07	MF-07-08-039 PO12157

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $79,200 for the fiscal year ended July 31, 2007.

_______________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $76,800 for the fiscal year ended July 31, 2006.

     (b) Audit-related fees.

          The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended July 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2006.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $33,700 for the registrant’s fiscal year ended July 31, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures reports to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $26,700 for the fiscal year ended July 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $12,900 for the fiscal year ended July 31, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2006.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2007.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2006.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $281,062 and $201,280 for the registrant’s fiscal years ended July 31, 2007 and July 31, 2006, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE GROUP INCOME FUNDS

PATRICK P. COYNE
By: Patrick P. Coyne
Title: Chief Executive Officer
Date: October 5, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By: Patrick P. Coyne
Title: Chief Executive Officer
Date: October 5, 2007

RICHARD SALUS
By: Richard Salus
Title: Chief Financial Officer
Date: October 5, 2007